     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 1998
                                                              FILE NO. 33-72830
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                        POST-EFFECTIVE AMENDMENT NO. 6
                                      TO
                                   FORM S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                ---------------
A. EXACT NAME OF TRUST:
                            JPF SEPARATE ACCOUNT C
B. NAME OF DEPOSITOR:
                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
C. COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:
                      ONE GRANITE PLACE CONCORD, NH 03301
D. NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE:
                         RONALD R. ANGARELLA PRESIDENT
                    JEFFERSON PILOT SECURITIES CORPORATION
                              ONE GRANITE PLACE
                               CONCORD, NH 03301

                                  COPIES TO:

                             CHARLENE GRANT, ESQ.
                 JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                              ONE GRANITE PLACE
                               CONCORD, NH 03301

                              JOAN E. BOROS, ESQ.
                        JORDEN, BURT, BOROS, CIOCHETTI,
                            BERENSON & JOHNSON LLP
                      1025 THOMAS JEFFERSON STREET, N.W.
                                SUITE 400 EAST
                          WASHINGTON, D.C. 20007-0805

                                ---------------
  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)
    [_] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
    [X] ON MAY 1, 1998 PURSUANT TO PARAGRAPH (B)
    [_] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(I)
    [_] ON MAY 1, 1997 PURSUANT TO PARAGRAPH (A)(I) OF RULE (485)
    [_] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.
E. TITLE AND AMOUNT OF SECURITIES BEING REGISTERED:
    UNITS OF INTEREST IN THE SEPARATE ACCOUNT UNDER INDIVIDUAL AND SURVIVOR-SHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES.
F. PROPOSED MAXIMUM OFFERING PRICE TO THE PUBLIC OF THE SECURITIES BEING
REGISTERED:
    REGISTRATION OF INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.
G. AMOUNT OF FILING FEE:
    AN INDEFINITE AMOUNT OF THE REGISTRANT'S SECURITIES HAS BEEN REGISTERED PURSUANT TO A DECLARATION, UNDER RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, SET OUT IN THE FORM S-6 REGISTRATION STATEMENT. REGISTRANT FILED A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997
    ON MARCH 31, 1998.
H. APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after the effective date.
  Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(B) under the In-vestment Company Act of 1940, with respect to the policy described in the Pro-spectus.

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

                            THE JPF HERITAGE SERIES
                        JP FINANCIAL SEPARATE ACCOUNT C

                     INDIVIDUAL AND SURVIVORSHIP FLEXIBLE
                   PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   Issued by
                  Jefferson Pilot Financial Insurance Company
                               One Granite Place
                         Concord, New Hampshire 03301
                                (603) 226-5000

     This Prospectus describes two forms of a flexible premium variable life insurance policy issued by Jefferson Pilot Financial Insurance Company ("JP Financial"): an individual flexible premium variable life insurance policy form ("JP Financial Heritage I") and a survivorship flexible premium variable life insurance policy form ("JP Financial Heritage II") (collectively the "Policy" or "Policies"), The Policies are designed to provide a Policyowner with both lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits, together with the opportunity to participate in the investment experience of JPF Separate Account C ("Separate Account C"). Although each Policy contains a schedule of intended premium payments ("Planned Periodic Premiums") and an intended frequency of premium payments ("Premium Frequency"), a Policyowner may, subject to certain restrictions, vary the frequency and amount of the premium payments and increase or decrease the level of life insurance benefits payable under the Policy. The flexibility allows a Policyowner to provide for changing insurance needs within the framework of a single insurance policy. Unlike traditional insurance protection providing fixed benefits, the Policyowner participates in the investment experience of Separate Account C. Accumulation Value under the Policies will increase with positive investment experience and decrease with negative investment experience. Accumulation Value in Separate Account C is not guaranteed and could decline to zero.

     JP Financial Heritage I provides life insurance coverage on one Insured, with the Death Benefit payable at the Insured's death. JP Financial Heritage II provides life insurance coverage on two Insureds, with the Death Benefit payable upon the death of the last surviving Insured. If Net Premiums are allocated to Separate Account C, the amount of the Death Benefit may reflect the investment experience of the chosen Divisions, as well as the frequency and amount of premiums, any withdrawals of Cash Value ("withdrawal"), and the charges assessed in connection with the Policy. As long as the Policy remains in force, the Death Benefit will not be less than the current Specified Amount of the Policy, reduced by any outstanding indebtedness and any due and unpaid fees and charges. The minimum initial Specified Amount is $500,000 for JPF Heritage I and $2,000,000 for JP Financial Heritage II. Alter a withdrawal, the Specified Amount may not be reduced to less than $250,000 for JP Financial Heritage I and $500,000 for JP Financial Heritage II Policy.

     The Death Benefit is payable under two options. The Policyowner will make two elections to determine the Death Benefit under the Policy. First, the Policyowner will choose one of two Death Benefit options offered under the Policy. Second, the Policyowner will choose the Death Benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. In general, under Death Benefit Option I, the Death Benefit payable under the Policy is equal to the current Specified Amount. Under Death Benefit Option II, the Death Benefit equals the current Specified Amount plus the Accumulation Value of the Policy on the date of death. The Policy will also increase the Death Benefit if necessary to ensure that the Policy will continue to qualify as life insurance under Federal tax laws. The Policyowner may not change the Death Benefit qualification test once selected but may, subject to certain restrictions, change from one death benefit option to the other after the Policy has been issued.

     The initial premium payment must be sufficient to keep the Policy in force for at least three months. If a Policyowner chooses the Guaranteed Death Benefit Rider, the Death Benefit will be guaranteed to never be less than the Specified Amount, provided that a cumulative minimum premium requirement is met. No premium payment may be less than $500.

     The Policy will remain in force so long as Cash Value exceeds indebtedness and Cash Value less indebtedness is sufficient to pay certain monthly charges imposed in connection with the Policy. The Cash Value equals the Accumulation Value less any Surrender Charge. Accumulation Value in Separate Account C will reflect the investment experience of the chosen Divisions, the amount and frequency of premium payments, any withdrawals, and charges imposed in connection with the Policy. Adherence to the schedule of Planned Periodic Premiums will not assure the Policy will remain in force. The Policyowner bears the entire investment risk for all amounts allocated to Separate Account C; no minimum Accumulation Value is guaranteed and the Accumulation Value could decline to zero. So long as Cash Value exceeds indebtedness and subject to certain conditions described in this Prospectus, a Policyowner may obtain policy loans at any time after the first policy anniversary and may make withdrawals at any time. Both withdrawals and policy loans must be made prior to the Policy's Maturity Date.

     The Policyowner may allocate Net Premiums to one or more of the Divisions or to JP Financial's General Account on the Allocation Date. Each Division will invest solely in a corresponding portfolio (a "Portfolio") of J.P. Morgan
Series Trust II (the "Trust"). Prior to the Allocation Date the Net Premiums paid will be deposited in JP Financial's General Account. There is a "free look" period during which the Policyowner may cancel the Policy. If the Policyowner elects during this "free look" period to cancel the Policy, JP Financial will reimburse, within seven days from the date the Policy is surrendered to JP Financial, the full amount of premium paid. The accompanying Prospectus for the Trust and the Statement of Additional Information, available on request, describe the investment objectives and risks of the five Portfolios of the Trust. The Policies described in this Prospectus are not available in all states.

     JP Financial believes the Policy will in general receive favorable tax treatment under the Internal Revenue Code of 1986 ("the Code"). However, because there are issues as to which the law is developing or changing, there can be no guarantees. Information in this Prospectus is not intended as tax advice and JP Financial recommends that prospective purchasers rely only on the advice of a qualified tax adviser. Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous and should consult with their financial advisers with respect to the Policy. It may also not be advantageous to purchase this Policy if the prospective purchaser already owns a flexible premium variable life insurance policy.

     This Prospectus generally describes only the portion of the Policy involving Separate Account C. For a brief summary of Jefferson Pilot Financial's General Account, see "THE GENERAL ACCOUNT."

          This Prospectus Is Valid Only If Accompanied Or Preceded By

             A Current Prospectus For J.P. Morgan Series Trust II.

HERITAGE I AND HERITAGE II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE CONTRACTS INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES DIVISION, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES DIVISION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please Read This Prospectus Carefully and Retain It For Future Reference.

                  The Date of This Prospectus is May 1, 1998

                               TABLE OF CONTENTS

                                                    Page                                                        Page
                                                    ----                                                        ----
DEFINITIONS.......................................     3
SUMMARY...........................................     4  OTHER MATTERS.........................................  23
JEFFERSON PILOT FINANCIAL INSURANCE                           Voting Rights.....................................  23
COMPANY...........................................     9      Additions, Deletions or Substitutions of
JPF SEPARATE ACCOUNT C............................     9      Investments.......................................  23
    Divisions.....................................     9      Annual Report.....................................  23
J.P. MORGAN SERIES TRUST II.......................     9      Confirmation......................................  23
THE POLICIES......................................    10      Limitation on Right to Contest....................  24
    General.......................................    10      Misstatements.....................................  24
    Payment of Premiums...........................    11      Suicide...........................................  24
    Guaranteed Death Benefit Premiums.............    11      Beneficiaries.....................................  24
    Premium Limitations...........................    11      Postponement of Payments..........................  24
    Allocation of Premiums........................    11      Assignment........................................  24
    Transfers.....................................    12      Illustration of Benefits and Values...............  25
    Telephone Transfers, Loans and Reallocations..    13      Non-Participating Policy..........................  25
    Policy Lapse..................................    13      Year 2000 Matter..................................  25
    Reinstatement.................................    13  THE GENERAL ACCOUNT...................................  25
    Policy "Free Look"............................    14      General Description...............................  25
CHARGES AND DEDUCTIONS............................    14      General Account Accumulation Value................  26
    Premium Charges...............................    14      Determination of Charges..........................  26
    Monthly Deduction.............................    14      Premium Deposit Fund..............................  26
    Risk Charge...................................    15  DISTRIBUTION OF THE POLICY............................  26
    Surrender Charge..............................    15      Group or Sponsored Arrangements...................  27
    Administrative Fees...........................    16  MANAGEMENT OF JP FINANCIAL............................  28
    Other Charges.................................    16      Executive Officers and Directors of JP Financial..  28
POLICY BENEFITS AND RIGHTS........................    16      Executive Officers (Other Than Directors).........  28
    Death Benefits................................    16  STATE REGULATION OF JP FINANCIAL......................  29
    Guaranteed Death Benefit......................    18  FEDERAL TAX MATTERS...................................  29
    Combined Requests.............................    18      Tax Considerations................................  29
    Maturity of the Policy........................    18      Policy Proceeds...................................  29
    Optional Insurance Benefits...................    18      Charge for JP Financial Income Taxes..............  31
    Settlement Options............................    19  EMPLOYEE BENEFIT PLANS................................  32
CALCULATION OF ACCUMULATION                               LEGAL PROCEEDINGS.....................................  32
VALUE.............................................    20  EXPERTS...............................................  32
    Unit Values...................................    20  REGISTRATION STATEMENT................................  32
    Net Investment Factor.........................    21  FINANCIAL STATEMENTS..................................  32
CASH VALUE BENEFITS...............................    21  ILLUSTRATIONS......................................... A-1
    Surrender Privileges..........................    21
    Policy Loans..................................    22

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. JP FINANCIAL DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE TRUST OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST.

                                  DEFINITIONS

     In addition to terms which are defined elsewhere in this Prospectus, the following words and phrases shall have the indicated meanings:

     Accumulation Value--The total amount that a Policy provides for investment at any time plus the amount held as collateral for Policy Debt.

     Age--The Insured's age at his or her nearest birthday.

     Allocation Date--The date when the initial premium is placed in the Divisions and the General Account in accordance with the Policyowner's allocation instructions in the application. The Allocation Date is 20 days from the date the Policy is issued.

     Attained Age--The age of the Insured at the last policy anniversary.

     Beneficiary--The person designated by the Policyowner in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with JP Financial. If no Beneficiary survives the Insured, the Policyowner or the Policyowner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

     Cash Value--The Accumulation Value less any applicable Surrender Charge. This amount less the amount of

Policy Debt is payable to the Policyowner on the earlier of surrender of the Policy or the Maturity Date.

     Date of Receipt--Any business day of JP Financial prior to 4:00 P.M. Eastern time, on which a notice or premium payment is received at JP Financial's service center or home office.

     Death Benefit--The amount, less the amount of Policy Debt, which is payable to the Beneficiary under the Policy upon the death of the Insured under JPF Heritage I and the death of the last surviving Insured under JPF Heritage II.

     Division--A separate division of Separate Account C which invests exclusively in the shares of a specified Portfolio of the Trust.

     General Account--The assets of JP Financial other than those allocated to Separate Account C or any other separate account.

     Insured(s)--The person(s) upon whose life the Policy is issued.

     Issue Age--The Insured's age at his or her nearest birthday on the Policy Date.

     Joint Equal Age--On JPF Heritage II, this will be calculated pursuant to a formula which converts the specific age, gender and underwriting classifications of the two Insureds into one age. The Joint Equal Age is used in determining issue age limitations, minimum premiums and guaranteed death benefit premiums.

     Loan Value--Generally, 90% of a Policy's Cash Value on the date of a loan.

     Maturity Date-- Unless otherwise specified, the Maturity Date will be the policy anniversary nearest to the Insured's 100th birthday for JPF Heritage I and the younger Insured's 100th birthday for JPF Heritage II.

     Monthly Anniversary Date--The same day in each month as the Policy Date.

     Net Premium--The gross premium less a 2.5% state premium tax charge, a 1.25% Federal deferred acquisition cost tax charge and a 3% sales charge.

     Owner (Policyowner)--The person or entity so designated in the application or as subsequently changed.

     Policy Date--The date set forth in the Policy, which is the date requested by the Owner. If no date is requested, it is the date the Policy is issued. The Policy Date is the date from which policy years, policy months, and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th, or 31st of a month, the Policy Date will be the 1st of the following month.

     Policy Debt--The sum of all unpaid policy loans and accrued interest thereon.

     Portfolio--A separate investment Portfolio of the Trust.

     Proof of Death--One or more of the following:

          (a) A copy of a certified death certificate.

          (b) A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

          (c) A written statement by a medical doctor who attended the Insured.

          (d) Any other proof satisfactory to JP Financial.

     Separate Account C--JPF Separate Account C, a separate investment account created by JP Financial to receive and invest Net Premiums paid under the Policy and other flexible premium variable life insurance policies offered by JP Financial.

     Specified Amount--The face amount of the Policy which is the minimum death benefit payable under the Policy.

     Surrender Charge--A sales charge assessed only upon surrender or withdrawal.

     Trust--J.P. Morgan Series Trust II, a series mutual fund.

     Valuation Date--Each day that the company and the New York Stock Exchange are open for business, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 P.M. Eastern time. In addition to being closed on all Federal holidays, the Company will be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

     Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange on each Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                                    SUMMARY

     The discussion in this Prospectus assumes that there is no policy loan outstanding and that state variations will be covered by policy endorsement. The terms under which the Policies are issued may also vary from those described in this Prospectus based on particular circumstances. The description of the Policies in this Prospectus is subject to the terms of the Policy purchased by a Policyowner and any supplement or endorsement to it. An applicant may review a copy of the Policy and any supplement or endorsement to it on request.


What are the variable life Policies being offered?

     This Prospectus describes two forms of a flexible premium variable life insurance policy issued by Jefferson Pilot Financial Insurance Company ("JP Financial"). JP Financial Heritage I provides life insurance coverage on one Insured, with the Death Benefit payable upon the death of such Insured. JP Financial Heritage II provides life insurance coverage on two Insureds, with a Death Benefit payable only when the last surviving Insured dies. The Policyowner may, subject to certain limitations, make premium payments in any amount at any frequency. The Policies are life insurance contracts with death benefits, cash values, and offer features traditionally associated with life insurance. They are called "flexible premium" because, unlike many insurance contracts, there are no fixed schedules for premium payments, although each Policyowner may establish a schedule of premium payments ("Planned Periodic Premiums"). This flexibility permits a Policyowner to provide for evolving insurance needs within a single insurance product. The minimum initial Specified Amount is $500,000 for JP Financial Heritage I and $2,000,000 for JP Financial Heritage II. A Policyowner may increase or decrease coverage. Increasing coverage under the Policy, rather than purchasing another policy, may save additional administrative costs. Increasing coverage under the Policy or purchasing another policy may require new evidence of insurability. Increasing or decreasing coverage may have certain tax consequences. See "FEDERAL TAX MATTERS".

     The Policies generally work as follows: a Policyowner periodically pays a premium to JP Financial. JP Financial subtracts an amount for state premium taxes, the Federal deferred acquisition cost tax charge and the sales charge from each premium. JP Financial then places the Net Premium into one or more of the five Divisions and/or JP Financial's General Account as directed by the Policyowner. Each Division invests its assets in a corresponding Portfolio of the Trust. During the year, JP Financial takes charges from each Division and credits or charges each Division with its respective investment experience. The cost of insurance charge, which is deducted from each Policy's Accumulation Value, varies monthly based on the sex, Issue Age, policy year, rating class of the Insured(s), Specified Amount of the Policy, Death Benefit option and applicable corridor percentage. A policyowner will incur a Surrender Charge for a surrender or withdrawal during the first five policy years. See "CHARGES AND DEDUCTIONS--Surrender Charge".

     The Death Benefit is payable under two options. The Policyowner will make two elections to determine the Death Benefit under the Policy. First, the Policyowner will choose one of two Death Benefit options offered under the Policy. Second, the Policyowner will choose the Death Benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. In general, under Death Benefit Option I, the Death Benefit payable under the Policy is equal to the current Specified Amount; under Death Benefit Option II, the Death Benefit is equal to the Specified Amount plus the Accumulation Value of the Policy on the date of death. The Policy will also increase the Death Benefit if necessary to ensure that the Policy will continue to qualify as life insurance under Federal tax laws. The Policyowner may not change the Death Benefit qualification test once selected but may, subject to certain restrictions, change from Death Benefit Option I to Option II, and vice versa, after the Policy has been issued. Prospective Policyowners should be aware that there is no guarantee of Accumulation Value in Separate Account C. See "POLICY BENEFITS AND RIGHTS--Death Benefits".

     All persons insured must meet specified age limits and certain health and other standards called "Underwriting Standards". The smoking status of the Insureds is generally reflected in the cost of insurance rates. However, for JP Financial Heritage I, distinctions between smokers and nonsmokers are only made for Insureds age 15 and over. Policies issued in certain jurisdictions will not directly reflect the sexes of the Insureds in either the premium rates or the charges and values under the Policy.

     Variations from the information contained in this Prospectus due to individual state regulations are described in endorsements to the policy. Policyowners should consult their policies for definitive information.

What is the amount of the Premiums?

     Premiums are flexible and the Policyowner may choose the amount and frequency of premium payments provided each premium is at least $500. JP Financial reserves the right to limit the amount of any increase in premium payment.

     The first premium is due on the Policy Date. The amount of the first premium must be sufficient to keep the policy in force for three months. Premiums are paid in advance, generally one year at a time; however, JP Financial permits semi-annual, quarterly and monthly premium payments. Changes in Premium Frequency and increases or decreases in the amount of Planned Periodic Premiums may be made by the Policyowner. JP Financial will notify Policyowners if any premiums, scheduled or unscheduled, would cause their Policies to be deemed to be modified endowment contracts and allow for a refund of the excess premium. See "FEDERAL TAX MATTERS--Policy Proceeds".

     Failure to pay premiums in accordance with the schedule of Planned Periodic Premiums will not automatically cause the Policy to lapse. Unless the Guaranteed Death Benefit Rider is in force and the conditions under the Rider satisfied, it will lapse when the Cash Value less outstanding Policy Debt is insufficient to pay the monthly deduction for certain charges ("monthly deduction") and a grace period expires without a sufficient payment by the Policyowner. Conversely, payment of premiums in accordance with the schedule of Planned Periodic Premiums does not necessarily mean that the Policy will remain in force. See "THE POLICIES--Policy Lapse".

     The Guaranteed Death Benefit Rider guarantees that the Death Benefit will never be less than the Specified Amount provided that a cumulative minimum premium requirement is met.

What is JPF Separate Account C?

     Separate Account C is a separate account established by JP Financial pursuant to the insurance laws of the State of New Hampshire and organized as a registered unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve any supervision by the Securities and Exchange Commission (the "Commission") of the management or investment practices or policies of Separate Account C. Separate Account C is presently comprised of five Divisions, each of which buys shares at net asset value of the corresponding portfolio (a "Portfolio") of J.P. Morgan Series Trust II (the "Trust").

What is J.P. Morgan Series Trust II?

     The Trust is registered as an open-end diversified management company under the 1940 Act. Its shares are offered to the Divisions, whether now in existence or to be established by JP Financial. The Trust's shares may also be offered to other separate accounts which may be established by JP Financial, its affiliated insurance companies, or other insurance companies and to qualified pension and retirement plans outside of the separate account context.

     The Trust presently has five classes of shares, each representing a Portfolio having a specific investment objective. The present Portfolios of the Trust are the J.P. Morgan Treasury Money Market Portfolio, the J.P. Morgan Bond Portfolio, the J.P. Morgan Equity Portfolio, the J.P. Morgan Small Company Portfolio and the J.P. Morgan International Opportunities Portfolio.

     The investment manager to the Trust is J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan Guaranty"). JPMIM receives fees from the Trust for providing investment management services. The fees range from .20 percent to .60 percent of average daily net assets of the Portfolios. See "J.P. MORGAN SERIES TRUST II".

What are the charges made by JP Financial?

     State Premium Tax Charge and Federal DAC Tax Charge. These charges are deducted from each premium payment, currently 2.5% for state premium taxes and 1.25% as a Federal deferred acquisition cost ("DAC") tax charge.

     Sales Charge. A 3% sales charge is deducted from each premium payment. Also see below "Surrender or Withdrawal Charges".

     Cost of Insurance Charge. This charge is calculated on each Monthly Anniversary Date and deducted from each Policy's Accumulation Value. The charge is based on the sex, Issue Age, policy year, rating class of the Insured(s), Specified Amount, Death Benefit option and applicable corridor percentage. Monthly cost of insurance rates will be determined by JP Financial based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed or be increased above the maximum charge based upon the Commissioner's 1980 Standard Ordinary Mortality Table.

     Charge for Mortality and Expense Risks. This charge is imposed daily at an annual rate of .65% on the assets of each Division. JP Financial will realize income from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

     Surrender or Withdrawal Charges. This sales charge is imposed at the time of surrender or withdrawal during the first five policy years. It declines annually from 5% to 0% of premiums paid in the first policy year.

     Administrative Charge for Withdrawal or Transfer. JP Financial charges $100 for each withdrawal and for certain transfers between Divisions or between the Divisions and the General Account. See "THE POLICIES--Transfers" for a description of situations in which the transfer charge will be imposed.

     Guaranteed Death Benefit Charge. If the Guaranteed Death Benefit Rider is added to the Policy, a monthly charge of $.01 per $1,000 of Specified Amount will be deducted each month from the Accumulation Value of the Policy.

     Charge for Optional Rider Benefits. An additional charge is required if the Policyowner elects to purchase certain optional insurance benefits by rider. Charges are deducted monthly from a Policy's Accumulation Value. See "POLICY BENEFITS AND RIGHTS--Optional Insurance Benefits".

     See "CHARGES AND EXPENSES" for a fuller description of charges under the Policies.

Is there a charge against Separate Account C for Federal income tax?

     Currently no charge is made against any Division for Federal income taxes. However, if JP Financial incurs, or expects to incur, income taxes attributable to any Division of this class of Policies in future years, it reserves the right to make a charge. See the discussion of the Federal DAC tax charge under "CHARGES AND DEDUCTIONS--Premium Charges".

How are amounts allocated to each Division or the General Account?

     The Policyowner indicates in the application the allocation of Net Premium payments among the Divisions and the General Account. The initial Net Premium is allocated on the Allocation Date and Net Premiums received after the Allocation Date are allocated generally on the Date of Receipt. The minimum percentage of any Net Premium payment allocated to any Division or the General Account is 1%. The Policyowner may change his or her allocation of future premium payments by written notice to JP Financial or by telephone, if the proper telephone authorization is on file, without payment of any fee or penalty.

What is the relationship between the premium and the amount allocated to the Divisions?

     The initial Net Premium is allocated by JP Financial on the Allocation Date among the Divisions and the General Account as directed by the Policyowner. Prior to the Allocation Date the initial Net Premium is held in JP Financial's General Account. The initial Net Premium is the initial gross premium, plus any additional premium paid prior to the Allocation Date, less the state premium tax charge, the Federal DAC tax charge and the sales charge. These charges also apply to subsequent premium payments.

What commissions are paid to agents?

     The Policies are sold by agents who represent JP Financial and are registered representatives of Jefferson Pilot Securities Corporation or other registered broker-dealers. Commissions payable to agents are described under "DISTRIBUTION OF THE POLICY".

What is the Death Benefit?

     The Death Benefit under JP Financial Heritage I is the amount payable to the named Beneficiary when the person insured under the Policy dies. The Death Benefit under JP Financial Heritage II is the amount payable to the named Beneficiary when the last surviving Insured dies. The Death Benefit proceeds will equal the Death Benefit of the Policy, plus any additional rider benefits included and then due, minus any outstanding Policy Debt or unpaid cost of insurance charges or charges for riders.

     Under Option I, the Death Benefit will be equal to the greater of the Specified Amount or the Accumulation Value of the Policy on the date of death multiplied by the corridor percentage. Under Option II, the Death Benefit is equal to the Specified Amount plus the Accumulation Value of the Policy on the date of death; provided, however, that under Option II, the Death Benefit can never be less than the Accumulation Value on the date of death multiplied by the corridor percentage. See "POLICY BENEFITS AND RIGHTS-Death Benefits". Under the Guaranteed Death Benefit Rider the Death Benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met.

How does the Accumulation Value of a Policy vary in relation to the Divisions' investment experience?

     The Policy provides for Accumulation Value equal to the total of the Policy's Accumulation Value in the Divisions and Accumulation Value in the General Account. The Policy's Accumulation Value will reflect the amount and frequency of premium payments, the investment experience of the Divisions, the value of Net Premiums (Net Premiums plus credited interest), if any, allocated to the General Account, policy loans, any withdrawals, and any charges imposed in connection with the Policy. There is no minimum guaranteed Accumulation Value.

What is the loan provision and how does a loan affect the Death Benefit, Accumulation Value and Cash Value?

     After the first policy anniversary, a Policyowner may borrow against the Cash Value of his or her Policy. Generally, the maximum loan amount is 90% of the Cash Value of the Policy on the date of the loan. Loan interest is payable at the end of each policy year and all Policy Debt outstanding will be deducted from proceeds payable at the Insured's death for JP Financial Heritage I and at the death of the last surviving Insured for JP Financial Heritage II, upon maturity, or upon surrender.

     When a policy loan is made, a portion of the Policy's Accumulation Value sufficient to secure the loan will be transferred to the General Account. A policy loan removes the proceeds from the investment experience of Separate Account C which will have a permanent effect on the Accumulation Value, the Cash Value and the Death Benefit even if the loan is repaid.

     There are two types of loans available. See "CASH VALUE BENEFITS--Policy Loans" for a description of the two types of loans and their applicable interest rates.

Is there a short-term cancellation right?

     The Policyowner has the limited right to return a Policy for cancellation and full refund of all premiums paid. JP Financial will cancel the Policy if it is returned by mail or personal delivery to JP Financial, or to the agent who sold the Policy, within 20 days after the delivery of the Policy to the Policyowner. JP Financial will return to the Policyowner, within seven days, all payments received on the Policy.

What transfers is a Policyowner allowed?

     A Policyowner may transfer Accumulation Value among the Divisions and among the Divisions and the General Account. However, transfers out of the General Account are subject to restrictions. JP Financial currently permits up to 24 transfers per policy year, twelve of which will not incur a transfer charge. See "THE POLICIES--Transfers" for a more complete description of the terms and conditions of the transfer privileges under the Policies.

Are the benefits under the Policies subject to Federal income tax?

     Under current interpretations of the tax laws, all Death Benefits paid under the Policies will generally be fully excludable from the gross income of the Beneficiary for Federal income tax purposes. Treasury regulations require that investments underlying the Policies be adequately diversified. JP Financial believes it is presently in compliance with the regulations and intends to remain in compliance with such regulations and other Federal tax law requirements.

     If a Policyowner elects to make certain transactions, including a withdrawal, surrender or exchange of the Policy, the Policyowner may be taxed on a portion of any amounts paid to the Policyowner (which may include any prior policy loans cancelled in the transaction). Also, if premiums paid by a Policyowner exceed certain limits and the Policy is deemed a modified endowment contract, then any pre-death distributions, including loans, surrenders and partial withdrawals, may be treated as income taxable to the Policyowner and may also cause the Policyowner to incur a penalty tax of 10%. Policyowners are advised to consult with their own tax advisers with regard to the tax consequences of the Policy. See "FEDERAL TAX MATTERS".

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

  JP Financial (formerly Chubb Life Insurance Company of America) is a stock life insurance company originally chartered in Tennessee and redomesticated to the State of New Hampshire in 1991. It has been continuously engaged in the insurance business since 1903. It is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia. JP Financial is a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401. Its telephone number is 910-691-3000. JP Financial's home office is located at One Granite Place, Concord, New Hampshire 03301, telephone number 603/226-5000.

  JP Financial and its subsidiaries had total assets, at December 31, 1997, of $4,919,934 and had over $64 billion of insurance in force, while total assets of Jefferson-Pilot Corporation, as of the same date, were approximately $23 billion.

  JP Financial writes individual insurance. It is subject to New Hampshire law governing insurance, and is regulated and supervised by the New Hampshire Insurance Commissioner. JP Financial is currently rated AAA by Duff &Phelps, AA (Excellent) by Standard & Poor's Corporation and A+ (Superior) by A.M. Best and Company. These ratings do not apply to Separate Account C, but reflect the opinion of the rating company as to JP Financial's ability to meet its contractual obligations to its policyowners and its relative financial strength. Even though assets in Separate Account C are held separately from JP Financial's other assets, ratings of JP Financial may still be relevant to Policyowners since not all of JP Financial's contractual obligations relate to payments based on those segregated assets.

                            JPF SEPARATE ACCOUNT C

  Separate Account C is a separate account of JP Financial established under New Hampshire law on August 4, 1993. Separate Account C is registered as a unit investment trust with the Commission under the 1940 Act and is subject to that Act's requirements. Such registration does not involve supervision of the management or investment policies of Separate Account C or JP Financial by the Commission. JP Financial is the depositor of Separate Account C. Under New Hampshire law, the assets of Separate Account C are held exclusively for the benefit of Policyowners and persons entitled to payments under this Policy and other variable life insurance policies funded by Separate Account C. The income, realized or unrealized capital gains, or capital losses of Separate Account C are credited to or charged against the assets held in Separate Account C in accordance with the terms of the Policy, without regard to other income or capital gains or losses of any other account arising out of any other business JP Financial conducts. Separate Account C is administered and accounted for as a part of the general business of JP Financial, but the assets of Separate Account C are not chargeable with liabilities arising out of any other business which JP Financial may conduct.

  JP Financial holds the assets of Separate Account C physically segregated and separate and apart from the General Account. JP Financial maintains records of all purchases and redemptions of Trust shares by each of the Divisions.

  Divisions. Separate Account C presently has five Divisions but may, in the future, add or delete Divisions. Each Division will invest exclusively in shares representing an interest in a Portfolio of the Trust.

  Investment income and other distributions to each Division arising from the applicable underlying Portfolio of the Trust increase the assets of the corresponding Division. The income and both realized and unrealized gains or losses on the assets of each Division are credited to or charged against that Division without regard to income, gains or losses from any other Division.

                          J.P. MORGAN SERIES TRUST II

  Separate Account C invests in shares of the Trust which is organized as a Delaware business trust and is registered as an open-end diversified management company under the 1940 Act. The Trust currently has five Portfolios, each of which has different objectives. The shares of each Portfolio are presently offered to the Divisions, and may also be offered to other separate accounts that fund variable life policies or variable annuities which are established by JP Financial or other insurance companies and to qualified pension and retirement plans outside of the separate account context. The assets of each Portfolio are maintained separately from the assets of the other Portfolios and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

  The investment manager to the Trust is J.P. Morgan Investment Management, Inc. ("JPMIM"), which is an affiliate of Morgan Guaranty Trust Company of New York ("Morgan Guaranty").

  An investment management fee is charged monthly against each Portfolio by JPMIM at the annual rate of .20 percent of the average daily net asset value of the J.P. Morgan Treasury Money Market Portfolio, .30 percent of the average daily net asset value of the J.P. Morgan Bond Portfolio, .40 percent of the average daily net asset value of the J.P. Morgan Equity Portfolio, .60 percent of the average daily net asset value of the J.P. Morgan Small Company Portfolio and the J.P. Morgan International Opportunities Portfolio.

  The investment objectives of each Portfolio are set forth below. There can be no assurance that any of the Portfolios will achieve its stated objectives. The specialized nature of each Portfolio gives rise to significant differences in the relative investment potential and market and financial risks of each Portfolio. Policyowners should consider the unique features of each Portfolio before investing in any corresponding Division. For more detailed information concerning each Portfolio, including a description of the investment risks, reference is made to the Prospectus for the Trust which accompanies this Prospectus, or the Statement of Additional Information for the Trust, available upon request.

  J.P. Morgan Treasury Money Market Portfolio seeks to provide current income, maintain a high level of liquidity and preserve capital.

  J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

  J.P. Morgan Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities.

  J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio of equity securities of small companies.

  J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations.

  The Trust may find it necessary to take action to assure that the Policy continues to qualify as a life insurance policy under federal tax laws. The Trust, for example, may alter the investment objectives of any Portfolio or take other appropriate actions. See "OTHER MATTERS--Additions, Deletions or Substitutions of Investments" and "FEDERAL TAX MATTERS".

  Separate Account C will purchase shares of the Trust at net asset value in connection with premium payments, transfers and loan repayments allocated to the Divisions in accordance with the Policyowner's directions and will redeem shares of the Trust to process transfers, policy loans, surrenders or withdrawals and generally to meet contract obligations or make adjustments in reserves. The Trust will sell and redeem its shares at net asset value as of the Date of Receipt by Separate Account C of premium payments or notifications by a Policyowner.

                                 THE POLICIES

  General. Each form of the Policy is designed to provide the Policyowner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. JP Financial Heritage I is an individual flexible premium variable life insurance policy which provides life insurance coverage on one Insured, with the Death Benefit payable upon the death of such Insured. JP Financial Heritage II is a flexible premium survivorship variable life insurance policy which provides life insurance coverage on two Insureds, with a Death Benefit payable only when the last surviving Insured dies. The Policyowner is not required to pay scheduled premiums to keep a Policy in force but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, subject to certain limitations, a Policy allows a Policyowner to adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the policyowner has the flexibility to adjust coverage and vary the premium payments. Death Benefits are payable under two options as described in "POLICY BENEFITS AND RIGHTS--Death Benefits".

  To purchase a Policy, a completed application must be submitted to JP Financial through the agent selling the Policy. Applicants for insurance must furnish satisfactory evidence of insurability. An Insured under JP Financial Heritage I must generally be between the ages of 0 and 80 and the Insureds under JP Financial Heritage II must generally be between 20 and 85 with only one Insured over the age of 80.

The Joint Equal Age of the Insureds under JP Financial Heritage II cannot be over age 80. The smoking status of each Insured is reflected in the cost of insurance rates; provided, however, that under JP Financial Heritage I distinctions between smokers and nonsmokers are only made for Insureds age 15 and over. Policies issued in certain jurisdictions will not directly reflect the sex of the Insured in either the premium rates or the charges or values under the Policy. Accordingly, illustrations set forth in this Prospectus may differ for such Policies.

  The minimum Specified Amount at issue is $500,000 for JP Financial Heritage I and $2,000,000 for JP Financial Heritage II. JP Financial reserves the right to revise its rules from time to time to specify different minimum Specified Amounts at issue. The Specified Amounts for multiple trusts owning policies covering the same insureds may be combined in order to reach the minimum Specified Amount. If the Specified Amount applied for plus all other insurance in force which is underwritten by JP Financial or its affiliates exceeds an amount which varies between $300,000 and $2,000,000 based on various factors, JP Financial will reinsure all or a portion of the Policy. Acceptance of an application or revocation of a Policy during the contestable period is subject to JP Financial's insurance underwriting rules and JP Financial may, in its sole discretion, reject any application or related premium for any good reason or contest a Policy.

  Payment of Premiums. Premiums must be paid to JP Financial at its home office or through an authorized agent of JP Financial for forwarding to JP Financial's home office. The initial premium may be wired to JP Financial's bank upon notification that the application has been approved by JP Financial. Subsequent premium payments may also be wired to JP Financial's bank. The financial institution transmitting the wired funds may impose a charge for this service. In addition, JP Financial has administrative procedures whereby premium payments in response to billing notices are sent directly to JP Financial's bank. Unlike traditional insurance contracts, there is no fixed schedule of premium payments on a Policy either as to the amount or the timing of the payment. A Policyowner may determine, within specified limits, his or her own premium payment schedule. These limits will be set forth by JP Financial and will include an initial premium payment sufficient to keep the Policy in force for at least three months, and may also include limits on the total amount and frequency of payments in each policy year. No premium payment may be less than $500. In order to help the Policyowner obtain the insurance benefits desired, a Planned Periodic Premium and Premium Frequency will be stated in each Policy. This premium will usually be based upon the Policyowner's insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy, and the Insured's age, sex and risk class, as discussed with the agent. The Policyowner is not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, provided the Policy's Cash Value, less Policy Debt, if any, is sufficient to pay monthly deductions. Conversely, adherence to the schedule of Planned Periodic Premiums will not assure that the Policy will remain in force. See "THE POLICIES--Policy Lapse".

  Guaranteed Death Benefit Premiums. If the Guaranteed Death Benefit Rider is added to the Policy, the Death Benefit is guaranteed to never be less than the Specified Amount, provided the Policyowner pays a cumulative minimum premium. This cumulative minimum premium is based on Issue Age, sex, smoking status and underwriting class of the Insured(s) as well as the Specified Amount and Death Benefit option. The premium is increased for increases in the Specified Amount. See "POLICY BENEFITS AND RIGHTS--Optional Insurance Benefits".

  Premium Limitations. If, at any time during the year, a premium has been paid which would result in a Policy being deemed a modified endowment contract, JP Financial will so notify the Policyowner and allow the Policyowner to request a refund of the excess premium, or other action, in order to avoid having the Policy be deemed to be a modified endowment contract. A Policyowner, however, may choose to have the Policy be deemed a modified endowment contract, and, in that case, JP Financial will not refund the premiums. See "FEDERAL TAX MATTERS-- Policy Proceeds". Premium payments less than the minimum amount of $500 will be returned to the Policyowner.

  Allocation of Premiums. Premium payments, net of the state premium tax charge, the Federal DAC tax charge and the sales charge plus interest earned prior to the Allocation Date, will be allocated on the Allocation Date among the Divisions and the General Account in accordance with the directions of the Policyowner, as contained in the application. Prior to the Allocation Date the initial Net Premium will be held in JP Financial's General Account. Any other premiums received prior to the Allocation Date will also be held in the General Account. If the Policy issued as applied for is not accepted or the "free look" is exercised, no interest will be credited and JP Financial will retain any interest earned on the initial Net Premium. The minimum percentage of any Net Premium payment allocated to any Division or the General Account is 1%. The Policyowner may change his or her allocation of future premium payments among the Divisions and the General Account by written notice to JP Financial or by telephone without payment of any fee or penalty.

  The allocation of each Net Premium payment to a Division will be determined first by multiplying the Net Premium payment by the fraction to be allocated to each Division as the Policyowner directs to determine the portion to be invested in the Division. Each portion to be invested in each Division is then divided by the unit value of that particular Division to determine the number of units to be credited to a Policyowner. The unit value of each Division will vary to reflect the investment experience of the corresponding underlying Portfolio shares. For a description of the method of determining unit values see "CALCULATION OF ACCUMULATION VALUE--Unit Values". Applicants should refer to the Prospectus for the Trust which accompanies this Prospectus for a description of how the assets of each Portfolio are valued.

  All valuations in connection with the Policy, e.g., with respect to determining Cash Value in connection with policy loans or withdrawals, with respect to determining Accumulation Value in connection with transfers or payment of Death Benefits, and with respect to determining a Division's unit value at the time of each Net Premium payment, will be made on the Date of Receipt of the premium or the request for payment, loan, withdrawal or transfer if such date is a Valuation Date; otherwise, such determination will be made on the next succeeding day which is a Valuation Date. The Date of Receipt of a premium payment sent directly to JP Financial's bank pursuant to a billing notice will be the date the payment is received at the bank and the value of any Division to which the payment is allocated will be determined as of such date provided such date is a Valuation Date; otherwise, such determination will be made on the next succeeding day which is a Valuation Date.

  Transfers. Accumulation Value may be transferred among the Divisions and between the Divisions and the General Account. In addition to individual transfer requests, Policyowners may elect either a Dollar Cost Averaging feature or an Automatic Portfolio Rebalancing feature which provides for systematic transfers as described below. Transfer requests may be made in writing or by telephone. The total amount transferred each time must be at least $1,000 unless a lesser amount constitutes the entire Accumulation Value in a Division or in the General Account. Accumulation Value transferred from one Division or from the General Account into more than one Division, and/or into the General Account, counts as one transfer. Similarly, transferring Accumulation Value from more than one Division, and/or the General Account, into one other Division or the General Account, counts as one transfer.

  JP Financial currently permits 12 transfers per policy year without imposing a transfer charge. For transfers in excess of 12 in any Policy year, a transfer charge of $100 to cover administrative costs will be imposed each time amounts are transferred and will be deducted on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred. However, no transfer charge will be imposed on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date or on loan repayments. No transfer charge will be imposed for transfers pursuant to the Dollar Cost Averaging or Automatic Portfolio Rebalancing features. Currently, a Policyowner may make up to 24 transfers per policy year. JP Financial reserves the right to revoke or modify transfer privileges and charges.

  At any time the Policyowner may transfer 100% of the Policy's Accumulation Value to the General Account and elect to have all future premium payments allocated to the General Account. While 100% of the Policy's Accumulation Value and all future premium payments are allocated to the General Account, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, the Attained Age, and rating class of the Insured at the time of transfer. The minimum period will decrease if the Policyowner subsequently elects to increase the Specified Amount, elects to surrender the Policy, or elects to make a withdrawal. The minimum period will increase if the Policyowner elects to decrease the Specified Amount, additional premium payments are received, or JP Financial credits a higher interest rate or charges a lower cost of insurance rate than those guaranteed for the General Account.

  Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, transfers out of the General Account to the Divisions are permitted only once every 180 days and are limited in amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral or (b) $100,000. In addition, any other transfer rules, including minimum transfer amounts, also apply. JP Financial reserves the right to modify these restrictions.

  No transfer charge will be imposed for a transfer of all Accumulation Value in Separate Account C to the General Account. However, any transfer from the General Account to the Division(s) will be subject to the transfer charge, unless it is one of the first 12 transfers in a policy year and except for the transfer of the initial Net Premium payments, plus interest earned, from the General Account, loan repayments, and transfers pursuant to the Dollar Cost Averaging or Automatic Portfolio Rebalancing features.

  A feature called Dollar Cost Averaging is available to Policyowners under which a Policyowner deposits or designates an amount, subject to a minimum of $6,000, in the J.P. Morgan Treasury Money Market Division or the General Account and elects to have a specified dollar amount (the "Periodic Transfer Amount") automatically transferred to one or more of the Divisions on a monthly, quarterly, or semi-annual basis. This feature allows Policyowners to systematically invest in the Divisions at various prices which may be higher or lower than the price a Policyowner would pay when investing the entire amount at one time and at one price. Each Periodic Transfer Amount is subject to a minimum amount of $500. A minimum of 1% of the Periodic Transfer Amount must be transferred to any specified Division. These amounts are subject to change at JP Financial's discretion. If a transfer would reduce Accumulation Value in the J.P. Morgan Treasury Money Market Division or the General Account to less than the Periodic Transfer Amount, JP Financial reserves the right to include such remaining Accumulation Value in the amount transferred. Dollar Cost Averaging will continue until the policyowner gives notification of cancellation of the feature. Any amounts deposited into the

Repository Account will be transferred. Dollar Cost Averaging is currently available to policyowners at no charge. Although JP Financial reserves the right to assess a charge, no greater than cost and with 30 days advance notice to Policyowners, it has no present intention to do so.

  An Automatic Portfolio Rebalancing feature is also available to Policyowners. This feature provides a method for re establishing fixed proportions between various types of investments on a systematic basis. Under this feature, the allocation between Divisions and the General Account will be automatically readjusted to the desired allocation, subject to a minimum of 1% per Division or General Account, on a quarterly, semi-annual or annual basis.

  A Policyowner may choose one of the two features. Transfers and adjustments pursuant to these features will occur on a Policy's Monthly Anniversary Date in the month in which the transaction is to take place or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or a weekend. The applicable authorization form must be on file at JP Financial before either feature may begin. Neither feature guarantees profits nor protects against losses. Transfers under these features do not count toward the 12 free transfers or the 24 transfers currently allowed per year. JP Financial reserves the right to modify the terms and conditions of these features upon 30 days advance notice to Policyowners.

  Telephone Transfers, Loans and Reallocations. Policyowners and their authorized representatives may request by telephone transfers of Accumulation Value or reallocation of premiums (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs), provided that the appropriate authorization form is on file with JP Financial. JP Financial may also, in its discretion, permit loans to be made by telephone, provided that the proper authorization form is on file with JP Financial. During periods of heavy telephone transfers, implementing a telephone transfer may be difficult. If a Policyowner is unable to reach JP Financial via telephone, the Policyowner should send a written request to JP Financial via an express mailing service or via the JP Financial telecopier machine at (603) 226-5155. (Any transfer requests received via telecopier are considered telephone transfers and are bound by the conditions outlined in the signed authorization form.) JP Financial reserves the right to discontinue telephone transfers at any time without notice to the Policyowners. Procedures have been established that are reasonably designed to reduce the risk of unauthorized telephone transfers, loan requests or allocation changes. These procedures include requiring personal identification information, tape recording calls and providing written confirmations to Policyowners. However, there still exists some risk. Neither JP Financial, Jefferson Pilot Securities Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers, loan requests or premium allocation changes if its procedures have been followed, and a Policyowner bears the risk of loss in such situation.

  Policy Lapse. Failure to make a premium payment on a Policy will not necessarily cause the Policy to lapse. The duration of a Policy depends upon its Cash Value. The Policy will remain in force so long as the Cash Value, less any outstanding Policy Debt, is sufficient to cover cost of insurance and any rider charges. In the event the Cash Value, less any outstanding Policy Debt, is insufficient to pay these monthly cost of insurance and rider charges ("monthly deduction") the Policyowner will be given a sixty-one day period ("grace period") within which to make a premium payment to avoid lapse.

  The premium required to avoid lapse must be sufficient in amount, after the deduction of the state premium tax charge, the Federal DAC tax charge and the sales charge, to cover the monthly deduction for at least three policy months. This required premium will be set forth in a written notice which JP Financial will send to the Policyowner thirty-one days prior to the end of the grace period. The Policy will continue in force through the grace period, but if no payment is forthcoming, the Policy will terminate without value at the end of the grace period. If the Insured under JP Financial Heritage I or the last surviving Insured under JP Financial Heritage II dies during the grace period, the Death Benefit payable under the Policy will be reduced by the amount of the monthly deduction due and unpaid and the amount of any outstanding Policy Debt. In addition, if the Cash Value of the Policy at any time should decrease so the aggregate amount of outstanding Policy Debt secured by the Policy exceeds the Cash Value shown in the Policy and an additional payment is not made within sixty-one days the Policy will lapse.

  Reinstatement. If the Policy lapses, the Policyowner may reinstate the Policy. The terms of the original contract will apply upon reinstatement. The Accumulation Value, before payment of the required reinstatement premium, will equal the Accumulation Value on the date of termination. The policy year on reinstatement will be measured from the Policy Date. An application for reinstatement may be made any time within five years of lapse and before the Maturity Date, but satisfactory proof of insurability of the Insured under JP Financial Heritage I or the Insureds or surviving Insured under JP Financial Heritage II and payment of a reinstatement premium is required. The reinstatement premium, after deduction of the state premium tax charge, the Federal DAC tax charge and the sales charge, must be sufficient to cover the monthly deduction for three policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, JP Financial will require, at the election of the Policyowner, repayment or reinstatement of the loan before permitting reinstatement of the Policy. The effective date will be the date of approval of the reinstatement application, which will be as of a Monthly Anniversary Date.

Policy "Free Look". The Policyowner has a limited right to return a Policy for cancellation and a full refund of all premiums paid. JP Financial will cancel the Policy if it is returned by mail or personal delivery to JP Financial, or to the agent who sold the Policy, within 20 days after the delivery of the Policy to the Policyowner. JP Financial will return to the Policyowner within seven days all payments received on the Policy. Prior to the Allocation Date the initial Net Premium will be held in JP Financial's General Account; JP Financial will retain any interest earned if the "free look" right is exercised.

                            CHARGES AND DEDUCTIONS

  Premium Charges. Upon receipt of each premium payment and before allocation of payment among the Divisions and the General Account, JP Financial will deduct a state premium tax charge of 2.5% (which represents an average of actual premium taxes imposed), unless otherwise required by state law. Currently, the taxes imposed by states on premiums range up to 4% of premiums paid, while some states do not impose a premium tax. The 2.5% state premium tax charge may therefore be higher or lower than the actual premium tax imposed by states in which a particular Policyholder resides. JP Financial will not increase this charge under outstanding Policies, but reserves the right to change this charge for Policies not yet issued in order to correspond with changes in the state premium tax levels. JP Financial does not expect to derive a profit from this charge.

  JP Financial will also deduct from each premium a charge currently equal to 1.25% to cover the estimated cost to JP Financial of the Federal income tax treatment of the Policies' deferred acquisition costs ("Federal DAC tax charge"). JP Financial has determined that this charge is reasonable in relation to JP Financial's increased Federal income tax burden under the Code resulting from the receipt of premiums. JP Financial will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the DAC tax.

  JP Financial will deduct a sales charge of 3% from each premium payment to compensate JP Financial for the cost of selling the Policy. The cost of selling the Policy includes, among other things, agents' commissions, commission overrides, advertising and the printing of prospectuses and sales literature. Under normal circumstances, the amount of this charge, plus the Surrender Charge discussed below, are expected to compensate JP Financial for total sales expenses for that year. To the extent sales expenses in any one policy year are not recovered by this 3% sales charge and the sales charge imposed upon surrenders or withdrawals during the first five policy years, the sales expenses may be recovered from other sources, including surplus, which may include profits, if any, from the mortality and expense risk charge.

  Monthly Deduction. On each Monthly Anniversary Date and on the Policy Date, JP Financial will deduct from the Accumulation Value of a Policy an amount to cover certain charges and expenses incurred in connection with the Policy. The amount of the monthly deduction is equal to the cost of insurance for the Policy as described below, and the cost of any optional benefits added by rider. The amount deducted will be deducted pro rata from each of the Divisions and the General Account, excluding the amount held in the General Account as loan collateral, in which the Policyowner is invested.

  The cost of insurance is determined on a monthly basis, and is determined separately for the initial Specified Amount and each subsequent increase in the Specified Amount. The monthly current cost of insurance rate is based on the sex, Issue Age, policy year, smoking status and rating class of the Insured(s), Specified Amount, Death Benefit option and applicable corridor percentage.

  The cost of insurance is calculated as (i) multiplied by the result of (ii) minus (iii) where:

  (i) is the cost of insurance rate as described in the Cost of Insurance Rates provision contained in the Policy.

  (ii) is the Death Benefit at the beginning of the policy month divided by 1.00327374, to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4% that is applicable to the General Account portion of the Policy; and

  (iii) is the Accumulation Value at the beginning of the policy month.

  If the corridor percentage is applicable, the Death Benefit used in the foregoing calculation will reflect the corridor percentage. The cost of insurance charge is not affected by the death of the first Insured to die under JPF Heritage II.

  The monthly cost of insurance rate will be determined by JP Financial based upon expectations as to future mortality experience, but can never exceed the rates shown in the table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. Such guaranteed maximum rates are based on the Commissioner's 1980 Standard Ordinary Mortality Table.

     A guaranteed Monthly Deduction Adjustment will be calculated at the beginning of each policy year. The Monthly Deduction Adjustment will be allocated between the Divisions and the General Account in the same proportion as premium payments. The discount is calculated as (i) multiplied by the result of (ii) minus (iii) minus (iv), but not less than zero, where:

     (i) is a factor that varies by Specified Amount as follows:

              Under $5,000,000              .0001250
              $5,000,000 to $9,999,999      .0002500
              $10,000,000 to $14,999,999    .0003750
              $15,000,000 and Above         .0004583

     (ii) is an amount no greater than the Accumulation Value at the beginning of the policy year, and guaranteed to be at least the Accumulation Value at the beginning of the policy year less any unloaned funds in the General Account;

     (iii) is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a prorata basis for any increase in Specified Amount; and

     (iv) is the outstanding Type A loan balance at the beginning of the policy year. See "CASH VALUE BENEFITS--Policy Loans" for a description of Type A loans.

     The Monthly Deduction Adjustment is the mechanism whereby JP Financial annually evaluates its mortality risk exposure on individual Policies based on, among other factors, the proceeds from all mortality charges, including the cost of insurance charge and the mortality risk portion of the Risk Charge. The insurance charges are set at rates designed to cover total anticipated mortality experience, i.e., Death Benefit payments, taking into consideration the risk that actual experience may exceed JP Financial's expectation. Of course, as the amount at risk under any one Policy decreases, i.e., Accumulation Value increases, JP Financial's exposure on such Policy will be reduced. Moreover, JP Financial's risk decreases as the Specified Amount increases. The Monthly Deduction Adjustment formula factors in Accumulation Value and Specified Amount. Thus, the Monthly Deduction Adjustment may be translated into a net reduction of the Risk Charge which is applied to the Accumulation Value. As shown in the following table, the Monthly Deduction Adjustment may be expressed as a reduction in the mortality portion of the Risk Charge.

                                                        Mortality Mortality
                                               Monthly    Risk      Risk
                                   Mortality  Deduction  Charge    Charge      Effective
        Specified                    Risk      Adjust-   Below      Above      Mortality
          Amount                    Charge      ment      GSP        GSP      Risk Charge*
        ---------                  ---------   -------  -------   ---------   ------------
 $   500,000--$4,999,999........     .55%      .15%      .55%        .40%         .475%
 $ 5,000,000--$9,999,999........     .55%      .30%      .55%        .25%          .40%
 $10,000,000--$14,999,999.......     .55%      .45%      .55%        .10%         .325%
 $15,000,000 and Above..........     .55%      .55%      .55%         .0%         .275%


* Assumes that Accumulation Value, less any Type A loans, at the beginning of the policy year is twice the Guideline Single Premium ("GSP").

     Risk Charge. JP Financial will also assess a charge on a daily basis against each Division at an annual rate of .65% of the value of the Division to compensate JP Financial for its assumption of certain mortality and expense risks in connection with the Policy. Specifically, JP Financial bears the risk that the total amount of Death Benefit payable under the Policy will be greater than anticipated and JP Financial also assumes the risk that the actual cost incurred by it to administer the Policy will not be covered by charges assessed under the Policy.

     Surrender Charge. Upon surrender during the first five policy years, JP Financial will assess a contingent deferred sales charge. This contingent deferred sales charge will be 5% of first year premiums for surrender during the first policy year, 4% of first year premiums for surrender during the second policy year, 3% of first year premiums for surrender during the third policy year, 2% of first year premiums for surrender during the fourth policy year and 1% of first year premiums for surrender during the fifth policy year. There is no Surrender Charge assessed for surrender after the fifth policy year. A pro rata portion of any Surrender Charge will be assessed upon a withdrawal. The Policy's Accumulation Value will be reduced by the amount of any withdrawal plus any applicable prorata Surrender Charge.

     The Surrender Charge helps to compensate JP Financial for the cost of selling the Policy, including the cost of advertising and the printing of the Prospectus and sales literature.

     Administrative Fees. An administrative fee equal to $100 is imposed for each transfer among the Divisions or the General Account, after the first 12 transfers in a policy year and except for the transfer of the initial Net Premium payments, plus interest, from the General Account on the Allocation Date, loan repayments and transfers pursuant to the Dollar Cost Averaging and Automatic Portfolio Rebalancing features. For withdrawals, an administrative fee equal to $100 will be charged. All administrative fees are no greater than the anticipated expenses of providing such services.

     Other Charges. JP Financial also reserves the right to charge the assets of each Division to provide for any income taxes or other taxes payable by JP Financial on the assets attributable to that Division. An investment advisory fee for services provided by the Trust's investment manager and sub-investment adviser and certain other operating expenses are deducted from the assets of each Portfolio of the Trust. See "JPM SERIES TRUST II".


                           POLICY BENEFITS AND RIGHTS

     Death Benefits. So long as it remains in force, JP Financial Heritage I provides for the payment of life insurance proceeds upon the death of the Insured and JP Financial Heritage II provides for a Death Benefit payable upon the death of the last surviving Insured. Proceeds will be paid to a named Beneficiary or contingent Beneficiary. One or more Beneficiaries or contingent Beneficiaries may be named. Life insurance proceeds may be paid in a lump sum or under an optional payment plan. (See "SETTLEMENT OPTIONS" below.) Proceeds of the Policy will be reduced by any outstanding Policy Debt and any due and unpaid charges and increased by any benefits added by rider. Proceeds that are payable in a lump sum will be increased to include interest as required by applicable state law. Proceeds will ordinarily be paid within seven days after JP Financial receives due Proof of Death. Under JP Financial Heritage II, due Proof of Death must also be submitted at the time of the first death.

     A Policyowner will make in the initial application two elections to determine the Death Benefit under the Policy. First, the Policyowner will choose one of two Death Benefit options offered under the Policies. Second, the Policyowner will choose the Death Benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. If no Death Benefit qualification test or option is designated, the guideline premium test under Option I, as described below, will be assumed by JP Financial to have been selected.

     The amount of life insurance proceeds payable under a Policy will depend upon the option in effect, as follows:

     Option I: For Policies issued pursuant to the cash value accumulation test, the Death Benefit equals the greater of the current Specified Amount or the Accumulation Value of the Policy at the date of death multiplied by the corridor percentage, as described below. For Policies issued pursuant to the guideline premium test, the Death Benefit equals the greater of the current Specified Amount or the Accumulation Value of the Policy at the date of death multiplied by the corridor percentage, as described below.

     Option II: The Death Benefit equals the current Specified Amount plus the Accumulation Value of the Policy on the date of death. For Policies issued pursuant to the cash value accumulation test, the Death Benefit will not be less than the Accumulation Value on the date of death multiplied by the corridor percentage, as described below. For Policies issued pursuant to the guideline premium test, the Death Benefit will not be less than the Accumulation Value multiplied by the corridor percentage, as described below.

     Option I emphasizes the impact of investment experience on Accumulation Value rather than insurance coverage because the Specified Amount and the Death Benefit, generally, remain stable. Under Option I, as Accumulation Value increases and Death Benefit does not increase, the amount at risk decreases. Thus, the cost of insurance charges are imposed on a decreasing amount. Option II emphasizes insurance coverage because favorable investment experience adds to the Accumulation Value that provides an addition to the total Death Benefit. Under Option II, favorable investment experience does not reduce the amount at risk upon which cost of insurance charges are based.

     The corridor percentage is a minimum ratio of Death Benefit to Accumulation Value required pursuant to the cash value corridor test under Section 7702 of the Code. The Policyowner has the option to select this minimum corridor percentage under the Code or an alternative corridor percentage that produces a higher corridor percentage beginning in policy year 25 which grades back to the minimum corridor percentage at the Maturity Date. Use of the alternative corridor percentage results in a higher ratio of Death Benefit to Accumulation Value than that resulting from the use of the minimum corridor percentage beginning in policy year 25. This higher ratio then gradually reduces until, by the Maturity Date, it is equal to the ratio produced by use of the minimum corridor percentage. Although use of the alternative corridor percentage results in a higher Death Benefit than the minimum corridor percentage beginning in policy year 25, this higher Death Benefit results in higher cost of insurance charges which has the effect of reducing Accumulation Value and consequently future Death Benefits.

     The Policyowner will also choose from two Death Benefit qualification tests available under a Policy. Once elected, the Death Benefit qualification test cannot be changed for the duration of the Policy. The available Death Benefit qualification tests are the cash value accumulation test and the guideline premium test.

     Generally, the cash value accumulation test requires that under the terms of a Policy, the Death Benefit must be sufficient so that the cash surrender value, as defined in Section 7702 of the Internal Revenue Code, does not at any time exceed the net single premium required to fund the future benefits under the Policy. If the Accumulation Value under a Policy is at any time greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be increased automatically by multiplying the Accumulation Value by the corridor percentage computed in compliance with the Code. A list of representative corridor percentages is set forth in Appendix A to this Prospectus. The corridor percentages under the Policy vary according to the Age, sex, and underwriting classification of the Insured(s), and the resulting Death Benefit determined by using the corridor percentage will be at least equal to the amount required for the Policy to be deemed life insurance under Section 7702. The corridor percentage is calculated using a four percent interest rate or, if higher, the contractually guaranteed interest rate and using mortality charges specified in the prevailing Commissioner's standard table as of the time the Policy is issued.

     The guideline premium test limits the amount of premiums payable under a Policy to a certain amount for an Insured of a particular age and sex. The test also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value. A complete list of corridor percentages is set forth in Appendix B to this Prospectus.

     There are two main differences between the guideline premium test and the cash value accumulation test. First, the guideline premium test limits the amount of premium that may be paid into a Policy. No such limits apply under the cash value accumulation test. (However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to JP Financial.) Second, the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test than under the guideline premium test. Policyowners who desire to pay premiums in excess of the guideline premium test limitations should elect the cash value accumulation test. Policyowners who do not desire to pay premiums in excess of the guideline premium test limitations should consider the guideline premium test. Applicants for a Policy should consult a qualified tax adviser in choosing a Death Benefit election.

     The following examples demonstrate the determination of Death Benefits under Options I and II for the cash value accumulation test and the guideline premium test. The examples show a JP Financial Heritage I policy and a JP Financial Heritage II policy, with the same Specified Amounts and Accumulations Values. The JP Financial Heritage I example assumes a Policy was issued to a male, non-smoker Insured, Age 45 at the time of calculation of the Death Benefit and that there is no outstanding Policy Debt. The JP Financial Heritage II example considers a Policy issued to one male and one female, both non-smokers, and both Age 45. The policy is in its tenth policy year without any outstanding Policy Debt and with both insureds having attained age 55.

                            JP Financial Heritage I

                                     Cash Value Accumulation   Guideline Premium
                                               Test                   Test
                                     -----------------------   -----------------
Specified Amount....................         1,000,000              1,000,000
Accumulation Value..................           500,000                500,000
Corridor Percentage.................               314%                   215%
Death Benefit Option I..............         1,570,000              1,075,000
Death Benefit Option II.............         1,570,000              1,500,000

                           JP Financial Heritage II

                                     Cash Value Accumulation   Guideline Premium
                                               Test                   Test
                                     -----------------------   -----------------
Specified Amount....................         2,000,000              2,000,000
Accumulation Value..................         1,000,000              1,000,000
Corridor Percentage.................               306%                   150%
Death Benefit Option I..............         3,060,000              2,000,000
Death Benefit Option II.............         3,060,000              3,000,000

  The Death Benefit option in effect may be changed by sending JP Financial a written request for change. The effective date of the change will be the first Monthly Anniversary Date that coincides with or next follows the Date of Receipt of such request. If the Death Benefit option is changed from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. Conversely, if the Death Benefit option is changed from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. Evidence of insurability satisfactory to JP Financial will be required on a change from Option I to Option II. A change in the Death Benefit option may not be made if it would result in a Specified Amount which is less than a minimum Specified Amount of $250,000 on JP Financial Heritage I and $500,000 on JP Financial Heritage II. A change in Death Benefit options will affect the cost of insurance.

  After a Policy has been in force for one year, the Policyowner may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. The increase or decrease must be at least $250,000 on JP Financial Heritage I and $500,000 on JP Financial Heritage II. To make a change, the Policyowner must send a written request and the Policy to JP Financial's home office. Any change in the Specified Amount will affect a Policyowner's cost of insurance charge. An increase in the Specified Amount will affect the determination of the amount available for a Type A loan, as explained below, and will affect the Monthly Deduction Adjustment discount, if any. Decreases in the Specified Amount may affect the Monthly Deduction Adjustment but will have no effect on the determination of the amount available for a Type A loan. Any decrease in the Specified Amount will become effective on the Monthly Anniversary Date after the Date of Receipt of the request. Any decrease in Specified Amount will first apply to coverage provided by the most recent Specified Amount increase, then to the next most recent increases successively and finally to the coverage under the original application. By applying decreases in this manner, savings, generally, may be realized by a Policyowner since additional costs and limitations associated with increases in Specified Amounts would be eliminated first. To apply for an increase in the Specified Amount, a supplemental application must be completed and evidence satisfactory to JP Financial that each Insured is insurable must be submitted.

  Any approved increase in the Specified Amount will become effective on the date shown in the Supplemental Policy Specifications Page. Such increase will not become effective, however, if the Policy's Cash Value is insufficient to cover the deduction for the cost of the increased insurance for the policy month following the increase. Such an increase may require a payment or future increased Planned Periodic Premiums.

  Guaranteed Death Benefit. The Policyowner may add a Guaranteed Death Benefit Rider to the Policy under which the Death Benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge for this Death Benefit Rider. See "Optional Insurance Benefits".

  Combined Requests. Policyowners may combine requests for changes in the Specified Amount and the Death Benefit option and requests for withdrawals. The requirements and limitations that apply to each change will apply to the combined transactions, including any required evidence of insurability, Specified Amount and premium limitations, effectiveness on the Monthly Anniversary Date following the Date of Receipt of the request, and the sufficiency of Cash Value to keep the Policy in force for the month following the transaction.

  The effect of a combined transaction on the cost of insurance, the amount of the Death Benefit proceeds and the premium limitations will be the net result of such effects for each such transaction considered separately. Policyowners should consider the net result of a combined transaction in light of insurance needs, financial circumstances and tax consequences.

  Maturity of the Policy. As long as the Policy remains in force, JP Financial will pay the Policy's Cash Value, less outstanding Policy Debt, if any, on the Maturity Date. Benefits at maturity may be paid in a lump sum or under an optional payment plan. The Maturity Date is the date shown in the Policy. To change the Maturity Date, a written request and the Policy must be sent to JP Financial. The Date of Receipt for any request must be before the Maturity Date then in effect. The requested Maturity Date must be (i) on a policy anniversary,
(ii) at least one year from the Date of Receipt of the request, (iii) after the tenth policy year and (iv) on or before the policy anniversary nearest to the Insured's 100th birthday for JP Financial Heritage I and the younger Insured's 100th birthday for JP Financial Heritage II.

  Optional Insurance Benefits. Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. More detailed information concerning such riders may be obtained from the agent selling the Policy. Additional riders, developed after the effective date of this Prospectus, may also be available as optional insurance benefits to the Policy. The agent selling the Policy should be consulted regarding the availability of any such additional riders. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. See "CHARGES AND DEDUCTIONS."

  (a) Guaranteed Death Benefit Rider. This rider guarantees that the Policy will stay in force with a Death Benefit equal to the Specified Amount, even if the Cash Value less Policy Debt is not sufficient to pay the monthly deduction, provided that cumulative premiums paid, less loans and withdrawals, are greater than or equal to the guaranteed death benefit premium multiplied by the number of months the policy has been in force. This cumulative premium requirement must be met at all times for the rider to stay in force. A monthly charge of $.01 per $1,000 of Specified Amount will be deducted from the Policy's Accumulation Value.

  (b) Automatic Increase Rider. This rider allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to certain limitations set forth in the rider. There is an annual charge per unit of Specified Amount which varies by Issue Age on JP Financial Heritage I and by Joint Equal Age at issue on JP Financial Heritage II.

  (c) Policy Exchange Option Rider. This rider is available on JP Financial Heritage II provided both Insureds are insurable. It allows JP Financial Heritage II to be exchanged for two individual JP Financial Heritage I policies, without evidence of insurability, each with a face amount equal to one half of the Death Benefit under JP Financial Heritage II at the time of exchange, upon the Insureds' divorce or the occurrence of certain Federal tax law changes as specified in the rider. There is no charge for this rider.

  (d) Extension of Maturity Date Rider. This rider allows the Policyowner to extend the original Maturity Date of the Policy under the terms set forth in the rider. See "FEDERAL TAX MATTERS."

  (e) Exchange of Insured Rider. This benefit is available under JP Financial Heritage I, and provides that the Policy may be exchanged for a reissued policy on the life of a substitute insured, subject to the conditions stated in the rider. A charge of $150 will be assessed for exercising the option. See "FEDERAL TAX MATTERS."

  Settlement Options. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of four methods. A settlement option may be designated by notifying JP Financial in writing. A lump sum payment of proceeds under the Policy will be made if a settlement option is not designated. Any amount left with JP Financial for payment under an optional payment plan will be transferred to the account of the Beneficiary in the General Account on the date JP Financial receives written instructions. During the life of the Insured, the Policyowner may select a plan. If a payment plan has not been chosen at the time the Death Benefit becomes payable, a Beneficiary can choose a plan. If a Beneficiary is changed, the payment plan selection will no longer be in effect unless the Policyowner requests that it continue. An option may be elected only if the amount of the proceeds is $2,000 or more. JP Financial reserves the right to change the interval of payments to 3, 6 or 12 months, if necessary, to increase the guaranteed payments to at least $20 each.

  Option A.

  Installments of a specified amount. Payments of an agreed amount to be made each month until the proceeds and interest are exhausted.

  Option B.

  Installments for a specified period. Payments to be made each month for an agreed number of years.

  Option C.

  Life income. Payments to be made each month for the lifetime of the payee. It is guaranteed that payments will be made for a minimum of 10, 15, or 20 years, as agreed upon.

  Option D.

  Interest. Payment of interest on the proceeds held by JP Financial calculated at the compound rate of 3% per year. Interest payments will be made at 12, 6, 3 or 1 month intervals, as agreed upon.

  The interest rate for Options A, B, and D will not be less than 3% per year. The interest rate for Option C will not be less than 2 1/2 % per year. Interest in addition to that stated may be paid or credited from time to time under any option, but only in the sole discretion of JP Financial.

  Unless otherwise stated in the election of an option, the payee of policy benefits shall have the right to receive the withdrawal value under that option. For Options A and D, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. To receive this value, the payee must submit evidence of insurability acceptable to JP Financial. Otherwise, the withdrawal value shall be the commuted value of any remaining guaranteed payments. If the payee should be alive at the end of the guaranteed period, the payment will be resumed on that date. The payment will then continue for the lifetime of the payee.

  If a payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

                       CALCULATION OF ACCUMULATION VALUE

  The Policy provides for an Accumulation Value, which will be determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. The Policy's Accumulation Value in the Divisions is calculated by units and unit values under the Policies, as described below. The Policy's Accumulation Value will reflect a number of factors, including the investment experience of the Divisions that are invested in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. Accumulation Values in Separate Account C are not guaranteed as to dollar amount.

  On the Allocation Date, the Accumulation Value in Separate Account C is the initial premium payments, reduced by the state premium tax charge, the Federal DAC tax charge and the sales charge, plus interest earned prior to the Allocation Date, and less the monthly deduction for the first policy month. On the Allocation Date, the initial number of units credited to Separate Account C for the Policy will be established. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is (i) plus (ii) plus (iii) minus (iv) minus (v) where:

  (i) is the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, as described below, for the current Valuation Period,

  (ii) is any Net Premium received during the current Valuation Period which is allocated to the Division,

  (iii) is all Accumulation Values transferred to the Division from another Division or the General Account during the current Valuation Period,

  (iv) is the Accumulation Values transferred from the Division to another Division or the General Account and Accumulation Values transferred to secure a Policy Debt during the current Valuation Period, and

  (v) is all withdrawals from the Division during the current Valuation Period.

  In addition, whenever a Valuation Period includes the Monthly Anniversary Date, the Accumulation Value at the end of such period is reduced by the portion of the monthly deduction allocated to the Division.

  The Policy's total Accumulation Value in Separate Account C equals the sum of the Policy's Accumulation Value in each Division thereof.

  Unit Values. Units are credited to a Policyowner upon allocation of Net Premiums to a Division. Each Net Premium payment allocated to a Division will increase the number of units in that Division. Both full and fractional units are credited. The number of units and fractional units is determined by dividing the Net Premium payment by the unit value of the Division to which the payment has been allocated. The unit value of each Division is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each Division's units will vary depending upon the investment performance of the corresponding Portfolio of the Trust.

  Certain transactions affect the number of units in a Division under a Policy. Loans, surrenders and withdrawals, withdrawal and transfer fees and charges, the Surrender Charge, and monthly deductions involve the redemption of units and will decrease the number of units. Transfers of Accumulation Value among Divisions will reduce or increase the number of units in a Division, as appropriate.

  The unit value of each Division's units initially under the Policies was $10.00. Thereafter, the unit value of a Division on any Valuation Date is calculated by multiplying (1) by (2) where:

  (1) is the Division's unit value on the previous Valuation Date; and

  (2) is the net investment factor for the Valuation Period then ended.

  The unit value of each Division's units on any day other than a Valuation Date is the unit value as of the next Valuation Date and is used for the purpose of processing transactions.

  Net Investment Factor. The net investment factor measures the investment experience of each Division and is used to determine changes in unit value from one Valuation Period to the next Valuation Period. The net investment factor for a Valuation Period is (i) divided by (ii) minus (iii) where:

  (i) is (a) the value of the assets of the Division at the end of the preceding Valuation Period, plus (b) the investment income and capital gains, realized or unrealized, credited to the assets of the Division during the Valuation Period for which the net investment factor is being determined, minus (c) capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus (d) any amount charged against the Division for taxes or any amount set aside during the Valuation Period by JP Financial to provide for taxes attributable to the operation or maintenance of that Division, and

     (ii) is the value of the assets of the Division at the end of the preceding Valuation Period, and

     (iii) is a charge no greater than .0017808% on a daily basis. This corresponds to .65% on an annual basis for mortality and expense risks.

                              CASH VALUE BENEFITS

  So long as it remains in force, the Policy provides for certain benefits prior to the Maturity Date. Subject to certain limitations, the Policyowner may at any time obtain Cash Value by surrendering the Policy or making withdrawals from the Policy. The Cash Value equals the Accumulation Value less any Surrender Charge. In addition, the Policyowner has certain policy loan privileges under the Policy.

  Surrender Privileges. As long as the Policy is in force, a Policyowner may surrender the Policy or make a withdrawal from the Policy at any time by sending a written request along with the Policy to JP Financial. See "FEDERAL TAX MATTERS--Policy Proceeds."

  The surrender value of the Policy equals the Cash Value less any outstanding Policy Debt. The amount payable upon surrender of the Policy is the surrender value at the end of the Valuation Period during which the request is received. The surrender value may be paid in a lump sum or under one of the optional payment plans specified in the Policy. Proceeds will generally be paid within seven days of the Date of Receipt of a request for surrender or withdrawal. See "POLICY BENEFITS AND RIGHTS--Settlement Options."

  A Policyowner can obtain a portion of the Policy's Cash Value by withdrawal of Cash Value from the Policy. A withdrawal from a Policy is subject to the following conditions:

     A. The amount withdrawn may not exceed the Cash Value less any outstanding debt.
     B.   The minimum amount that may be withdrawn is $5,000.
     C. A charge equal to $100 will be deducted from the amount of each withdrawal.

  Withdrawals generally will affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy. The Policy's Cash Value will be reduced by the amount of the withdrawal. The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge. Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. See "POLICY BENEFITS AND RIGHTS-- Combined Requests".

  Under Option I, which provides for life insurance proceeds equal to the greater of the Specified Amount or the Accumulation Value of the Policy at the date of death multiplied by the corridor percentage, the Specified Amount will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge. The Specified Amount remaining after a withdrawal may not be less than $250,000 for JP Financial Heritage I and $500,000 for JP Financial Heritage II. As a result, JP Financial will not effectuate any withdrawal that would reduce the Specified Amount below these minimums. If increases in Specified Amount previously have occurred, a withdrawal will first reduce the Specified Amount of the most recent increase, then the most recent increases successively, then the coverage under the original application. If the life insurance proceeds payable under either Death Benefit option, both before and after the withdrawal, is the Accumulation Value multiplied by the corridor percentage, a withdrawal generally will result in a reduction in life insurance proceeds equal to the amount paid upon withdrawal, multiplied by the corridor percentage then in effect.

  Under Option II, which provides for life insurance proceeds equal to the Specified Amount plus Accumulation Value, a reduction in Accumulation Value as a result of a withdrawal will typically result in a dollar per dollar reduction in the life insurance proceeds payable under the Policy.

  A Policyowner may allocate a withdrawal among the Divisions and the General Account. If no such allocation is made, a withdrawal will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account, less any Policy Debt bears to the total Accumulation Value of the Policy, less any Policy Debt, on the date of withdrawal. See "FEDERAL TAX MATTERS--Policy Proceeds".

  Policy Loans. So long as the Policy remains in force, a Policyowner may borrow money from JP Financial at any time after the first policy anniversary using the Policy as the only security for the loan. Loans have priority over the claims of any assignee or any other person. Generally, the maximum loan amount is 90% of the Policy's Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount which may be borrowed at any given time is the maximum loan amount reduced by any outstanding Policy Debt.

  Proceeds of policy loans ordinarily will be disbursed within seven days from the Date of Receipt of a request for a loan by JP Financial, although payments may be postponed under certain circumstances. See "OTHER MATTERS--Postponement of Payments". JP Financial may, in its discretion, permit loans to be made by telephone if the proper authorization form is on file with JP Financial. So long as the Policy remains in force, the loan may be repaid in whole or in part without penalty at any time while an Insured is living.

  When a policy loan is made, a portion of the Policy's Accumulation Value sufficient to secure the loan will be transferred to the General Account. A policy loan removes the proceeds from the investment experience of Separate Account C which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. Any loan interest that is due and unpaid will also be so transferred. Accumulation Value equal to Policy Debt in the General Account will accrue interest daily at an annual rate of 6%. The Policyowner may allocate a policy loan among the Divisions and the General Account. If no such allocation is made the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan.

  JP Financial will charge interest on any outstanding policy loan with such interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of Accumulation Value held in the General Account to secure loans. The unloaned Type A balance is the Cash Value, less the threshold, and less the sum of any outstanding Type A loans. The threshold is the Guideline Single Premium for this policy at issue as defined in Section 7702 of the Internal Revenue Code of 1986 entitled "Life Insurance Contract Defined." Any other loans are Type B loans. A Type B loan is charged an interest rate of 6.85%. It is possible for one loan request to result in both a Type A and a Type B loan. A request for a loan will be granted first as a Type A loan, to the extent available, and then as a Type B loan. Once a policy loan is granted, it remains a Type A or Type B until it is repaid. Increases in the Specified Amount will affect the determination of the amount available for a Type A loan; however, decreases in the Specified Amount will not have any such effect. Interest is due and payable at the end of each policy year, and any interest not paid when due becomes loan principal.

  Where applicable, loans are subject to conditions and requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"), as well as the terms of any retirement plan in connection with which the Policy has been purchased. The ERISA rules relating to loans are complex and vary depending on the individual circumstances of each Policy. Employers and Policyowners should consult with qualified advisers before exercising the loan privileges.

  Policy Debt equals the total of all outstanding policy loans and accrued interest on policy loans. If Policy Debt exceeds Cash Value, JP Financial will notify the Policyowner and any assignee of record. A payment at least equal to the amount of excess Policy Debt above the Cash Value must be made to JP Financial within 61 days from the date Policy Debt exceeds Cash Value, otherwise, the Policy will lapse and terminate without value. In such event, the Policyowner may be taxed on the total appreciation under the Policy. The Policy may, however, later be reinstated, subject to satisfactory proof of insurability and the payment of a reinstatement premium. See "THE POLICIES--Reinstatement".

  So long as the Policy remains in force, Policy Debt may be repaid in whole or in part at any time during an Insured's life. If there is any existing Policy Debt, premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, will be applied as premium. Premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, will first be applied as policy loan repayments, then as premium when the Policy

Debt is repaid. For Policyowners with both Type A and Type B loans, repayments of the loan will be applied first to Type B loans and then to Type A loans. Upon repayment, the Policy's Accumulation Value securing the repaid portion of the debt in the General Account will be transferred to the Divisions and the General Account using the same percentages used to allocate Net Premiums. Any outstanding Policy Debt is subtracted from life insurance proceeds payable at the Insured's or last surviving Insured's death, from Accumulation Value upon surrender, and from Cash Value payable at maturity.

                                 OTHER MATTERS

     Voting Rights. To the extent required by law, JP Financial will vote the Trust shares held in the various Divisions at regular and special shareholder meetings of the Trust in accordance with instructions received from persons having voting interests in Separate Account C. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change and, as a result, JP Financial determines that it is permissible to vote the Trust shares in its own right, it may elect to do so. The number of votes on which each Policyowner has the right to instruct will be determined by dividing the Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests, or as otherwise required by law. Fractional shares will be counted. The number of votes on which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by the Trust for determining shareholders eligible to vote at the meeting of the Trust. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Trust. JP Financial will vote Trust shares as to which no instructions are received in proportion to the voting instructions which are received with respect to all Policies participating in the Trust in accordance with applicable law. Each person having a voting interest will receive proxy material, reports and other materials relating to the Trust. The shares held by JP Financial, including shares for which no voting instructions have been received, shares held in Separate Account C representing charges imposed by JP Financial against Separate Account C under the Policies and shares held by JP Financial that are not otherwise attributable to Policies, will also be voted by JP Financial in proportion to instructions received from the owners of variable life insurance policies funded through Separate Account C. JP Financial reserves the right to vote any or all such shares at its discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

     JP Financial may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Trust or disapprove an investment advisory contract of the Trust. In addition, JP Financial may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of the Trust if JP Financial reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or JP Financial determined that the change would be inconsistent with the investment objectives of Separate Account C or would result in the purchase of securities for Separate Account C which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by JP Financial or any affiliate of JP Financial which have similar investment objectives. In the event that JP Financial does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semi-annual report to the Policyowner.

     Additions, Deletions or Substitutions of Investments. JP Financial reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any Division or which any Division may purchase. If shares of the Trust should no longer be available for investment or if, in the judgment of JP Financial's management, further investment in shares of the Trust should become inappropriate in view of the purposes of the Policy, JP Financial may substitute shares of any other investment company for shares already purchased, or to be purchased in the future under the Policies. No substitution of securities will take place without notice to and consent of Policyowners and without prior approval of the Commission, all to the extent required by the 1940 Act. Any surrender due to a change in a Portfolio's investment policy will incur any applicable Surrender Charges.

     Each class of Trust shares is subject to certain investment restrictions which may not be changed without the approval of the majority of the holders of such class. See the accompanying Prospectus for the Trust.

     Annual Report. Each year a report will be sent to the Policyowner which shows the current Accumulation Value, Cash Value, premiums paid and all charges since the last annual report as well as the balance of outstanding policy loans. JP Financial will also send to the Policyowner the reports required by the 1940 Act.

     Confirmation. Confirmation notices (or other appropriate notification) will be mailed promptly at the time of the following transactions:

          (1)  policy issue;

          (2)   receipt of premium payments;

          (3)   initial allocation among Divisions on the Allocation Date;

          (4)   transfers among Divisions;

          (5)   change of premium allocation;

          (6)   change between Option I and Option II;

          (7)   increases or decreases in Specified Amount;

          (8)   withdrawals, surrenders or loans;

          (9)   receipt of loan repayments;

          (10)  reinstatements; and

          (11)  redemptions due to insufficient funds.

     Limitation on Right to Contest. JP Financial will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amount, after the Policy has been in force during the lifetime of each Insured for a period of two years from the date it is issued. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of each Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

     Misstatements. If the age or sex of an Insured has been misstated in an application, including a reinstatement application, JP Financial will adjust the benefits payable to reflect the correct age or sex.

     Suicide. The Policy does not cover the risk of suicide within two years from the date the Policy is issued or two years from the date of any increase in Specified Amount with respect to such increase, whether the Insured is sane or insane, unless otherwise specified by state law. In the event of suicide of any Insured within two years of the date the Policy is issued, the only liability of JP Financial will be a refund of premiums paid, without interest, less any Policy Debt and less any withdrawal. In the event of suicide by any Insured within two years of an increase in Specified Amount, the only liability of JP Financial with respect to the increase will be a refund of the cost of insurance for such increase.

     Under JP Financial Heritage II, if the first death is by suicide and the surviving Insured is classified by JP Financial as insurable on the Policy Date, JP Financial will issue, upon request of the Policyowner and without evidence of insurability, an individual policy providing coverage on the life of the surviving Insured equal to the coverage on the Insureds for which premiums or cost of insurance was refunded.

     Beneficiaries. The original Beneficiaries and contingent Beneficiaries are designated by the Policyowner on the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with JP Financial. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds of the Policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the Policyowner.

     Postponement of Payments. Payment of any amount upon surrender, withdrawal, policy loan, or benefits payable at death or maturity may be postponed whenever:
(i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practicable to determine the value of net assets in Separate Account C.

     Assignment. Ownership of the Policy can be assigned or the Policy can be assigned as collateral security. JP Financial must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by JP Financial prior to its notification of such assignment. JP Financial is not responsible for the validity of an assignment. A Policyowner's rights and the rights of the Beneficiary may be affected by an assignment.

     Illustration of Benefits and Values. The Policyowner may request illustrations of Death Benefits, Accumulation Values and Cash Values at any time after the Policy Date. Illustrations will be based on the existing Accumulation Value and Cash Value at the time of the request and both the maximum and the then current costs of insurance rates. Although JP Financial does not currently charge a fee for such illustrations, it reserves the right to charge an administrative fee, not to exceed $25, to cover the cost of preparing the illustrations.

     Non-Participating Policy. The Policy does not share in any surplus distributions of JP Financial. No dividends are payable with respect to the Policy.

     Year 2000 Matter. Certain computer programs have been written using two digits rather than four to define the applicable year. As a result, any of Jefferson-Pilot Corporation's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000 (the "Year 2000 Matter"). This could result in a system failure which may disrupt operations, including an inability to accurately process or calculate new or in-force business.

     Jefferson-Pilot Corporation (the Company's parent company) has completed an assessment and has determined that it will have to modify or replace portions of the software and hardware utilized by Jefferson-Pilot Corporation affiliates, including the Company, so that the computer systems will function properly with respect to dates in the year 2000 and thereafter.

     Jefferson-Pilot Corporation will utilize both internal and external resources to reprogram, replace, convert and test software and hardware for any necessary Year 2000 modifications. The project is estimated to be completed not later than the third quarter of 1999. Jefferson-Pilot Corporation believes that with modifications to its existing software and hardware and conversions to new software, the Year 2000 Matter will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made, or are not completed on a timely basis, the Year 2000 Matter could have a material impact on operations of the Company.

     Jefferson-Pilot Corporation has initiated formal communications with all of its significant suppliers to determine the extent to which the Company's systems, policies, procedures and contracts are vulnerable to those third parties' failure to remediate their own Year 2000 issues. There is no guarantee that the systems of other companies on which the Company relies will be in compliance on a timely basis; nor is there any guarantee that non-compliance would not have an adverse affect on the Company's systems and business.

     The costs of the project and the date on which the Jefferson-Pilot Corporation believes it will be compliant are based on management's best estimates, which were derived utilizing various assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved.

     Jefferson-Pilot Corporation has not yet allocated the costs of compliance among its subsidiaries, including the Company. To the best of Jefferson-Pilot Corporation and the Company's knowledge, it is currently anticipated that any future allocation is unlikely to have a material financial impact on the Company.

                              THE GENERAL ACCOUNT

     Policyowners may allocate Net Premiums and transfer Accumulation Value to the General Account. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and JP Financial has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the General Account. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     General Description. The General Account consists of all assets owned by JP Financial other than those in Separate Account C and other separate accounts which have been or may be established by JP Financial. Subject to applicable law, JP Financial has sole discretion over the investment of the assets of the General Account.

     A Policyowner may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to or from the Divisions and the General Account. The allocation or transfer of funds to the General Account does not entitle a Policyowner to share in the investment experience of the General Account. Instead, JP Financial guarantees that Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. JP Financial is not obligated to credit interest at any higher rate, although JP Financial may, in its sole discretion, do so.

     If the Policy issued as applied for is not accepted or the "free look" is exercised, no interest will be credited and JP Financial will retain any interest earned on the initial Net Premium.

     General Account Accumulation Value. The Accumulation Value in the General Account on the Allocation Date is equal to the portion of the Net Premium payments, plus interest earned, which have been paid and allocated to the General Account, less the portion of the first monthly deduction allocated to the General Account.

     JP Financial guarantees that interest credited to each Policyowner's Accumulation Value in the General Account will not be less than an effective annual rate of at least 4%. JP Financial may, IN ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATION VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF JP FINANCIAL. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. Accumulation Value in the General Account that equals indebtedness will be credited interest daily at an effective annual rate of 6%. The Accumulation Value in the General Account will be calculated on each Monthly Anniversary Date of the Policy, or on any other date with consistent adjustments.

     JP Financial guarantees that, at any time prior to the Maturity Date, the Accumulation Value in the General Account will not be less than the amount of the Net Premiums allocated or Accumulation Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which JP Financial credits and any amounts transferred into the General Account, less the sum of all charges allocable to the General Account and any amounts deducted from the General Account in connection with withdrawals or transfers to Separate Account C.

     Determination of Charges. The portion of the monthly deduction attributable to the General Account will be determined as of the actual Monthly Anniversary Date, even if the Monthly Anniversary Date does not fall on a Valuation Date.

     Premium Deposit Fund. As a convenience to Policyowners, JP Financial permits Policyowners to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rates of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be annually reported on Form 1099 to the Policyowner. An amount equal to the Planned Periodic Premium will be transferred on the Policy date to pay premiums on the Policy. Policyowners may withdraw all or part of the funds from the PDF at any time. No commissions are earned or paid until premium payments are made pursuant to transfers from the PDF.

                           DISTRIBUTION OF THE POLICY

     The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for JP Financial, are also registered representatives of broker-dealers who have entered into written sales agreements with the principal underwriter, Jefferson Pilot Variable Corporation. Each broker-dealer with whom Jefferson Pilot Variable Corporation has executed a selling agreement will receive as a commission the full charge of 3% imposed on premiums. Any such broker-dealers will be registered under the Securities Exchange Act of 1934 and their representatives selling the Policies will be authorized under applicable insurance laws and regulations to sell insurance products of this type. It is not expected that the compensation paid by JP Financial in connection with such sales will exceed that described above.

     The Distribution Agreement with Jefferson Pilot Variable Corporation took effect on January 1, 1998 and continues until terminated by any party on 60 days notice. Jefferson Pilot Variable Corporation is not obligated to sell any specified amount of Policies and may not assign its responsibilities under the Distribution Agreement. JP Financial reimburses Jefferson Pilot Variable Corporation for its expenses under the Distribution Agreement.

     Prior to January 1, 1998, a Distribution Agreement with Jefferson Pilot Securities Corporation ("JPSecurities") (formerly Chubb Securities Corporation) was in effect. The aggregate amounts paid to Chubb Securities Corporation under the prior Distribution Agreement were $25,959,043 in 1997, $22,502,715 in 1996 and $15,333,468 in 1995. JP Financial reimbursed JP Securities for its expenses under the prior Distribution Agreement.

     JP Securities Corporation is engaged in the sale and distribution of various other securities. including other flexible premium variable life policies. It acts as principal underwriter for other flexible premium variable life policies and variable annuity contracts issued by JP Financial (and its affiliated insurance companies) and for the Jefferson Pilot Variable Fund, Inc. mutual funds. It sells a number of mutual fund shares as well as shares of other securities and limited partnership interests in both public and private limited partnerships. Mutual fund shares available for sale by JP Securities are sold pursuant to non-exclusive selling agreements with the distributors of the mutual funds.

     Group or Sponsored Arrangements. Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

     JP Financial may reduce the following types of charges for Policies issued in connection with group or sponsored arrangements: the sales charge, the cost of insurance charge, surrender or withdrawal charges, administrative charges for withdrawal or transfer, the guaranteed death benefit charge and charges for optional rider benefits. JP Financial may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis. Due to the underwriting criteria established for Policies issued on a non-medical, guaranteed issue basis, actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. In addition, JP Financial may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

     Certain charges or underwriting requirements set forth in this Prospectus may also be reduced or eliminated for Policies issued in connection with an exchange of another JP Financial policy or contract or policies or contracts of any affiliates of JP Financial.

     The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements, and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. The charges will be reduced in accordance with JP Financial's company practice in effect when the Policy is issued. The elimination or modification of underwriting requirements will be done in accordance with JP Financial's administrative procedures with respect to underwriting when the Policy is issued. Reductions and modifications will not be made where prohibited by applicable law and will not be unfairly discriminatory against any person including the purchasers to whom the reduction or modification applies and all other Owners of the Policy.

                    MANAGEMENT OF JEFFERSON PILOT FINANCIAL
         Executive Officers and Directors of Jefferson Pilot Financial

                                   Directors

                                Principal Occupation and
Name                            Business Address
----                            ------------------------
Dennis R. Glass..............   Senior Vice President
                                Chief Financial Officer and Treasurer
                                Jefferson-Pilot Corporation
                                (also serves as Executive Vice President, Chief
                                Financial Officer and Treasurer of
                                Jefferson-Pilot Life Insurance Company)
                                100 North Greene Street
                                Greensboro, North Carolina 27401

Kenneth C. Mlekush...........   Senior Vice President
                                (also serves as Executive Vice President of
                                Jefferson-Pilot Life Insurance Company)
                                100 North Greene Street
                                Greensboro, North Carolina 27401

David A. Stonecipher.........   President, Chairman and Chief Executive Officer
                                (also serves as President and Chief Executive
                                Officer of Jefferson-Pilot Life Insurance
                                Company)
                                100 North Greene Street
                                Greensboro, North Carolina 27401

E. Jay Yelton................   Executive Vice President
                                Jefferson-Pilot Life Insurance Company
                                100 North Greene Street
                                Greensboro, North Carolina 27401

                   Executive Officers (Other Than Directors)

Name
----
Charles C. Cornelio..........   Executive Vice President
Reggie D. Adamson............   Senior Vice President
Ronald R. Angarella..........   Senior Vice President
John C. Ingram...............   Senior Vice President
Hal B. Phillips, Jr..........   Senior Vice President
Warren L. Reynolds...........   Senior Vice President
Paul J. Strong...............   Senior Vice President
John W. Wells................   Senior Vice President
James R. Abernathy...........   Vice President
Thomas M. Bodrogi............   Vice President
Margaret Cain................   Vice President
Rebecca M. Clark.............   Vice President
Kenneth S. Dwyer.............   Vice President
Ronald B. Emery..............   Vice President
Donald M. Kane...............   Vice President
Patrick A. Lang..............   Vice President
Shari J. Lease...............   Vice President
Donna L. Metcalf.............   Vice President
Thomas E. Murphy, Jr. M.D....   Vice President, Associate Medical Director
Robert A. Reed...............   Vice President

Kenneth L. Robinson, Jr., Vice President
James M. Sandelli            Vice President
Russell C. Simpson           Vice President and Treasurer
William A. Spencer           Vice President
John A. Thomas               Vice President

                       STATE REGULATION OF JP FINANCIAL

  Jefferson Pilot Financial Insurance Company is governed under the laws of the state of New Hampshire and is subject to regulation by the Insurance Commissioner of New Hampshire. An annual statement is filed with the New Hampshire Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of JP Financial as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of JP Financial and Separate Account C and verifies their adequacy and a full examination of JP Financial's operations is conducted by the Commissioner at least every five years.

  In addition, JP Financial is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

  Tax Considerations. The following description is a brief summary of some of the tax rules, primarily related to federal income taxes under the Code, which, in the opinion of JP Financial, are currently in effect and is not intended as tax advice. JP Financial believes that, as discussed below, the Policy will in general receive favorable tax treatment under the Code. Because there are issues as to which the law is still developing or may change, however, and because this information is not intended as tax advice, JP Financial recommends that the Policyowner or prospective Policyowner rely only on the advice of a qualified tax adviser.

  Policy Proceeds. The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, the Policy should qualify as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be fully excludable from the gross income of the Policy's Beneficiary for federal income tax purposes and, as long as the Policy remains in force, income earned on the Policy will not be subject to federal income tax unless and until there is a distribution from the Policy. Policyowners should consult with their own tax advisers in this regard.

  The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance policy and also if it is determined to be a "modified endowment contract," as defined by the Code. JP Financial will notify a Policyowner if the amount of premiums paid in would cause a Policy to be a modified endowment contract and will allow a refund of the excess premium. The Policyowner may also choose to have the Policy treated as a modified endowment contract.

  A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

  Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven -pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

  If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless the policyowner requests a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

  If a policy is deemed to be a modified endowment contract, any distribution from the policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income-first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent accumulation value under the policy exceeds investment in the policy.

  A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

  To the extent a policy becomes a modified endowment contract, any distribution, including any loan, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to the policyowner to the extent accumulation value exceeds investment as described above. Also, any distributions within two years before a policy becomes a modified endowment contract will also be income taxable to the policyowner, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

  In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. JP Financial believes that the Policies meet this definition. However, there is uncertainty as to the meaning of "reasonable mortality charges" and resultant uncertainties as to JP Financial Heritage II's qualification if a different definition is adopted by the Treasury Department. As long as a Policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

  The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In particular, prior to the issuance of final regulations or other clarifications under certain sections of the Code, there may be some uncertainties about the tax treatment of the Policy with respect to the mortality charges, substandard risks and any extension of the Maturity Date. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, Policyowners are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to an individual Policyowner's situation.

  Under normal circumstances, the Policy is not a modified endowment contract and loans received under the Policy will be construed as indebtedness of the Policyowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the Policy is expected to constitute income to the Policyowner. Policyholders are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

  Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 policy years may create taxable income for the Policyowner. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 policy years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums the Policyowner has paid that have not been previously withdrawn.

  If a Policyowner makes a partial withdrawal, surrender, loan or exchange of the Policy, JP Financial may be required to withhold federal income tax from the portion of the money received by the Policyowner that is includable in the Policyowner's federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before JP Financial makes the payment. In addition, if a Policyowner fails to provide JP Financial with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies JP Financial that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, a Policyowner is liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If a Policyowner elects not to have federal income tax withheld, or if the amount withheld is insufficient, then the Policyowner may be responsible for payment of estimated tax. A Policyowner may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. JP Financial suggests that Policyowners consult with a tax adviser or attorney as to the tax implications of these matters.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

  The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

  Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

  Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. JP Financial believes it presently is in compliance with the diversification requirements as set forth in the regulations and intends to remain in compliance with such diversification requirements. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to the Policyowner, income earned on a Policy would be taxable to the Policyowner in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

  The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, investment selection, transfer privileges and investments in a division focusing on a particular investment sector. It has also been suggested that, in certain circumstances, control over the investment adviser might constitute prohibited policyowner control. JP Financial believes that policyowner control will not exist under the Policy. Because failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account C to be includable in the Policyowner's gross income in the year earned, JP Financial has reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. JP Financial believes that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

  A Policyowner may elect to exchange JP Financial Heritage II for two individual JP Financial Heritage I policies provided the conditions under the Policy Exchange Option Rider are met. This could have adverse tax consequences including, but not limited to, the recognition of taxable income in an amount up to any taxable gain in the Policy at the time of the exchange.

  Charge for JP Financial Income Taxes. JP Financial is presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and JP Financial will include flexible premium life insurance operations in its tax return in accordance with these rules.

  Currently no charge is made against Separate Account C for JP Financial's federal income taxes, or provisions for such taxes, that may be attributable to Separate Account C. JP Financial may charge each Division for its portion of any income tax charged to JP Financial on the Division or its assets. See "CHARGES AND DEDUCTIONS--Premium Charges" for a description of the

Federal DAC tax charge deducted from premium payments. Under present laws, JP Financial may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, JP Financial may decide to make charges for such taxes or provisions for such taxes against Separate Account C. JP Financial would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against Separate Account C or its Divisions could have an adverse effect on the investment experience of such Division.

                           EMPLOYMENT BENEFIT PLANS

  Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which Separate Account C is a party or to which the assets of any of the Divisions are subject. JP Financial is not involved in any litigation that is of material importance in relation to its total assets or that relate to Separate Account C.

                                    EXPERTS

  The consolidated financial statements of Chubb Life Insurance Company of America and the financial statements of Separate Account C at December 31, 1997 and for the related periods, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Richard Dielensnyder, FSA, MAAA as stated in the opinion filed as an exhibit to the Registration Statement.

                            REGISTRATION STATEMENT

  A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and the amendments and exhibits to the Registration Statement to all of which reference is made for further information concerning Separate Account C, JP Financial and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

  The consolidated financial statements of Chubb Life Insurance Company of America and subsidiaries which are included in the Prospectus should be considered only as bearing on the ability of Chubb Life (effective May 1, 1998, "Jefferson Pilot Financial Insurance Company") to meet its obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in Separate Account C.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Chubb Life Insurance Company of America

  We have audited the accompanying consolidated balance sheet of Chubb Life Insurance Company of America (a wholly-owned subsidiary of Jefferson Pilot Corporation as of April 30, 1997--see Note 1) and subsidiaries as of December 31, 1997 on a purchase accounting basis (Successor), and the related consolidated statement of income, stockholder's equity, and cash flows for the eight month period ended December 31, 1997 on a purchase accounting basis (Successor) and for the four month period ended April 30, 1997 on a historical cost basis (Predecessor). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Chubb Life Insurance Company of America and subsidiaries at December 31, 1997 on a purchase accounting basis (Successor), and the consolidated results of their operations and their cash flows for the eight month period ended December 31, 1997 on a purchase accounting basis (Successor), and for the four month period ended April 30, 1997 on a historical cost basis (Predecessor), in conformity with generally accepted accounting principles.

February 9, 1998

                           CONSOLIDATED BALANCE SHEET

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                               DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)

ASSETS
Invested assets
  Debt securities, available-for-sale, at fair value (amortized cost--$2,878,984)................................................ $2,993,384
  Equity securities, available-for-sale, at fair value (cost--
   $15,087).........................................................     18,984
  Policy loans......................................................    236,729
  Mortgage loans on real estate.....................................    125,067
                                                                     ----------
Total investments...................................................  3,374,164
                                                                     ----------
Cash and cash equivalents...........................................     28,288
Accrued investment income...........................................     50,724
Uncollected premiums................................................      4,475
Due from reinsurers.................................................    219,131
Deferred policy acquisition costs...................................     38,200
Value of business acquired..........................................    418,665
Cost in excess of net assets acquired, net of accumulated amortiza-
 tion of $2,852.....................................................    146,893
Property and equipment, net of accumulated depreciation of $1,111...     17,845
Federal income taxes receivable.....................................      7,952
Deferred federal income taxes.......................................     39,184
Assets held in separate accounts....................................    598,039
Other assets........................................................     39,312
                                                                     ----------
                                                                      1,608,708
                                                                     ----------
                                                                     $4,982,872
                                                                     ==========
LIABILITIES
Policy liabilities
  Policyholder contract deposits.................................... $2,634,029
  Future policy benefits............................................    615,976
  Policy and contract claims........................................     64,716
  Premiums paid in advance..........................................      1,436
  Other policyholders' funds........................................    107,578
                                                                     ----------
Total policy liabilities............................................  3,423,735
Liabilities related to separate accounts............................    598,039
Accrued expenses and other liabilities..............................     87,949
                                                                     ----------
                                                                      4,109,723
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY:
  Common stock, par value $5 per share, 600,000 shares authorized,
   issued and outstanding...........................................      3,000
  Paid in capital...................................................    782,500
  Retained earnings.................................................     53,717
  Net unrealized gains on securities, net of deferred income taxes
   of $18,271.......................................................     33,932
                                                                     ----------
                                                                        873,149
                                                                     ----------
                                                                     $4,982,872
                                                                     ==========

See accompanying notes.

                       CONSOLIDATED STATEMENTS OF INCOME

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                                 (IN THOUSANDS)

                                                    SUCCESSOR   PREDECESSOR
                                                   ------------ -----------
                                                   EIGHT MONTHS FOUR MONTHS
                                                      ENDED        ENDED
                                                   DECEMBER 31,  APRIL 30,
                                                       1997        1997
                                                   ------------ -----------
REVENUES
  Premiums and policy charges.....................   $235,247    $117,385
  Net investment income...........................    158,181      82,056
  Realized investment gains.......................      4,788       3,473
  Other income....................................      3,303       1,087
                                                     --------    --------
Total revenues....................................    401,519     204,001
BENEFITS AND EXPENSES
  Policy benefits and claims......................    217,622     108,274
  Commissions and operating expenses, net of
   deferrals......................................     65,344      10,098
  Amortization of intangibles.....................     35,842      38,206
                                                     --------    --------
Total benefits and expenses.......................    318,808     156,578
Income from continuing operations before federal
 income tax.......................................     82,711      47,423
Federal income tax (benefit):
  Current.........................................     14,422      20,596
  Deferred........................................     14,572      (7,926)
                                                     --------    --------
                                                       28,994      12,670
                                                     --------    --------
Income from continuing operations.................     53,717      34,753
Discontinued operations:
  Adjustment to reduce estimated losses during
   phase-out period, net of taxes of $3,206.......         --       6,006
                                                     --------    --------
Net income........................................   $ 53,717    $ 40,759
                                                     ========    ========

See accompanying notes.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                                 (IN THOUSANDS)

                                                           NET
                                                        UNREALIZED     TOTAL
                              COMMON PAID IN  RETAINED   GAINS ON  STOCKHOLDER'S
                              STOCK  CAPITAL  EARNINGS  SECURITIES    EQUITY
                              ------ -------- --------  ---------- -------------
Predecessor balances, Decem-
 ber 31, 1996...............  $3,000 $249,872 $595,536   $17,622     $866,030
Net income..................      --       --   40,759        --       40,759
Dividends declared..........      --       -- (103,008)       --     (103,008)
Net change in unrealized
 gains on available-for-sale
 securities.................      --       --       --   (10,708)     (10,708)
                              ------ -------- --------   -------     --------
Predecessor balances, April
 30, 1997...................   3,000  249,872  533,287     6,914      793,073
Purchase accounting adjust-
 ments......................      --  532,628 (533,287)   (6,914)      (7,573)
                              ------ -------- --------   -------     --------
Successor balances, May 1,
 1997.......................   3,000  782,500       --        --      785,500
Net income..................      --       --   53,717        --       53,717
Net change in unrealized
 gains on available-for-sale
 securities.................      --       --       --    33,932       33,932
                              ------ -------- --------   -------     --------
Successor balances, December
 31, 1997...................  $3,000 $782,500 $ 53,717   $33,932     $873,149
                              ====== ======== ========   =======     ========

See accompanying notes.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                                 (IN THOUSANDS)

                                                        SUCCESSOR   PREDECESSOR
                                                       ------------ -----------
                                                       EIGHT MONTHS FOUR MONTHS
                                                          ENDED        ENDED
                                                       DECEMBER 31,  APRIL 30,
                                                           1997        1997
                                                       ------------ -----------
OPERATING ACTIVITIES
Net income............................................  $  53,717    $  40,759
Adjustments to reconcile net income to net cash pro-
 vided by (used in) operating activities:
  Decrease in future policy benefits, policy and
   contract claims and premiums paid in advance, net..    (11,066)       6,070
  Credits to policyholders accounts...................    (65,949)     (36,595)
  Decrease (increase) in uncollected premiums.........      4,297       (2,990)
  Increase in policy acquisition costs deferred, net
   of amortization....................................    (38,200)      (7,907)
  Net (capitalization) amortization of value of
   business acquired..................................     (3,159)       1,284
  Decrease in accrued investment income...............        704        1,045
  Realized investment gains...........................     (4,788)      (3,473)
  Amortization (accretion) of investment premiums
   (discounts) .......................................      5,719         (277)
  Provision for depreciation..........................      1,210        2,485
  Provision for deferred income tax...................     14,572       (7,926)
  Increase (decrease) in federal income tax payable...    (10,332)     (10,988)
  Change in receivables and asset accruals............     48,461       (6,880)
  Change in payables and expense accruals.............      9,313      (46,398)
  Other operating activities, net.....................        570       (6,865)
                                                        ---------    ---------
Net cash provided by (used in) operating activities...      5,069      (78,656)
INVESTING ACTIVITIES
Proceeds from sales of debt securities................    205,590      199,970
Proceeds from maturities of debt securities...........     98,301       40,743
Proceeds from sales of equity securities..............     10,386       18,343
Purchases of debt securities..........................   (379,041)    (203,214)
Purchases of equity securities........................       (322)      (6,284)
Policy loans issued, net of repayments................    (14,652)      (4,219)
Mortgage loans, net of repayments.....................   (117,136)       1,016
Other investing activities, net.......................      4,185       28,254
                                                        ---------    ---------
Net cash (used in) provided by investing activities...   (192,689)      74,609
FINANCING ACTIVITIES
Deposits credited to policyholders' funds.............    343,754      139,658
Withdrawals from policyholders' funds.................   (108,331)     (49,006)
Dividends paid........................................   (101,004)      (2,004)
Decrease in loans payable.............................    (51,142)        (303)
                                                        ---------    ---------
Net cash provided by financing activities.............     83,277       88,345
                                                        ---------    ---------
Net (decrease) increase in cash and cash equivalents..   (104,343)      84,298
Cash and cash equivalents, beginning of period........    132,631       48,333
                                                        ---------    ---------
Cash and cash equivalents, end of period..............  $  28,288    $ 132,631
                                                        =========    =========

See accompanying notes.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                               DECEMBER 31, 1997

1.BASIS OF PRESENTATION

NATURE OF OPERATIONS

  Chubb Life Insurance Company of America (the Company) is a wholly-owned subsidiary of Jefferson-Pilot Corporation (Jefferson-Pilot) and is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

ACQUISITION

  Jefferson-Pilot acquired the Company from Chubb Corporation on May 13, 1997, with an effective date of April 30, 1997. The acquisition was accounted for as a purchase, utilizing "pushdown" accounting, and the assets and liabilities were recorded at fair value as of April 30, 1997. For purposes of these financial statements, the consolidated statements of income, stockholder's equity, and cash flows for the four months ended April 30, 1997 represent the results of operations of the "Predecessor", and are presented on the historical basis of accounting. The consolidated statements of income, stockholder's equity, and cash flows for the eight months ended December 31, 1997 represent the results of operations of the "Successor" and are presented on a purchase accounting basis. As a result, the consolidated financial statements subsequent to the acquisition date (Successor) are not comparable to the consolidated financial statements prior to the acquisition date (Predecessor).

  The cost of the acquisition by Jefferson-Pilot was $785,500,000, including all acquisition costs. The final purchase price is subject to post-closing adjustments, none of which is expected to be material. In addition, immediately prior to the acquisition, the Company declared a $103,000,000 dividend to the Chubb Corporation.

  The preliminary adjustments as a result of allocation of the pushed down purchase price and the determination of the cost in excess of net assets acquired is as follows:

      Stockholder's equity as reported by Predecessor................ $ 793,073
      Fair value adjustments:
        Debt securities--available-for-sale..........................      (899)
        Property and equipment.......................................   (14,285)
        Deferred policy acquisition costs............................  (667,865)
        Value of business acquired...................................   447,344
        Deferred federal income tax..................................   108,669
        Cost in excess of net assets acquired........................    87,274
        Other assets.................................................      (329)
        Policy liabilities...........................................    49,577
        Accrued expenses and other liabilities.......................   (17,059)
                                                                      ---------
      Total.......................................................... $ 785,500
                                                                      =========

  The following proforma results of operations for the year ended December 31, 1997, assume that the acquisition occurred as of January 1, 1997. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1997, or which may occur in the future (in thousands):

      Net revenues.................................................... $496,530
      Net income before realized investment gains (net of taxes)......   70,658
      Net income......................................................   26,713

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
1.BASIS OF PRESENTATION (CONTINUED)

DISCONTINUED OPERATIONS

  In 1996, the Predecessor adopted a plan to exit the group insurance business. Accordingly, the group health insurance business was accounted for as a discontinued operation in the consolidated income statement for the four months ended April 30, 1997. As a result of the decision by the Predecessor in 1996 to discontinue the group health insurance business, a liability was established to cover any future losses from operations and costs to exit the business including severance for employees. The amount reflected in the statement of income for the Predecessor reflects an adjustment to the future estimated losses, net of taxes during the phase-out period.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Chubb Life Insurance Company of America (the Company) and its subsidiaries. Principal subsidiaries include Chubb Colonial Life Insurance Company (Colonial), Chubb Sovereign Life Insurance Company (Sovereign), and Chubb America Service Corporation. Significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

  The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS

  The Company includes with cash and cash equivalents its holdings of short term investments which are highly liquid investments that mature within three months of the date of acquisition.

INVESTED ASSETS

  Debt securities, which include bonds and redeemable preferred stocks, are purchased to support the investment strategies of the Company. These strategies are developed based on many factors including rate of return, maturity, credit risk, tax considerations and regulatory requirements. Debt securities which may be sold prior to maturity to support the investment strategies of the Company are considered available-for-sale and carried at market value as of the balance sheet date.

  Equity securities, which include common stocks and non-redeemable preferred stocks, are considered available-for-sale and are carried at market values as of the balance sheet date.

  Policy loans are carried at the unpaid balances.

  Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (13%), apartment (41%), industrial (9%), hotel (29%) and office (8%) properties.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Of stated mortgage loan balances as of December 31, 1997, 30% are due from borrowers in West South Central states, 22% are due from borrowers in South Atlantic states, 18% are due from borrowers in Pacific states, 12% are due from borrowers in East North Central states and 12% are due from borrowers in Mountain states. No other geographic region represents as much as 10% of December 31, 1997 mortgage loans.

  Realized gains and losses on dispositions of securities are determined by the specific identification method. Unrealized appreciation or depreciation of investments classified as available-for-sale, net of the deferred policy acquisition costs and value of business acquired adjustments and the applicable deferred income tax, is excluded from income and credited or charged directly to a separate component of stockholder's equity.

RECOGNITION OF REVENUES, BENEFITS, CLAIMS AND EXPENSES:

 Universal Life Products

  Universal life products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

  Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate account are not included in the consolidated statements of income.

  Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4% to 6.875%.

 Investment Products

  Investment products include flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and policy charges assessed against the contract holders. Interest crediting rates ranged from 3.5% to 6.75%.

 Traditional Life Insurance Products

  Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 3% to 9%. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

 Accident and Health Insurance

  Accident and health insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIMS

  The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

REINSURANCE

  Reinsurance receivables include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS

  Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

  Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

  The carrying amount of deferred policy acquisition costs is adjusted for the effect of realized gains and losses and the effects of unrealized gains or losses on debt securities classified as available-for-sale. Deferred policy acquisition costs are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings for any period presented.

VALUE OF BUSINESS ACQUIRED

  Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete and a constant amortization rate based on the present value of expected future profits.

  Value of business acquired related to universal life and investment contracts also is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the net unrealized gains on securities component of stockholder's equity, net of applicable deferred income tax.

COST IN EXCESS OF ASSETS ACQUIRED

  The preliminary excess of Jefferson-Pilot's purchase price over the fair value of assets acquired, which has been "pushed down" to the Chubb Life level for financial reporting purposes, is being amortized on a straight-line basis over 35 years.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

  Property and equipment used in operations are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated remaining useful lives of the assets.

FEDERAL INCOME TAXES

  The Predecessor will file a consolidated federal income tax return with its parent for the four months ended April 30, 1997. Federal income tax for the Predecessor is allocated as if the Company and its subsidiaries filed a separate consolidated income tax return. The Successor will file a separate consolidated income tax return for the eight months ended December 31, 1997 and include only the Company and its subsidiaries.

  Deferred income tax assets are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

NEW ACCOUNTING PRONOUNCEMENT

  In June 1997, the Financial Accounting Standards Board (FASB) issued SFAS 130, "Reporting Comprehensive Income", which is effective for fiscal years beginning after December 15, 1997. SFAS 130 sets standards for the reporting and display of comprehensive income and its components in financial statements. Application of the new rule will not impact the Company's financial position or net income. The Company expects to adopt this pronouncement in the first quarter of 1998, which will include the presentation of comprehensive income for prior periods presented for comparative purposes, as required by SFAS 130. The primary element of comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale.

3.DERIVATIVES

USE OF DERIVATIVES

  The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. At December 31, 1997, ten such interest rate swaps are held to modify specific floating-rate direct investments. The notional amount is $50 million, with the Company receiving an average fixed rate of 7.36% and paying a floating rate based on the 3 month or 6 month LIBOR rates (5.81% and 5.84%, respectively, on December 31, 1997).

  The interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under this swap is reflected as an adjustment to investment income. All of the hedges are of investments classified as available-for-sale, and net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in net unrealized gains on securities in stockholder's equity as of December 31, 1997.

CREDIT AND MARKET RISK

  The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

  The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
3.DERIVATIVES (CONTINUED)

  The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship was terminated, any related hedging instrument that remained would be marked-to-market.

4.INVESTED ASSETS

  Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities available-for-sale at December 31, 1997 were as follows (in thousands):

                                                 GROSS      GROSS
                                    AMORTIZED  UNREALIZED UNREALIZED
                                       COST      GAINS      LOSSES   FAIR VALUE
                                    ---------- ---------- ---------- ----------
U.S. Treasury obligations and di-
 rect obligations of U.S. govern-
 ment agencies..................... $  190,938  $  5,146   $    --   $  196,084
Corporate bonds....................  1,955,816    94,941    (7,030)   2,043,727
Foreign bonds......................        637        --       (29)         608
Mortgage-backed securities.........    729,671    21,831      (419)     751,083
Redeemable preferred stocks........      1,922        50       (90)       1,882
                                    ----------  --------   -------   ----------
Total debt securities.............. $2,878,984  $121,968   $(7,568)  $2,993,384
                                    ==========  ========   =======   ==========

  Aggregate amortized cost and aggregate fair value of debt securities at December 31, 1997 by contractual maturity were as follows (in thousands):

                                                          AMORTIZED     FAIR
                                                             COST      VALUE
                                                          ---------- ----------
Due in one year or less.................................. $   85,421 $   85,637
Due after one year through five years....................    236,911    241,483
Due after five years through ten years...................    547,657    570,656
Due after ten years......................................    595,626    639,796
Amounts not due at a single maturity date................  1,413,369  1,455,812
                                                          ---------- ----------
                                                          $2,878,984 $2,993,384
                                                          ========== ==========

  Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
4.INVESTED ASSETS (CONTINUED)

  The sources of net investment income for the Successor and Predecessor for 1997 were as follows: (in thousands):

                                                          SUCCESSOR  PREDECESSOR
                                                         ----------- -----------
                                                            EIGHT
                                                           MONTHS    FOUR MONTHS
                                                            ENDED       ENDED
                                                         DECEMBER 31  APRIL 30
                                                            1997        1997
                                                         ----------- -----------
Debt securities.........................................  $144,632     $75,964
Equity securities.......................................       778         379
Policy loans............................................    11,115       5,281
Mortgage loans..........................................     1,818         267
Other...................................................     2,242       1,095
                                                          --------     -------
Gross investment income.................................   160,585      82,986
Investment expenses.....................................     2,404         930
                                                          --------     -------
Net investment income...................................  $158,181     $82,056
                                                          ========     =======

  Realized investment gains and losses on available-for-sale securities were as follows (in thousands):

                                                          SUCCESSOR  PREDECESSOR
                                                         ----------- -----------
                                                            EIGHT
                                                           MONTHS    FOUR MONTHS
                                                            ENDED       ENDED
                                                         DECEMBER 31  APRIL 30
                                                            1997        1997
                                                         ----------- -----------
Debt securities.........................................   $4,788      $3,658
Equity securities.......................................       --        (185)
                                                           ------      ------
                                                           $4,788      $3,473
                                                           ======      ======

  The changes in unrealized gains on securities classified as available-for-sale for the Successor and Predecessor for 1997 were as follows (in thousands):

                                                         SUCCESSOR  PREDECESSOR
                                                        ----------- -----------
                                                           EIGHT
                                                          MONTHS    FOUR MONTHS
                                                           ENDED       ENDED
                                                        DECEMBER 31  APRIL 30
                                                           1997        1997
                                                        ----------- -----------
Change in unrealized appreciation of equity securi-
 ties..................................................  $  3,897    $ (3,488)
Change in unrealized appreciation of debt securities...   114,400     (29,369)
Change in deferred policy acquisition costs adjust-
 ment..................................................        --      15,305
Change in value of business acquired adjustment........   (66,094)      1,080
                                                         --------    --------
                                                           52,203     (16,472)
Deferred income taxes..................................   (18,271)      5,764
                                                         --------    --------
                                                         $ 33,932    $(10,708)
                                                         ========    ========

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997

5.DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

  Policy acquisition costs deferred and the related amortization charged to income for both the Successor and Predecessor were as follows (in thousands):

                                                         SUCCESSOR  PREDECESSOR
                                                        ----------- -----------
                                                           EIGHT
                                                          MONTHS    FOUR MONTHS
                                                           ENDED       ENDED
                                                        DECEMBER 31  APRIL 30
                                                           1997        1997
                                                        ----------- -----------
Beginning balance......................................   $    --    $644,653
Deferral:
  Commissions..........................................    26,240      37,512
  Other................................................    13,179       6,589
                                                          -------    --------
                                                           39,419      44,101
Amortization...........................................    (1,219)    (36,194)
Change in adjustment to reflect the effects of
 unrealized gains on securities........................        --      15,305
                                                          -------    --------
Ending balance.........................................   $38,200    $667,865
                                                          =======    ========

  Changes in the value of business acquired for both the Successor and Predecessor were as follows (in thousands):

                                                         SUCCESSOR  PREDECESSOR
                                                        ----------- -----------
                                                           EIGHT
                                                          MONTHS    FOUR MONTHS
                                                           ENDED       ENDED
                                                        DECEMBER 31  APRIL 30
                                                           1997        1997
                                                        ----------- -----------
Beginning balance......................................  $481,600     $34,460
Capitalized cost.......................................    34,929          --
Amortization...........................................   (31,770)     (1,284)
Change in adjustment to reflect the effects of
 unrealized gains on securities........................   (66,094)      1,080
                                                         --------     -------
Ending balance.........................................  $418,665     $34,256
                                                         ========     =======

  Expected approximate amortization percentages of the value of business acquired as of December 31, 1997 over the next five years are as follows (in thousands):

                                                                    AMORTIZATION
                                                                     PERCENTAGE
                                                                    ------------
Year Ending December 31:
  1998.............................................................     11.6%
  1999.............................................................     11.3
  2000.............................................................     10.2
  2001.............................................................      9.1
  2002.............................................................      8.4

6.FEDERAL INCOME TAXES

  Federal income tax provisions for both the Successor and the Predecessor have been computed using the tax rates and regulations in effect during the year. The provision for federal income tax gives effect to permanent differences between financial and taxable income. The statutory federal corporate tax rate was equal to the effective tax rate for the Successor, as there were minimal permanent differences. The statutory federal corporate tax rate differed from the effective tax rate for the Predecessor due to a change in estimate of the tax liability.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
6.FEDERAL INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that gave rise to deferred income tax liabilities and assets at December 31, 1997 were as follows (in thousands):

Deferred income tax liabilities:
  Value of business acquired.......................................... $157,695
  Net unrealized gains on securities..................................   18,271
  Other...............................................................    2,406
                                                                       --------
Total.................................................................  178,372
Deferred income tax assets:
  Future policy benefits and policy fund balances.....................  133,839
  Deferred policy acquisition costs...................................   61,466
  Other assets........................................................   12,578
  Group contingency reserve...........................................    3,080
  Due and deferred premiums...........................................    2,232
  Severance and relocation............................................    2,089
  Other...............................................................    2,272
                                                                       --------
Total.................................................................  217,556
                                                                       --------
Net deferred income tax asset......................................... $ 39,184
                                                                       ========

  Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $13.5 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related deferred tax liability has been recognized. If the entire balance of the account became taxable under the current federal rate, the tax would approximate $4.7 million.

  Federal income taxes paid in 1997, including amounts remitted to the Predecessor's parent for its share of income taxes were $30,694,000 for the Successor and $24,081,000 for the Predecessor.

7.PENSIONS

  The Company's defined benefit pension plan for both the Successor and the Predecessor have been included with the respective pension plans of their Parents. The respective plans cover substantially all employees. Pension costs allocated to the Company for the eight months ended December 31, 1997, for the Successor were $1,739,000. Terms of the acquisition agreement between Jefferson-Pilot and the Chubb Corporation specified that the Chubb Corporation would assume all responsibilities for pension costs through the acquisition. As such, the Company paid the Chubb Corporation approximately $3,500,000 representing the present value of all future pension costs as of April 30, 1997. The difference between the amount remitted to the Chubb Corporation and the liability recorded at April 30, 1997, was recorded as a settlement gain for the Predecessor of approximately $300,000.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997

8.OTHER POSTRETIREMENT BENEFITS

  The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Prior to the acquisition, the Company had recorded a postretirement benefit obligation of approximately $24,185,000, representing all of the expected costs of retirees, vested active plan participants, and other non-vested plan participants. As part of the acquisition, the Chubb Corporation assumed all liabilities relating to these postretirement benefits without any cash transferring to the Chubb Corporation. The result of this assumption of the liabilities was a settlement gain of approximately $23,916,000 for the Predecessor. This gain is included in the statement of income as a reduction to commissions and operating expenses, net of deferrals. Postretirement costs of the Successor that were allocated from Jefferson-Pilot amounted to approximately $455,000 for the eight month period ended December 31, 1997.

9.RENT EXPENSE AND COMMITMENTS

  The Company occupies office facilities under lease agreements which expire at various dates through 2009; such leases generally are renewed or replaced by other leases. In addition, the Company leases office and transportation equipment.

  Total rent expense charged to operations amounted to approximately $1,937,000 for the Successor and $979,000 for the Predecessor, respectively. All leases are operating leases and generally contain renewal options. At December 31, 1997, future minimum rental payments required under noncancellable operating leases were as follows (in thousands):

      Year ending December 31:
        1998............................................................ $ 2,560
        1999............................................................   1,916
        2000............................................................   1,449
        2001............................................................   1,334
        2002............................................................   1,124
        Subsequent to 2002..............................................   4,591
                                                                         -------
                                                                         $12,974
                                                                         =======

  The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the consolidated balance sheet, approximates $78,000,000 as of December 31, 1997.

10.REINSURANCE

  The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1,400,000.

  Sovereign had a reinsurance recoverable resulting from a reinsurance agreement with a single reinsurer of $96,740,000 at December 31, 1997. Sovereign coinsured fifty percent of a block of single premium whole life policies under this agreement. Sovereign and the reinsurer are joint and equal owners in securities and short term investments of $194,659,000 at December 31, 1997. The remaining reinsurance recoverables were associated with numerous other reinsurers.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
10.REINSURANCE (CONTINUED)

  The effect of reinsurance on the premiums and policy charges in the consolidated statement of income for both the Successor and Predecessor was as follows (in thousands):

                                                   CEDED TO   ASSUMED
 SUCCESSOR, EIGHT MONTHS ENDED DECEMBER    DIRECT    OTHER   FROM OTHER   NET
                31, 1997                   AMOUNT  COMPANIES COMPANIES   AMOUNT
 --------------------------------------   -------- --------- ---------- --------
   Total premiums and policy charges....  $248,903  $14,976    $1,320   $235,247
                                          ========  =======    ======   ========
                                                   CEDED TO   ASSUMED
  PREDECESSOR, FOUR MONTHS ENDED APRIL     DIRECT    OTHER   FROM OTHER   NET
                30, 1997                   AMOUNT  COMPANIES COMPANIES   AMOUNT
  ------------------------------------    -------- --------- ---------- --------
   Total premiums and policy charges....  $124,039  $ 7,063    $  409   $117,385
                                          ========  =======    ======   ========

  Reinsurance recoveries which have been deducted from benefits, claims and expenses in the consolidated statements of income for the Successor and Predecessor were $26,329,000 and $11,929,000, respectively .

  Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the year ended December 31, 1997.

11.STATUTORY FINANCIAL INFORMATION

  The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the New Hampshire Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

  The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are (1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided,
(3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

  Reported capital and surplus on a statutory basis at December 31, 1997 was $364,707,000. Reported statutory net income for the year ended December 31, 1997 was $151,357,000. Purchase accounting adjustments are not made for statutory accounting purposes.

  The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval. Because of the special dividends paid in connection with the acquisition, all dividends paid in 1998 will require prior regulatory approval.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
11.STATUTORY FINANCIAL INFORMATION (CONTINUED)

  Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk pertaining to its investments, insurance risk, interest rate risk and general business risk. As of December 31, 1997, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

12.TRANSACTIONS WITH AFFILIATED COMPANIES

  During 1997, the Successor and Predecessor entered into agreements with their respective parent companies for general management services, investment management services and transportation services. The Successor accrued $2.8 million for general management and investment services payable to its parent, Jefferson-Pilot Corporation, for the eight months ended December 31, 1997, and this amount remained payable at December 31, 1997. The Predecessor paid its parent, The Chubb Corporation, $2.0 million for general management services and investment services for the four months ended April 30, 1997.

13.FAIR VALUES OF FINANCIAL INSTRUMENTS

  Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

  The methods and assumptions used to estimate the fair value of financial instruments are as follows:

  . Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.

  . Fair values of equity securities are based on quoted market prices.

  . The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.

  . Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses and approximate carrying values.

  The carrying value and fair value of financial instruments at December 31, 1997 were as follows (in thousands):

                                                           CARRYING     FAIR
                                                            VALUE      VALUE
                                                          ---------- ----------
     ASSETS
       Debt securities available-for-sale................ $2,993,384 $2,993,384
       Equity securities available-for-sale..............     18,984     18,984
       Cash and cash equivalents.........................     28,288     28,288
       Policy loans......................................    236,729    236,729
       Mortgage loans on real estate.....................    125,067    123,637

14.LITIGATION

  In the normal course of business, the Company is involved in various lawsuits. Management is of the opinion that these suits are substantially without merit, that valid defenses exist, and that such litigation will not have a material effect on the consolidated financial statements.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997

15.YEAR 2000 CONVERSION COSTS (UNAUDITED)

  The Company's parent has been analyzing the Year 2000 computer systems problem since 1995. During the course of this analysis, the Company's parent has ascertained that failure to alleviate Year 2000 systems problems could result in a material disruption to the Company's operations in the year 2000. A centralized oversight and project management process has been put into place to facilitate compliance of all information systems prior to the end of 1999. The oversight process includes communications with significant suppliers to the extent systems are vulnerable to those third parties failure to remedy year 2000 issues. The assessment phase of the Year 2000 effort (including mainframe and alternative systems) is complete for the majority of systems and several have been brought into Year 2000 compliance. To date, the Company's parent has incurred external costs of approximately $3 million. The remainder of this effort is expected to be completed by the third quarter of 1999 utilizing internal and external resources, with remaining external costs estimated at approximately $9 million. However, there can be no guarantee that these results will be achieved and actual results could differ materially. All costs associated with this effort are being expensed as incurred.

               REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS


Contractholders
Separate Account C

We have audited the accompanying statements of assets and liabilities of the Separate Account C (the "Separate Account", comprising respectively, the JPM Treasury Money Market Division, JPM Bond Division, JPM Equity Division, JPM Small Company Division, and JPM International Equity Division) as of December 31, 1997, and the related statements of operations and changes in net assets for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with JPM Series Trust II. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Separate Account C at December 31, 1997, the results of their operations and the changes in their net assets for each of the periods indicated above, in conformity with generally accepted accounting principles.


                                       ERNST & YOUNG LLP


Boston, Massachusetts
March 13, 1998

                      STATEMENT OF ASSETS AND LIABILITIES

                           Chubb Separate Account C

                               December 31, 1997

                                JPM                                                                                       JPM
                              TREASURY               JPM                   JPM                       JPM               INTERNATIONAL
                             MONEY MARKET            BOND                 EQUITY                 SMALL COMPANY           EQUITY
                              DIVISION             DIVISION              DIVISION                 DIVISION              DIVISION
                             ----------           ----------            ----------               ------------          ----------
ASSETS

Investments in JPM Series
  Trust II at cost          $  456,739         $    5,706,281       $     8,314,692           $    4,246,324        $    6,674,886
                             =========          =============        ==============            =============         =============


Investments in JPM Series
  Trust II at market value $   466,536         $    6,028,073       $     8,889,907          $     4,553,534        $    6,341,666


Expenses payable                   (17)                  (215)                 (317)                    (162)                 (226)
                             ----------         ---------------      ---------------           --------------        --------------

         TOTAL NET ASSETS  $   466,519         $    6,027,858       $      8,889,590          $    4,553,372        $    6,341,440
                             ==========         ===============      ===============           ==============        ==============





UNITS OUTSTANDING               41,245                470,677                438,055                 234,144               482,055


NET ASSET VALUE PER UNIT   $    11.311         $       12.807       $         20.293          $       19.447        $       13.155

See notes to financial statements

                           STATEMENTS OF OPERATIONS

                           CHUBB SEPARATE ACCOUNT C


                                                                     JPM
                                                                   TREASURY                                                  JPM
                                                                 MONEY MARKET                                               BOND
                                                                   DIVISION                                               DIVISION
                                          -----------------------------------------------------   --------------------------------
                                                                                  Period from
                                                                                   January 3,
                                                      Year Ended                       to                    Year Ended
                                                     December 31,                 December 31,              December 31,
                                          --------------------------------                        --------------------------------
                                              1997                1996                1995            1997                1996
                                          --------------    ---------------    ---------------    -------------      -------------
Investment Income:
     Dividend income                        $       135     $       14,528     $    11,800        $    140,731       $     72,416
     Distributions of realized gains                  1                 16              16              41,158                531
                                          --------------    ---------------    ---------------    -------------      -------------
                                                    136             14,544          11,816             181,889             72,947

Expenses:
     Mortality and expense risk charge            2,578              1,603             746              34,460              6,172
                                          --------------    ---------------    ---------------    -------------      -------------
          Net Investment Income                  (2,442)            12,941          11,070             147,429             66,775

Gain (loss) on investments
     Net realized gain (loss) on
      investments                                (1,080)            (1,817)          1,747               4,420               (870)
     Net unrealized gain (loss) on
      investments                                18,936             (1,756)         (7,383)            322,800             (4,624)
                                          --------------    ---------------    ---------------    -------------      -------------
     Net gain (loss) on investments              17,856             (3,573)         (5,636)            327,220             (5,494)
                                          --------------    ---------------    ---------------    -------------      -------------
          Increase in Net Assets
          from Operations                   $    15,414     $        9,368     $     5,434        $    474,649       $     61,281
                                          ==============    ===============    ===============    =============      =============

                                                                                             JPM
                                                                                            EQUITY
                                                                                           DIVISION
                                           --------------------   ----------------------------------------------------
                                                Period from                                              Period from
                                                 January 3,                                               January 3,
                                                     to                       Year Ended                      to
                                                December 31,                 December 31,                December 31,
                                                                -----------------------------------
                                                    1995                1997                1996              1995
                                           -----------------    ----------------    ----------------   --------------
Investment Income:
     Dividend income                         $       17,294     $         56,988    $       55,925      $     28,445
     Distributions of realized gains                  6,011            1,467,366           392,202           144,358
                                           -----------------    ----------------    ----------------   --------------
                                                     23,305            1,524,354           448,127           172,803

Expenses:
     Mortality and expense risk charge                1,070               53,370            24,143             9,552
                                           -----------------    ----------------    ----------------   --------------
          Net Investment Income                      22,235            1,470,984           423,984           163,251

Gain (loss) on investments
     Net realized gain (loss) on
      investments                                     1,371               20,069            67,265             1,177
     Net unrealized gain (loss) on
      investments                                     3,616              204,260           176,276           194,679
                                           -----------------    ----------------    ----------------   --------------
     Net gain (loss) on investments                   4,987              224,329           243,541           195,856
                                           -----------------    ----------------    ----------------   --------------
          Increase in Net Assets
          from Operations                    $       27,222     $      1,695,313    $      667,525      $    359,107
                                           =================    ================    ================   ==============

                           STATEMENTS OF OPERATIONS

                           CHUBB SEPARATE ACCOUNT C

                                                                                                        JPM
                                                             JPM                                   INTERNATIONAL
                                                         SMALL COMPANY                                EQUITY
                                                           DIVISION                                  DIVISION
                                          ----------------------------------------   -----------------------------------------
                                                                     Period from                                Period from
                                                                      January 3,                                 January 3,
                                                 Year Ended              to                 Year Ended              to
                                                December 31,         December 31,          December 31,         December 31,
                                          ------------------------                   ------------------------
                                               1997       1996           1995            1997         1996          1995
                                          ------------ -----------   -------------   ----------- ------------  ---------------
Investment Income:
  Dividend income                           $  11,006   $  9,360     $   1,591       $  217,676   $  29,908     $    32,329
  Distributions of realized gains             579,516    211,193        19,285          685,191     152,279          30,752
                                          ------------ -----------  --------------   ----------- ------------  ---------------
                                              590,522    220,553        20,876          902,867     182,187          63,081

Expenses:
  Mortality and expense risk charge            26,511      6,703           566           42,648      18,798           6,145
                                          ------------ -----------  --------------   ----------- ------------  ---------------
       Net Investment Income                  564,011    213,850        20,310          860,219     163,389          56,936



Gain (loss) on investments
  Net realized gain (loss) on
     investments                                4,007      3,521         1,039           42,615      15,389            (448)
  Net unrealized gain on
     investments                              221,164     82,854         3,191         (613,175)    206,175          73,767
                                          ------------ -----------  --------------   ----------- ------------  ----------------
  Net gain on investments                     225,171     86,375         4,230         (570,560)    221,564          73,319
                                          ------------- ----------  --------------   ----------- ------------  ----------------

       Increase in Net Assets
       from Operations                      $ 789,182   $300,225     $  24,540       $  289,659   $ 384,953     $   130,255
                                          ============= ==========  ==============   =========== ============  ================

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                           CHUBB SEPARATE ACCOUNT C

                                                       TREASURY                                           JMP
                                                      MONEY MARKET                                       BOND
                                                        DIVISION                                       DIVISION
                                            -------------------------------------     ------------------------------------------
                                                                    Period from                                    Period from
                                                                    January 3,                                     January 3,
                                              Year Ended                to                  Year Ended                 to
                                              December 31,          December 31,           December 31,            December 31,
                                            -----------------------                   -----------------------
                                                1997        1996        1995             1997         1996            1995
                                            -------------------------------------     ------------------------------------------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)              $  (2,442)  $  12,941      $  11,070      $  147,429     $   66,775      $  22,235
  Net realized gain (loss) on
     investments                               (1,080)     (1,817)         1,747           4,420           (870)         1,371
  Net unrealized gain (loss) on
     investments                               18,936      (1,756)        (7,383)        322,800         (4,624)         3,616
                                            -------------------------------------     -----------------------------------------

Increase in net assets from operations         15,414       9,368          5,434         474,649         61,281         27,222

Contractholder transactions--Note D:
  Transfers of net premiums                   171,335     277,045        (37,059)        354,690        251,428         19,429
  Transfers from/to General Account
     and within Separate Account, net         (64,645)   (208,924)       310,772       3,566,167      1,057,013        305,525
  Transfers of cost of insurance               (2,632)     (1,590)          (661)        (78,877)        (9,537)        (2,770)
  Transfers on account of other
     terminations                                  26      (7,323)           (41)           (745)         2,425            (42)
                                            -------------------------------------     -----------------------------------------
Net increase in net assets derived from
  contractholder transactions                 104,084      59,208        273,011       3,841,235      1,301,329        322,142
                                            -------------------------------------     -----------------------------------------

Net increase in net assets                    119,498      68,576        278,445       4,315,884      1,362,610        349,364

Balance at beginning of period                347,021     278,445           -          1,711,974        349,364           -
                                            -------------------------------------     -----------------------------------------

Balance at end of period                    $ 466,519  $  347,021   $    278,445      $6,027,858   $  1,711,974      $ 349,364
                                            =====================================     =========================================

                                                                     JPM
                                                                    EQUITY
                                                                   DIVISION
                                            --------------------------------------------------------
                                                                                  Period from
                                                                                   January 3,
                                                 Year Ended                           to
                                                 December 31,                     December 31,
                                              ----------------------------
                                              1997               1996               1995
                                            --------------------------------------------------------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)              $ 1,470,984          $  423,984       $  163,251
  Net realized gain (loss) on
     investments                                 20,069              67,265            1,177
  Net unrealized gain (loss) on
     investments                                204,260             176,276          194,679
                                            --------------------------------------------------------

Increase in net assets from operations        1,695,313             667,525          359,107

Contractholder transactions--Note D:
  Transfers of net premiums                     765,854             387,274           99,189
  Transfers from/to General Account
     and within Separate Account, net         2,227,022             172,368        2,596,988
  Transfers of cost of insurance                (57,566)            (13,001)          (5,338)
  Transfers on account of other
     terminations                                (4,631)               (834)             320
                                            ---------------------------------------------------------
Net increase in net assets derived from
  contractholder transactions                 2,930,679             545,807        2,691,159
                                            ---------------------------------------------------------

Net increase in net assets                    4,625,992           1,213,332        3,050,266

Balance at beginning of period                4,263,598           3,050,266             -
                                            ---------------------------------------------------------

Balance at end of period                    $ 8,889,590          $4,263,598       $3,060,266
                                            =========================================================

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                           CHUBB SEPARATE ACCOUNT C

                                                                                                       JPM
                                                      JPM                                         INTERNATIONAL
                                                 SMALL COMPANY                                        EQUITY
                                                   DIVISION                                          DIVISION
                                     -----------------------------------------       -------------------------------------------
                                                                Period from                                      Period from
                                                                January 3,                                       January 3,
                                            Year Ended             to                      Year Ended                to
                                            December 31,        December 31,               December 31,          December 31,
                                     --------------------------                      --------------------------
                                       1997         1996            1995              1997          1996             1995
                                     -----------------------------------------       --------------------------------------------
INCREASE IN NET ASSETS

Operations:
  Net investment income              $   564,011     $  213,850     $   20,310       $   860,219    $    163,389   $     56,936
  Net realized gain (loss) on
      investments                          4,007          3,521          1,039            42,615          15,389           (448)
  Net unrealized gain (loss) on
      investments                        221,164         82,854          3,191          (613,175)        206,175         73,767
                                     ------------------------------------------      --------------------------------------------

Increase in net assets from operations   789,182        300,225         24,540           289,659         384,953        130,255


Contractholder transactions--Note D:
  Transfers of net premiums              463,334        193,946         16,998           509,514         365,133         12,554
  Transfers from/to General Account
    and within Separate Account, net   1,237,752      1,403,000        150,812         1,597,555       1,380,915      1,744,480
  Transfers of cost of insurance         (27,349)        (5,933)        (1,986)          (54,916)        (11,500)        (4,478)
  Transfers on account of other
    terminations                           2,389          6,464             (2)           (5,439)          2,685             70
                                     ------------------------------------------      ---------------------------------------------
Net increase in net assets derived from
  contractholder transactions          1,676,126      1,597,477        165,822         2,046,714       1,737,233      1,752,626
                                     ------------------------------------------      ---------------------------------------------

Net increase in net assets             2,465,308      1,897,702        190,362         2,336,373       2,122,186      1,882,881

Balance at beginning of period         2,088,064        190,362           -            4,005,067       1,882,881           -
                                     ------------------------------------------      ---------------------------------------------

Balance at end of period             $ 4,553,372     $2,088,064     $  190,362       $ 6,341,440    $  4,005,067   $  1,882,881
                                     ==========================================      =============================================

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                           Chubb Separate Account C

                               December 31, 1997


NOTE A--ORGANIZATION OF ACCOUNT

Chubb Separate Account C (the "Separate Account") is a separate account of Chubb Life Insurance Company of America ("Chubb Life"). Effective April 30, 1997, Chubb Life and its subsidiaries were acquired by Jefferson-Pilot Corporation. The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by Chubb Life and is presently comprised of five investment divisions, each of which invests exclusively in the corresponding portfolio of the JPM Series Trust II (the "Trust") an open-end diversified Series Management Investment Company.


NOTE B--SIGNIFICANT ACCOUNTING POLICIES

 Valuation of Investments: Investments in shares of the Trust are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

 Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

Investment Transactions: Purchases and sales of shares of the Trust are recorded as of the trade date, the date the transaction is executed.

Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of Chubb Life which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

Expenses: A mortality and expense risk charge is accrued daily which will not exceed 65% of the average net asset value of each division of the Separate Account on an annual basis.

NOTE C-AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Chubb America Service Corporation, an affiliate of Chubb Life. Chubb Life is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Securities Corporation, an affiliate of the Company, is the distributor.


NOTE D-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned on the contract for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

                           CHUBB SEPARATE ACCOUNT C

                               DECEMBER 31, 1997

NOTE E - INVESTMENTS

In determining the net realized gain or loss on sales of shares of the Trust, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1997 is the same as for financial reporting purposes.

Following is a summary of shares of each portfolio of the Trust owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1997.

                                                             NET ASSET
                                                               VALUE
                                           SHARES            PER SHARE
                                           -------          -----------
JPM Treasury Money Market Portfolio         44,180          $ 10.560000
JPM Bond Portfolio                         533,930            11.290000
JPM Equity Portfolio                       620,370            14.330000
JPM Small Company Portfolio                347,864            13.090000
JPM International Equity Portfolio         598,270            10.600000

NOTE F - CONTRACTHOLDER TRANSACTIONS

                                                                                             For the Period January 3, 1995
                                             Year Ended                   Year Ended          (commencement of operations)
                                          December 31, 1997            December 31, 1996          to December 31, 1995
                                     --------------------------    ---------------------------   -----------------------
                                        Units          Amount        Units           Amount        Units        Amount
                                     ----------     -----------    ----------    -------------   ---------   -----------
JPM Treasury Money Market Division
  Issuance of units                     16,293      $  180,290       231,052     $  2,480,672      56,145    $  578,342
  Redemptions of units                   6,950          76,206       225,769        2,421,464      29,526       305,331
                                      ---------     -----------    ----------    -------------   ---------   -----------
     Net Increase                        9,343      $  104,084         5,283     $     59,208      26,619      $273,011
                                      =========     ===========    ==========    =============   =========   ===========

JPM Bond Division
  Issuance of units                    333,164      $3,936,415       170,414     $  1,931,269      35,064    $  376,748
  Redemptions of units                   7,769          95,180        55,202          629,940       4,994        54,606
                                      ---------     -----------    ----------    -------------   ---------   -----------
     Net Increase                      325,395      $3,841,235       115,212     $  1,301,329      30,070    $  322,142
                                      =========     ===========    ==========    =============   =========   ===========

JPM Equity Division
  Issuance of units                    248,888      $4,443,329       182,200     $  2,590,095     237,990    $2,797,257
  Redemptions of units                  76,883       1,512,650       145,517        2,044,287       8,623       106,098
                                      ---------     -----------    ----------    -------------   ---------   -----------
     Net Increase                      172,005      $2,930,679        36,683     $    545,808     229,367    $2,691,159
                                      =========     ===========    ==========    =============   =========   ===========

JPM Small Company Division
  Issuance of units                    169,487      $2,966,326       158,843     $  2,217,721      17,337    $  201,457
  Redemptions of units                  65,988       1,290,200        42,603          620,244       2,932        35,635
                                      ---------     -----------    ----------    -------------   ---------   -----------
     Net Increase                      103,499      $1,676,126       116,240     $  1,597,477      14,405    $  165,822
                                      =========     ===========    ==========    =============   =========   ===========

                         NOTES TO FINANCIAL STATEMENTS

                           CHUBB SEPARATE ACCOUNT C

                               DECEMBER 31, 1997

NOTE F - CONTRACTHOLDER TRANSACTIONS (CONTINUED)

                                                                                                  For the Period January 3, 1995
                                                Year Ended                  Year Ended             (commencement of operations)
                                            December 31, 1997           December 31, 1996             to December 31, 1995
                                        -------------------------    -----------------------      -------------------------------
                                          Units        Amount          Units        Amount            Units           Amount
                                        ---------    ------------    ---------   -----------      ------------    ---------------
JPM International Equity Division
     Issuance of units                   233,614     $ 2,947,905      251,694    $ 2,918,223        175,045       $ 1,819,776
     Redemptions of units                 70,489         901,191      101,276      1,180,990          6,533            67,150
                                        --------     -----------     --------    -----------       --------       -----------

          Net Increase                   163,125     $ 2,046,714      150,418    $ 1,737,233        168,512       $ 1,752,626
                                        ========     ===========     ========    ===========       ========       ===========

     NOTE G - YEAR 2000 CONVERSION (UNAUDITED)

     Jefferson-Pilot Corporation, the Company's parent has developed a centralized oversight and project management process to facilitate the conversion of all information systems to be ready for the year 2000 and has been converting critical data processing systems. The parent Company currently expects the project to be substantially completed be early 1999. Although some projects may be delayed due to resource constraints, the Company does not expect this project to have a significant effect on operations.

                                  APPENDIX A

                     ILLUSTRATIONS OF ACCUMULATION VALUES
                        CASH VALUES AND DEATH BENEFITS

     Following are a series of tables that illustrate how the accumulation values, cash values and death benefits of a policy change with the investment performance of the Trust. The tables show how the accumulation values, cash values and death benefits of a Policy issued to an insured(s) of a given age(s) and given premium would vary over time if the return on the assets held in each Portfolio of the Trust were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-2 through A-7 illustrate a JPF Heritage I Policy issued to a male, age 35, under a standard rate non-smoker underwriting risk classification. The tables on pages A-8 through A-13 illustrate a JPF Heritage II Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification and a female, age 35, under a standard rate non-smoker underwriting risk classification. The accumulation values, cash values and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

     The amount of the accumulation value exceeds the cash value during the first five policy years due to the surrender charge. For policy years six and after, the accumulation value and cash value are equal, since the surrender charge has been reduced to zero.

     The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the accumulation values and the fourth and seventh columns illustrate the cash values of the Policy over the designated period. The accumulation values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a monthly deduction adjustment which varies based on the Specified Amount of the Policy. The current cost of insurance rates, which may be modified at any time, are based on the sex, issue age, policy year, and rating class of the Insured(s). The accumulation values shown in the sixth column and the cash values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the accumulation values and cash values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

     The amounts shown for the death benefit, accumulation values, and cash values reflect the fact that the net investment return of the Divisions of Separate Account C is lower than the gross rates of return on the assets in the Trust, as a result of expenses paid by the Trust and charges levied against the Divisions of Separate Account C.

     The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .42% of the aggregate average daily net assets of the Portfolios of the Trust plus an assumed charge of .53% of the aggregate average daily net assets to cover expenses incurred by the Trust. The
 .42% investment advisory fee is an average of the individual investment advisory fees of the five Portfolios. See the attached Prospectus for the Trust for a description of the assumption of expenses of the Trust in excess of specified annual rates averaging .95%. The policy values also take into account a daily charge to each Division of Separate Account C for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .65% of the average net assets of the Divisions of Separate Account C. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.60%, 4.40%, and 10.40%, respectively.

     The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes other than the DAC tax. However, if, in the future, any additional charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the accumulation values, cash values and death benefits illustrated.

     The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account C, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

     Upon request, JP Financial will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing cash value at the time of request. JP Financial has reserved the right to charge an administrative fee of up to $25 for such illustrations.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

    JP FINANCIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
    GUIDELINE PREMIUM TEST                                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                                     ANNUAL RATE OF RETURN:                  12% (10.40% net)
$1,000,000 INITIAL SPECIFIED AMOUNT                         ASSUMED ANNUAL PREMIUM (1)                           $12,000


             PREMIUMS
  END      ACCUMULATED               ASSUMING CURRENT COSTS                            ASSUMING GUARANTEED COSTS
                           ----------------------------------------       -----------------------------------------------
  OF       AT 5% INTEREST   ACCUMULATION     CASH          DEATH            ACCUMULATION        CASH             DEATH
 YEAR         PER YEAR        VALUE(2)      VALUE(2)     BENEFIT(2)           VALUE(2)         VALUE(2)        BENEFIT(2)
 ----         --------        --------      --------     ----------           --------         --------        ----------
   1           12,600          11,886        11,286      1,000,000             10,595            9,995         1,000,000
   2           25,830          24,931        24,451      1,000,000             22,230           21,750         1,000,000
   3           39,721          39,200        38,840      1,000,000             34,985           34,625         1,000,000
   4           54,308          54,863        54,623      1,000,000             48,974           48,734         1,000,000
   5           69,623          72,090        71,970      1,000,000             64,309           64,189         1,000,000

   6           85,704          91,047        91,047      1,000,000             81,131           81,131         1,000,000
   7          102,589         111,912       111,912      1,000,000             99,573           99,573         1,000,000
   8          120,319         134,878       134,878      1,000,000            119,815          119,815         1,000,000
   9          138,935         160,171       160,171      1,000,000            142,031          142,031         1,000,000
  10          158,481         188,065       188,065      1,000,000            166,452          166,452         1,000,000

  11          179,006         218,853       218,853      1,000,000            193,319          193,319         1,000,000
  12          200,556         252,813       252,813      1,000,000            222,898          222,898         1,000,000
  13          223,184         290,290       290,290      1,000,000            255,486          255,486         1,000,000
  14          246,943         331,653       331,653      1,000,000            291,420          291,420         1,000,000
  15          271,890         377,326       377,326      1,000,000            331,062          331,062         1,000,000

  16          298,084         427,795       427,795      1,000,000            374,838          374,838         1,000,000
  17          325,589         483,568       483,568      1,000,000            423,197          423,197         1,000,000
  18          354,468         545,229       545,229      1,000,000            476,656          476,656         1,000,000
  19          384,791         613,459       613,459      1,006,072 (3)        535,811          535,811         1,000,000
  20          416,631         688,889       688,889      1,081,556 (3)        601,337          601,337         1,000,000

  25          601,361       1,200,062     1,200,062      1,608,084 (3)      1,047,628        1,047,628         1,403,821 (3)
  30          837,129       2,032,952     2,032,952      2,480,201 (3)      1,770,761        1,770,761         2,160,328 (3)
  35        1,138,036       3,383,683     3,383,683      3,925,073 (3)      2,933,181        2,933,181         3,402,491 (3)
  40        1,522,077       5,582,333     5,582,333      5,973,097 (3)      4,812,992        4,812,992         5,149,902 (3)
  45        2,012,222       9,194,185     9,194,185      9,653,894 (3)      7,892,220        7,892,220         8,286,831 (3)
  50        2,637,785      14,991,743    14,991,743     15,741,330 (3)     12,769,449       12,769,449        13,407,921 (3)
  55        3,436,179      24,151,501    24,151,501     25,359,076 (3)     20,314,120       20,314,120        21,329,826 (3)
  60        4,455,155      39,077,612    39,077,612     39,468,388 (3)     32,567,955       32,567,955        32,893,635 (3)
  65        5,755,655      64,623,297    64,623,297     64,623,297 (3)     53,870,652       53,870,652        53,870,652 (3)

____________________
 (1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
 (3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

    JP FINANCIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
   CASH VALUE ACCUMULATION TEST                         ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                                ANNUAL RATE OF RETURN:                       12% (10.40% net)
$1,000,000 INITIAL SPECIFIED AMOUNT                     ASSUMED ANNUAL PREMIUM (1)                               $12,000

           PREMIUMS
  END     ACCUMULATED               ASSUMING CURRENT COSTS                            ASSUMING GUARANTEED COSTS
                           ----------------------------------------      -----------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION     CASH         DEATH            ACCUMULATION       CASH            DEATH
 YEAR        PER YEAR          VALUE(2)      VALUE(2)    BENEFIT(2)           VALUE(2)        VALUE(2)        BENEFIT(2)
 ----        --------          --------      --------    ----------           --------        --------        ----------
   1         12,600            11,886        11,286      1,000,000             10,595           9,995         1,000,000
   2         25,830            24,931        24,451      1,000,000             22,230          21,750         1,000,000
   3         39,721            39,200        38,840      1,000,000             34,985          34,625         1,000,000
   4         54,308            54,863        54,623      1,000,000             48,974          48,734         1,000,000
   5         69,623            72,090        71,970      1,000,000             64,309          64,189         1,000,000

   6         85,704            91,047        91,047      1,000,000             81,131          81,131         1,000,000
   7        102,589           111,912       111,912      1,000,000             99,573          99,573         1,000,000
   8        120,319           134,878       134,878      1,000,000            119,815         119,815         1,000,000
   9        138,935           160,171       160,171      1,000,000            142,031         142,031         1,000,000
  10        158,481           188,065       188,065      1,000,000            166,452         166,452         1,000,000

  11        179,006           218,853       218,853      1,000,000            193,319         193,319         1,000,000
  12        200,556           252,813       252,813      1,000,000            222,898         222,898         1,000,000
  13        223,184           290,290       290,290      1,000,000            255,486         255,486         1,000,000
  14        246,943           331,653       331,653      1,000,000            291,420         291,420         1,000,000
  15        271,890           377,310       377,310      1,041,376 (3)        331,062         331,062         1,000,000

  16        298,084           427,565       427,565      1,141,598 (3)        374,838         374,838         1,000,816 (3)
  17        325,589           482,782       482,782      1,250,405 (3)        422,959         422,959         1,095,465 (3)
  18        354,468           543,417       543,417      1,363,976 (3)        475,553         475,553         1,193,637 (3)
  19        384,791           610,002       610,002      1,482,305 (3)        533,006         533,006         1,295,206 (3)
  20        416,631           683,057       683,057      1,612,014 (3)        595,684         595,684         1,405,814 (3)

  25        601,361         1,167,914     1,167,914      2,382,544 (3)      1,003,906       1,003,906         2,047,968 (3)
  30        837,129         1,924,182     1,924,182      3,425,044 (3)      1,621,754       1,621,754         2,886,721 (3)
  35      1,138,036         3,084,822     3,084,822      4,874,019 (3)      2,535,247       2,535,247         4,005,691 (3)
  40      1,522,077         4,836,767     4,836,767      6,868,209 (3)      3,853,594       3,853,594         5,472,104 (3)
  45      2,012,222         7,436,738     7,436,738      9,742,127 (3)      5,694,652       5,694,652         7,459,995 (3)
  50      2,637,785        11,242,932    11,242,932     13,716,377 (3)      8,243,012       8,243,012        10,056,475 (3)
  55      3,436,179        16,770,292    16,770,292     19,453,539 (3)     11,716,244      11,716,244        13,590,842 (3)
  60      4,455,155        24,842,026    24,842,026     27,574,649 (3)     16,568,904      16,568,904        18,391,484 (3)
  65      5,755,655        38,057,808    38,057,808     39,580,120 (3)     23,377,751      23,377,751        24,312,861 (3)

_________________
 (1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
 (3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

    JP FINANCIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
    GUIDELINE PREMIUM TEST                                            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                                              ANNUAL RATE OF RETURN:                6% (4.40% net)
$1,000,000 INITIAL SPECIFIED AMOUNT                                   ASSUMED ANNUAL PREMIUM (1)                      $12,000

           PREMIUMS
  END     ACCUMULATED          ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
                         ------------------------------------    --------------------------------------
   OF   AT 5% INTEREST   ACCUMULATION    CASH       DEATH        ACCUMULATION    CASH          DEATH
  YEAR     PER YEAR        VALUE(2)     VALUE(2)   BENEFIT(2)      VALUE(2)     VALUE(2)     BENEFIT(2)
  ----     --------        --------     --------   ----------      --------     --------     ----------
   1         12,600        11,228        10,628    1,000,000          9,976        9,376      1,000,000
   2         25,830        22,876        22,396    1,000,000         20,329       19,849      1,000,000
   3         39,721        34,905        34,545    1,000,000         31,048       30,688      1,000,000
   4         54,308        47,374        47,134    1,000,000         42,142       41,902      1,000,000
   5         69,623        60,326        60,206    1,000,000         53,613       53,493      1,000,000

   6         85,704        73,783        73,783    1,000,000         65,470       65,470      1,000,000
   7        102,589        87,761        87,761    1,000,000         77,708       77,708      1,000,000
   8        120,319       102,277       102,277    1,000,000         90,349       90,349      1,000,000
   9        138,935       117,358       117,358    1,000,000        103,388      103,388      1,000,000
  10        158,481       133,016       133,016    1,000,000        116,850      116,850      1,000,000

  11        179,006       149,290       149,290    1,000,000        130,726      130,726      1,000,000
  12        200,556       166,187       166,187    1,000,000        145,024      145,024      1,000,000
  13        223,184       183,741       183,741    1,000,000        159,769      159,769      1,000,000
  14        246,943       201,963       201,963    1,000,000        174,984      174,984      1,000,000
  15        271,890       220,876       220,876    1,000,000        190,668      190,668      1,000,000

  16        298,084       240,523       240,523    1,000,000        206,840      206,840      1,000,000
  17        325,589       260,901       260,901    1,000,000        223,481      223,481      1,000,000
  18        354,468       282,022       282,022    1,000,000        240,576      240,576      1,000,000
  19        384,791       303,927       303,927    1,000,000        258,120      258,120      1,000,000
  20        416,631       326,630       326,630    1,000,000        276,090      276,090      1,000,000

  25        601,361       453,154       453,154    1,000,000        372,351      372,351      1,000,000
  30        837,129       604,525       604,525    1,000,000        479,062      479,062      1,000,000
  35      1,138,036       790,823       790,823    1,000,000        595,811      595,811      1,000,000
  40     11,522,077     1,033,445     1,033,445    1,105,786 (3)    728,262      728,262      1,000,000
  45     12,012,222     1,339,393     1,339,393    1,406,362 (3)    900,696      900,696      1,000,000
  50     12,637,785     1,705,848     1,705,848    1,791,140 (3)  1,154,733    1,154,733      1,212,470 (3)
  55     23,436,179     2,133,960     2,133,960    2,240,658 (3)  1,445,649    1,445,649      1,517,931 (3)
  60     24,455,155     2,668,795     2,668,795    2,695,483 (3)  1,810,926    1,810,926      1,829,035 (3)
  65     35,755,655     3,397,172     3,397,172    3,397,172 (3)  2,325,369    2,325,369      2,325,369 (3)

----------------
 (1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
 (3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

    JP FINANCIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
    CASH VALUE ACCUMULATION TEST                    ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                            ANNUAL RATE OF RETURN:           6% (4.40% net)
$1,000,000 INITIAL SPECIFIED AMOUNT                 ASSUMED ANNUAL PREMIUM (1)                  $12,000

        PREMIUMS
END   ACCUMULATED              ASSUMING CURRENT COSTS                  ASSUMING GUARANTEED COSTS
                        --------------------------------------   ------------------------------------------
 OF     AT 5% INTEREST  ACCUMULATION    CASH          DEATH       ACCUMULATION     CASH            DEATH
YEAR       PER YEAR       VALUE(2)    VALUE(2)     BENEFIT(2)       VALUE(2)      VALUE(2)       BENEFIT(2)
----       --------       -------     --------     ----------       --------      --------       ----------
   1         12,600       11,228        10,628      1,000,000          9,976        9,376         1,000,000
   2         25,830       22,876        22,396      1,000,000         20,329       19,849         1,000,000
   3         39,721       34,905        34,545      1,000,000         31,048       30,688         1,000,000
   4         54,308       47,374        47,134      1,000,000         42,142       41,902         1,000,000
   5         69,623       60,326        60,206      1,000,000         53,613       53,493         1,000,000

   6         85,704       73,783        73,783      1,000,000         65,470       65,470         1,000,000
   7        102,589       87,761        87,761      1,000,000         77,708       77,708         1,000,000
   8        120,319      102,277       102,277      1,000,000         90,349       90,349         1,000,000
   9        138,935      117,358       117,358      1,000,000        103,388      103,388         1,000,000
  10        158,481      133,016       133,016      1,000,000        116,850      116,850         1,000,000

  11        179,006      149,290       149,290      1,000,000        130,726      130,726         1,000,000
  12        200,556      166,187       166,187      1,000,000        145,024      145,024         1,000,000
  13        223,184      183,741       183,741      1,000,000        159,769      159,769         1,000,000
  14        246,943      201,963       201,963      1,000,000        174,984      174,984         1,000,000
  15        271,890      220,876       220,876      1,000,000        190,668      190,668         1,000,000

  16        298,084      240,523       240,523      1,000,000        206,840      206,840         1,000,000
  17        325,589      260,901       260,901      1,000,000        223,481      223,481         1,000,000
  18        354,468      282,022       282,022      1,000,000        240,576      240,576         1,000,000
  19        384,791      303,927       303,927      1,000,000        258,120      258,120         1,000,000
  20        416,631      326,630       326,630      1,000,000        276,090      276,090         1,000,000

  25        601,361      453,154       453,154      1,000,000        372,351      372,351         1,000,000
  30        837,129      603,535       603,535      1,074,293 (3)    479,062      479,062         1,000,000
  35      1,138,036      775,420       775,420      1,225,163 (3)    595,811      595,811         1,000,000
  40      1,522,077      966,192       966,192      1,371,993 (3)    726,955      726,955         1,032,276 (3)
  45      2,012,222    1,172,600     1,172,600      1,536,106 (3)    860,826      860,826         1,127,683 (3)
  50      2,637,785    1,391,676     1,391,676      1,697,845 (3)    992,220      992,220         1,210,508 (3)
  55      3,436,179    1,622,394     1,622,394      1,881,977 (3)  1,117,595    1,117,595         1,296,411 (3)
  60      4,455,155    1,871,353     1,871,353      2,077,201 (3)  1,247,560    1,247,560         1,384,792 (3)
  65      5,755,655    2,224,610     2,224,610      2,313,594 (3)  1,384,379    1,384,379         1,439,754 (3)

_____________________________
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

    JP FINANCIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
    GUIDELINE PREMIUM TEST                                            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                                          ANNUAL RATE OF RETURN:    0% (-1.60% net)
$1,000,000 INITIAL SPECIFIED AMOUNT                                   ASSUMED ANNUAL PREMIUM (1)   $12,000


END     PREMIUMS
      ACCUMULATED                ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
OF                       --------------------------------------     --------------------------------------
      AT 5% INTEREST     ACCUMULATION      CASH       DEATH         ACCUMULATION    CASH          DEATH
YEAR     PER YEAR          VALUE(2)      VALUE(2)   BENEFIT(2)        VALUE(2)     VALUE(2)     BENEFIT(2)
----     --------          --------      --------   ----------        --------     --------     ----------
   1      12,600            10,571         9,971    1,000,000           9,358        8,758      1,000,000
   2      25,830            20,901        20,421    1,000,000          18,505       18,025      1,000,000
   3      39,721            30,936        30,576    1,000,000          27,416       27,056      1,000,000
   4      54,308            40,723        40,483    1,000,000          36,086       35,846      1,000,000
   5      69,623            50,286        50,166    1,000,000          44,503       44,383      1,000,000

   6      85,704            59,629        59,629    1,000,000          52,662       52,662      1,000,000
   7     102,589            68,749        68,749    1,000,000          60,543       60,543      1,000,000
   8     120,319            77,641        77,641    1,000,000          68,151       68,151      1,000,000
   9     138,935            86,310        86,310    1,000,000          75,465       75,465      1,000,000
  10     158,481            94,744        94,744    1,000,000          82,493       82,493      1,000,000

  11     179,006           102,956       102,956    1,000,000          89,206       89,206      1,000,000
  12     200,556           110,909       110,909    1,000,000          95,591       95,591      1,000,000
  13     223,184           118,599       118,599    1,000,000         101,641      101,641      1,000,000
  14     246,943           126,007       126,007    1,000,000         107,344      107,344      1,000,000
  15     271,890           133,124       133,124    1,000,000         112,673      112,673      1,000,000

  16     298,084           139,955       139,955    1,000,000         117,618      117,618      1,000,000
  17     325,589           146,464       146,464    1,000,000         122,128      122,128      1,000,000
  18     354,468           152,620       152,620    1,000,000         126,150      126,150      1,000,000
  19     384,791           158,423       158,423    1,000,000         129,642      129,642      1,000,000
  20     416,631           163,832       163,832    1,000,000         132,536      132,536      1,000,000

  25     601,361           183,783       183,783    1,000,000         136,228      136,228      1,000,000
  30     837,129           186,196       186,196    1,000,000         113,994      113,994      1,000,000
  35   1,138,036           159,528       159,528    1,000,000          44,415       44,415      1,000,000
  40   1,522,077            80,997        80,997    1,000,000               0            0              0
  45           0                 0             0            0               0            0              0
  50           0                 0             0            0               0            0              0
  55           0                 0             0            0               0            0              0
  60           0                 0             0            0               0            0              0
  65           0                 0             0            0               0            0              0

_________________
 (1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

    JP FINANCIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
    CASH VALUE ACCUMULATION TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                 ANNUAL RATE OF RETURN:        0% (-1.60% net)
$1,000,000 INITIAL SPECIFIED AMOUNT        ASSUMED ANNUAL PREMIUM (1)             $12,000

       PREMIUMS
END   ACCUMULATED          ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
                      ---------------------------------    ----------------------------------------
 OF   AT 5% INTEREST  ACCUMULATION     CASH     DEATH      ACCUMULATION      CASH          DEATH
YEAR    PER YEAR         VALUE(2)    VALUE(2) BENEFIT(2)     VALUE(2)       VALUE(2)     BENEFIT(2)
----    --------         --------    -------- ---------      --------       --------     ----------
   1      12,600          10,571      9,971   1,000,000         9,358        8,758       1,000,000
   2      25,830          20,901     20,421   1,000,000        18,505       18,025       1,000,000
   3      39,721          30,936     30,576   1,000,000        27,416       27,056       1,000,000
   4      54,308          40,723     40,483   1,000,000        36,086       35,846       1,000,000
   5      69,623          50,286     50,166   1,000,000        44,503       44,383       1,000,000

   6      85,704          59,629     59,629   1,000,000        52,662       52,662       1,000,000
   7     102,589          68,749     68,749   1,000,000        60,543       60,543       1,000,000
   8     120,319          77,641     77,641   1,000,000        68,151       68,151       1,000,000
   9     138,935          86,310     86,310   1,000,000        75,465       75,465       1,000,000
  10     158,481          94,744     94,744   1,000,000        82,493       82,493       1,000,000

  11     179,006         102,956    102,956   1,000,000        89,206       89,206       1,000,000
  12     200,556         110,909    110,909   1,000,000        95,591       95,591       1,000,000
  13     223,184         118,599    118,599   1,000,000       101,641      101,641       1,000,000
  14     246,943         126,007    126,007   1,000,000       107,344      107,344       1,000,000
  15     271,890         133,124    133,124   1,000,000       112,673      112,673       1,000,000

  16     298,084         139,955    139,955   1,000,000       117,618      117,618       1,000,000
  17     325,589         146,464    146,464   1,000,000       122,128      122,128       1,000,000
  18     354,468         152,620    152,620   1,000,000       126,150      126,150       1,000,000
  19     384,791         158,423    158,423   1,000,000       129,642      129,642       1,000,000
  20     416,631         163,832    163,832   1,000,000       132,536      132,536       1,000,000

  25     601,361         183,783    183,783   1,000,000       136,228      136,228       1,000,000
  30     837,129         186,196    186,196   1,000,000       113,994      113,994       1,000,000
  35   1,138,036         159,528    159,528   1,000,000        44,415       44,415       1,000,000
  40   1,522,077          80,997     80,997   1,000,000             0            0               0
  45           0               0          0           0             0            0               0
  50           0               0          0           0             0            0               0
  55           0               0          0           0             0            0               0
  60           0               0          0           0             0            0               0
  65           0               0          0           0             0            0               0

__________________
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME .

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

    JP FINANCIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
    GUIDELINE PREMIUM TEST                        ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                          ANNUAL RATE OF RETURN:             12% (10.40% net)
$1,000,000 INITIAL SPECIFIED AMOUNT               ASSUMED ANNUAL PREMIUM (1)                      $12,000

           PREMIUMS
END        ACCUMULATED            ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
                         -----------------------------------------     ----------------------------------------------------
 OF       AT 5% INTEREST  ACCUMULATION    CASH           DEATH           ACCUMULATION           CASH              DEATH
YEAR        PER YEAR       VALUE(2)      VALUE(2)      BENEFIT(2)          VALUE(2)            VALUE(2)         BENEFIT(2)
----        --------       --------      --------      ----------          --------            --------         ----------
   1         12,600         11,880        11,280       1,011,880            10,576               9,976          1,010,576
   2         25,830         24,912        24,432       1,024,912            22,168              21,688          1,022,168
   3         39,721         39,152        38,792       1,039,152            34,849              34,489          1,034,849
   4         54,308         54,768        54,528       1,054,768            48,723              48,483          1,048,723
   5         69,623         71,923        71,803       1,071,923            63,894              63,774          1,063,894

   6         85,704         90,779        90,779       1,090,779            80,484              80,484          1,080,484
   7        102,589        111,501       111,501       1,111,501            98,610              98,610          1,098,610
   8        120,319        134,273       134,273       1,134,273           118,432             118,432          1,118,432
   9        138,935        159,308       159,308       1,159,308           140,096             140,096          1,140,096
  10        158,481        186,858       186,858       1,186,858           163,798             163,798          1,163,798

  11        179,006        217,202       217,202       1,217,202           189,741             189,741          1,189,741
  12        200,556        250,581       250,581       1,250,581           218,139             218,139          1,218,139
  13        223,184        287,306       287,306       1,287,306           249,231             249,231          1,249,231
  14        246,943        327,699       327,699       1,327,699           283,280             283,280          1,283,280
  15        271,890        372,125       372,125       1,372,125           320,557             320,557          1,320,557

  16        298,084        421,011       421,011       1,421,011           361,381             361,381          1,361,381
  17        325,589        474,766       474,766       1,474,766           406,054             406,054          1,406,054
  18        354,468        533,849       533,849       1,533,849           454,910             454,910          1,454,910
  19        384,791        598,815       598,815       1,598,815           508,325             508,325          1,508,325
  20        416,631        670,221       670,221       1,670,221           566,689             566,689          1,566,689

  25        601,361      1,148,245     1,148,245       2,148,245           950,191             950,191          1,950,191
  30        837,129      1,911,224     1,911,224       2,911,224         1,545,436           1,545,436          2,545,436
  35      1,138,036      3,126,295     3,126,295       4,126,295         2,462,859           2,462,859          3,462,859
  40      1,522,077      5,059,400     5,059,400       6,059,400         3,870,559           3,870,559          4,870,559
  45      2,012,222      8,136,917     8,136,917       9,136,917         6,017,191           6,017,191          7,017,191
  50      2,637,785     13,042,062    13,042,062      14,042,062         9,307,098           9,307,098         10,307,098
  55      3,436,179     20,888,665    20,888,665      21,933,098 (3)    14,359,916          14,359,916         15,359,916
  60      4,455,155     33,510,513    33,510,513      34,510,513        22,256,727          22,256,727         23,256,727
  65      5,755,655     54,068,415    54,068,415      55,068,415        33,665,063          33,665,063         34,665,063

_________________
   (1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
   (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
   (3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

    JP FINANCIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
    CASH VALUE ACCUMULATION TEST                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                          ANNUAL RATE OF RETURN:             12% (10.40% net)
$1,000,000 INITIAL SPECIFIED AMOUNT               ASSUMED ANNUAL PREMIUM (1)                      $12,000

       PREMIUMS
END   ACCUMULATED                ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
                        -----------------------------------------     -----------------------------------------------
 OF    AT 5% INTEREST    ACCUMULATION    CASH            DEATH         ACCUMULATION        CASH              DEATH
YEAR     PER YEAR         VALUE(2)      VALUE(2)      BENEFIT(2)        VALUE(2)         VALUE(2)         BENEFIT(2)
----     --------         --------      --------      ----------        --------         --------         ----------
   1       12,600          11,880        11,280       1,011,880          10,576            9,976          1,010,576
   2       25,830          24,912        24,432       1,024,912          22,168           21,688          1,022,168
   3       39,721          39,152        38,792       1,039,152          34,849           34,489          1,034,849
   4       54,308          54,768        54,528       1,054,768          48,723           48,483          1,048,723
   5       69,623          71,923        71,803       1,071,923          63,894           63,774          1,063,894

   6       85,704          90,779        90,779       1,090,779          80,484           80,484          1,080,484
   7      102,589         111,501       111,501       1,111,501          98,610           98,610          1,098,610
   8      120,319         134,273       134,273       1,134,273         118,432          118,432          1,118,432
   9      138,935         159,308       159,308       1,159,308         140,096          140,096          1,140,096
  10      158,481         186,858       186,858       1,186,858         163,798          163,798          1,163,798

  11      179,006         217,202       217,202       1,217,202         189,741          189,741          1,189,741
  12      200,556         250,581       250,581       1,250,581         218,139          218,139          1,218,139
  13      223,184         287,306       287,306       1,287,306         249,231          249,231          1,249,231
  14      246,943         327,699       327,699       1,327,699         283,280          283,280          1,283,280
  15      271,890         372,125       372,125       1,372,125         320,557          320,557          1,320,557

  16      298,084         421,011       421,011       1,421,011         361,381          361,381          1,361,381
  17      325,589         474,766       474,766       1,474,766         406,054          406,054          1,406,054
  18      354,468         533,849       533,849       1,533,849         454,910          454,910          1,454,910
  19      384,791         598,815       598,815       1,598,815         508,325          508,325          1,508,325
  20      416,631         670,221       670,221       1,670,221         566,689          566,689          1,566,689

  25      601,361       1,146,578     1,146,578       2,339,020 (3)     950,191          950,191          1,950,191
  30      837,129       1,890,363     1,890,363       3,364,847 (3)   1,538,356        1,538,356          2,738,273 (3)
  35    1,138,036       3,031,876     3,031,876       4,790,364 (3)   2,408,523        2,408,523          3,805,466 (3)
  40    1,522,077       4,754,982     4,754,982       6,752,075 (3)   3,664,477        3,664,477          5,203,557 (3)
  45    2,012,222       7,312,192     7,312,192       9,578,972 (3)   5,418,579        5,418,579          7,098,338 (3)
  50    2,637,785      11,055,822    11,055,822      13,488,103 (3)   7,846,713        7,846,713          9,572,990 (3)
  55    3,436,179      16,492,359    16,492,359      19,131,136 (3)  11,156,222       11,156,222         12,941,217 (3)
  60    4,455,155      24,431,476    24,431,476      27,118,939 (3)  15,780,170       15,780,170         17,515,988 (3)
  65    5,755,655      37,430,034    37,430,034      38,927,236 (3)  22,115,986       22,115,986         23,115,986

__________________
   (1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
   (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
   (3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

    JP FINANCIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
    GUIDELINE PREMIUM TEST                                ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                                  ANNUAL RATE OF RETURN:        6% (4.40% net)
$1,000,000 INITIAL SPECIFIED AMOUNT                       ASSUMED ANNUAL PREMIUM (1)               $12,000

         PREMIUMS
 END   ACCUMULATED          ASSUMING CURRENT COSTS                 ASSUMING GUARANTEED COSTS
                      --------------------------------------  -----------------------------------------
  OF   AT 5% INTEREST  ACCUMULATION    CASH         DEATH      ACCUMULATION     CASH           DEATH
 YEAR    PER YEAR        VALUE(2)     VALUE(2)    BENEFIT(2)     VALUE(2)      VALUE(2)      BENEFIT(2)
 ----    --------        --------     --------    ----------     --------      --------      ----------
   1      12,600         11,223        10,623     1,011,223        9,958        9,358        1,009,958
   2      25,830         22,859        22,379     1,022,859       20,273       19,793        1,020,273
   3      39,721         34,863        34,503     1,034,863       30,929       30,569        1,030,929
   4      54,308         47,294        47,054     1,047,294       41,932       41,692        1,041,932
   5      69,623         60,190        60,070     1,060,190       53,276       53,156        1,053,276

   6      85,704         73,572        73,572     1,073,572       64,967       64,967        1,064,967
   7     102,589         87,451        87,451     1,087,451       76,988       76,988        1,076,988
   8     120,319        101,839       101,839     1,101,839       89,355       89,355        1,089,355
   9     138,935        116,758       116,758     1,116,758      102,051      102,051        1,102,051
  10     158,481        132,211       132,211     1,132,211      115,093      115,093        1,115,093

  11     179,006        148,232       148,232     1,148,232      128,453      128,453        1,128,453
  12     200,556        164,814       164,814     1,164,814      142,126      142,126        1,142,126
  13     223,184        181,977       181,977     1,181,977      156,115      156,115        1,156,115
  14     246,943        199,719       199,719     1,199,719      170,425      170,425        1,170,425
  15     271,890        218,044       218,044     1,218,044      185,029      185,029        1,185,029

  16     298,084        236,979       236,979     1,236,979      199,922      199,922        1,199,922
  17     325,589        256,491       256,491     1,256,491      215,044      215,044        1,215,044
  18     354,468        276,556       276,556     1,276,556      230,336      230,336        1,230,336
  19     384,791        297,188       297,188     1,297,188      245,743      245,743        1,245,743
  20     416,631        318,351       318,351     1,318,351      261,179      261,179        1,261,179

  25     601,361        431,110       431,110     1,431,110      336,198      336,198        1,336,198
  30     837,129        548,655       548,655     1,548,655      396,456      396,456        1,396,456
  35   1,138,036        655,770       655,770     1,655,770      414,041      414,041        1,414,041
  40   1,522,077        724,166       724,166     1,724,166      340,766      340,766        1,340,766
  45   2,012,222        705,886       705,886     1,705,886       90,318       90,318        1,090,318
  50   2,637,785        519,665       519,665     1,519,665            0            0                0
  55   3,436,179         44,135        44,135     1,044,135            0            0                0
  60           0              0             0             0            0            0                0
  65           0              0             0             0            0            0                0

_____________________
 (1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

        JPF HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
    CASH VALUE ACCUMULATION TEST                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                          ANNUAL RATE OF RETURN:               6% (4.40% net)
$1,000,000 INITIAL SPECIFIED AMOUNT               ASSUMED ANNUAL PREMIUM (1)                      $12,000

          PREMIUMS
END     ACCUMULATED                  ASSUMING CURRENT COSTS                      ASSUMING GUARANTEED COSTS
                          ----------------------------------------    ----------------------------------------------
 OF    AT 5% INTEREST      ACCUMULATION     CASH         DEATH          ACCUMULATION       CASH            DEATH
YEAR     PER YEAR            VALUE(2)      VALUE(2)    BENEFIT(2)         VALUE(2)       VALUE(2)        BENEFIT(2)
----     --------            --------      --------    ----------         --------       --------        ----------
   1      12,600              11,223        10,623      1,011,223           9,958          9,358          1,009,958
   2      25,830              22,859        22,379      1,022,859          20,273         19,793          1,020,273
   3      39,721              34,863        34,503      1,034,863          30,929         30,569          1,030,929
   4      54,308              47,294        47,054      1,047,294          41,932         41,692          1,041,932
   5      69,623              60,190        60,070      1,060,190          53,276         53,156          1,053,276

   6      85,704              73,572        73,572      1,073,572          64,967         64,967          1,064,967
   7     102,589              87,451        87,451      1,087,451          76,988         76,988          1,076,988
   8     120,319             101,839       101,839      1,101,839          89,355         89,355          1,089,355
   9     138,935             116,758       116,758      1,116,758         102,051        102,051          1,102,051
  10     158,481             132,211       132,211      1,132,211         115,093        115,093          1,115,093

  11     179,006             148,232       148,232      1,148,232         128,453        128,453          1,128,453
  12     200,556             164,814       164,814      1,164,814         142,126        142,126          1,142,126
  13     223,184             181,977       181,977      1,181,977         156,115        156,115          1,156,115
  14     246,943             199,719       199,719      1,199,719         170,425        170,425          1,170,425
  15     271,890             218,044       218,044      1,218,044         185,029        185,029          1,185,029

  16     298,084             236,979       236,979      1,236,979         199,922        199,922          1,199,922
  17     325,589             256,491       256,491      1,256,491         215,044        215,044          1,215,044
  18     354,468             276,556       276,556      1,276,556         230,336        230,336          1,230,336
  19     384,791             297,188       297,188      1,297,188         245,743        245,743          1,245,743
  20     416,631             318,351       318,351      1,318,351         261,179        261,179          1,261,179

  25     601,361             431,110       431,110      1,431,110         336,198        336,198          1,336,198
  30     837,129             548,655       548,655      1,548,655         396,456        396,456          1,396,456
  35   1,138,036             655,770       655,770      1,655,770         414,041        414,041          1,414,041
  40   1,522,077             724,166       724,166      1,724,166         340,766        340,766          1,340,766
  45   2,012,222             705,886       705,886      1,705,886          90,318         90,318          1,090,318
  50   2,637,785             519,665       519,665      1,519,665               0              0                  0
  55   3,436,179              44,135        44,135      1,044,135               0              0                  0
  60           0                   0             0              0               0              0                  0
  65           0                   0             0              0               0              0                  0

_____________________
   (1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
   (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

    JP FINANCIAL HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
    GUIDELINE PREMIUM TEST                        ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                          ANNUAL RATE OF RETURN:              0% (-1.60% net)
$1,000,000 INITIAL SPECIFIED AMOUNT               ASSUMED ANNUAL PREMIUM (1)                      $12,000

        PREMIUMS
END    ACCUMULATED               ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
                        ----------------------------------------   --------------------------------------------------
 OF    AT 5% INTEREST     ACCUMULATION     CASH        DEATH        ACCUMULATION         CASH             DEATH
YEAR     PER YEAR           VALUE(2)      VALUE(2)   BENEFIT(2)       VALUE(2)          VALUE(2)        BENEFIT(2)
----     --------           --------      --------   ----------       --------          --------        ----------
   1        12,600           10,566         9,966    1,010,566           9,341             8,741         1,009,341
   2        25,830           20,885        20,405    1,020,885          18,454            17,974         1,018,454
   3        39,721           30,899        30,539    1,030,899          27,312            26,952         1,027,312
   4        54,308           40,655        40,415    1,040,655          35,910            35,670         1,035,910
   5        69,623           50,176        50,056    1,050,176          44,232            44,112         1,044,232

   6        85,704           59,465        59,465    1,059,465          52,273            52,273         1,052,273
   7       102,589           68,517        68,517    1,068,517          60,008            60,008         1,060,008
   8       120,319           77,326        77,326    1,077,326          67,441            67,441         1,067,441
   9       138,935           85,894        85,894    1,085,894          74,548            74,548         1,074,548
  10       158,481           94,207        94,207    1,094,207          81,333            81,333         1,081,333

  11       179,006          102,279       102,279    1,102,279          87,764            87,764         1,087,764
  12       200,556          110,063       110,063    1,110,063          93,824            93,824         1,093,824
  13       223,184          117,555       117,555    1,117,555          99,502            99,502         1,099,502
  14       246,943          124,729       124,729    1,124,729         104,782           104,782         1,104,782
  15       271,890          131,572       131,572    1,131,572         109,632           109,632         1,109,632

  16       298,084          138,088       138,088    1,138,088         114,039           114,039         1,114,039
  17       325,589          144,226       144,226    1,144,226         117,942           117,942         1,117,942
  18       354,468          149,950       149,950    1,149,950         121,278           121,278         1,121,278
  19       384,791          155,254       155,254    1,155,254         123,998           123,998         1,123,998
  20       416,631          160,087       160,087    1,160,087         126,022           126,022         1,126,022

  25       601,361          175,634       175,634    1,175,634         123,687           123,687         1,123,687
  30       837,129          169,737       169,737    1,169,737          92,440            92,440         1,092,440
  35     1,138,036          129,633       129,633    1,129,633          13,565            13,565         1,013,565
  40     1,522,077           35,673        35,673    1,035,673               0                 0                 0
  45             0                0             0            0               0                 0                 0
  50             0                0             0            0               0                 0                 0
  55             0                0             0            0               0                 0                 0
  60             0                0             0            0               0                 0                 0
  65             0                0             0            0               0                 0                 0

_______________________
   (1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
   (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

        JPF HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II;
    CASH VALUE ACCUMULATION TEST                    ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                            ANNUAL RATE OF RETURN:           0% (-1.60% net)
$1,000,000 INITIAL SPECIFIED AMOUNT                 ASSUMED ANNUAL PREMIUM (1)                  $12,000


         PREMIUMS
  END   ACCUMULATED          ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
                        -------------------------------------   ----------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION    CASH        DEATH        ACCUMULATION    CASH          DEATH
 YEAR      PER YEAR         VALUE(2)    VALUE(2)   BENEFIT(2)       VALUE(2)     VALUE(2)     BENEFIT(2)
 ----      --------         --------    --------   ----------       --------     --------     ----------
   1       12,600           10,566       9,966     1,010,566          9,341        8,741      1,009,341
   2       25,830           20,885      20,405     1,020,885         18,454       17,974      1,018,454
   3       39,721           30,899      30,539     1,030,899         27,312       26,952      1,027,312
   4       54,308           40,655      40,415     1,040,655         35,910       35,670      1,035,910
   5       69,623           50,176      50,056     1,050,176         44,232       44,112      1,044,232

   6       85,704           59,465      59,465     1,059,465         52,273       52,273      1,052,273
   7      102,589           68,517      68,517     1,068,517         60,008       60,008      1,060,008
   8      120,319           77,326      77,326     1,077,326         67,441       67,441      1,067,441
   9      138,935           85,894      85,894     1,085,894         74,548       74,548      1,074,548
  10      158,481           94,207      94,207     1,094,207         81,333       81,333      1,081,333

  11      179,006          102,279     102,279     1,102,279         87,764       87,764      1,087,764
  12      200,556          110,063     110,063     1,110,063         93,824       93,824      1,093,824
  13      223,184          117,555     117,555     1,117,555         99,502       99,502      1,099,502
  14      246,943          124,729     124,729     1,124,729        104,782      104,782      1,104,782
  15      271,890          131,572     131,572     1,131,572        109,632      109,632      1,109,632

  16      298,084          138,088     138,088     1,138,088        114,039      114,039      1,114,039
  17      325,589          144,226     144,226     1,144,226        117,942      117,942      1,117,942
  18      354,468          149,950     149,950     1,149,950        121,278      121,278      1,121,278
  19      384,791          155,254     155,254     1,155,254        123,998      123,998      1,123,998
  20      416,631          160,087     160,087     1,160,087        126,022      126,022      1,126,022

  25      601,361          175,634     175,634     1,175,634        123,687      123,687      1,123,687
  30      837,129          169,737     169,737     1,169,737         92,440       92,440      1,092,440
  35    1,138,036          129,633     129,633     1,129,633         13,565       13,565      1,013,565
  40    1,522,077           35,673      35,673     1,035,673              0            0              0
  45            0                0           0             0              0            0              0
  50            0                0           0             0              0            0              0
  55            0                0           0             0              0            0              0
  60            0                0           0             0              0            0              0
  65            0                0           0             0              0            0              0

_____________________
 (1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
     GUIDELINE PREMIUM TEST                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                      ANNUAL RATE OF RETURN:                         12% (10.40% net)
FEMALE NON-SMOKER ISSUE AGE 35               ASSUMED ANNUAL PREMIUM (1)                                  $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT

              PREMIUMS
 END        ACCUMULATED              ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
                              -------------------------------------        ------------------------------------
  OF      AT 5% INTEREST      ACCUMULATION     CASH       DEATH            ACCUMULATION     CASH       DEATH
 YEAR        PER YEAR           VALUE(2)     VALUE(2)    BENEFIT(2)          VALUE(2)     VALUE(2)   BENEFIT(2)
 ----        --------           --------     --------    ----------          --------     --------   ----------
  1           15,645             15,337        14,592    2,000,000            15,334       14,589    2,000,000
  2           32,072             32,264        31,668    2,000,000            32,251       31,655    2,000,000
  3           49,321             50,947        50,500    2,000,000            50,915       50,468    2,000,000
  4           67,432             71,565        71,267    2,000,000            71,504       71,206    2,000,000
  5           86,449             94,320        94,171    2,000,000            94,215       94,066    2,000,000

  6          106,416            119,432       119,432    2,000,000           119,267      119,267    2,000,000
  7          127,382            147,145       147,145    2,000,000           146,899      146,899    2,000,000
  8          149,396            177,738       177,738    2,000,000           177,384      177,384    2,000,000
  9          172,511            211,546       211,546    2,000,000           211,055      211,055    2,000,000
 10          196,781            248,908       248,908    2,000,000           248,242      248,242    2,000,000

 11          222,265            290,196       290,196    2,000,000           289,312      289,312    2,000,000
 12          249,023            335,823       335,823    2,000,000           334,669      334,669    2,000,000
 13          277,120            386,243       386,243    2,000,000           384,762      384,762    2,000,000
 14          306,621            441,962       441,962    2,000,000           440,083      440,083    2,000,000
 15          337,597            503,534       503,534    2,000,000           501,181      501,181    2,000,000

 16          370,121            571,578       571,578    2,000,000           568,660      568,660    2,000,000
 17          404,273            646,772       646,772    2,000,000           643,187      643,187    2,000,000
 18          440,131            729,870       729,870    2,000,000           725,501      725,501    2,000,000
 19          477,783            821,704       821,704    2,000,000           816,420      816,420    2,000,000
 20          517,317            923,198       923,198    2,000,000           916,857      916,857    2,000,000

 25          746,690          1,615,627     1,615,627    2,164,940 (3)     1,601,725    1,601,725    2,146,312 (3)
 30        1,039,436          2,757,543     2,757,543    3,364,203 (3)     2,729,193    2,729,193    3,329,615 (3)
 35        1,413,061          4,635,715     4,635,715    5,377,429 (3)     4,574,088    4,574,088    5,305,942 (3)
 40        1,889,912          7,721,876     7,721,876    8,262,408 (3)     7,589,196    7,589,196    8,120,439 (3)
 45        2,498,509         12,795,145    12,795,145   13,434,902 (3)    12,523,960   12,523,960   13,150,158 (3)
 50        3,275,249         21,029,324    21,029,324   22,080,790 (3)    20,423,444   20,423,444   21,444,616 (3)
 55        4,266,589         34,181,413    34,181,413   35,890,483 (3)    32,727,546   32,727,546   34,363,924 (3)
 60        5,531,817         55,595,426    55,595,426   56,151,381 (3)    52,590,865   52,590,865   53,116,773 (3)
 65        7,146,605         91,925,795    91,925,795   91,925,795 (3)    86,962,863   86,962,863   86,962,863 (3)

________________
 (1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
 (3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I;
    CASH VALUE ACCUMULATION TEST              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                      ANNUAL RATE OF RETURN:         12% (10.40% net)
FEMALE NON-SMOKER ISSUE AGE 35                ASSUMED ANNUAL PREMIUM(1):             $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS
END    ACCUMULATED          ASSUMING CURRENT COSTS                  ASSUMING GUARANTEED COSTS
                      -------------------------------------   --------------------------------------
 OF    AT 5% INTEREST    ACCUMULATION     CASH       DEATH      ACCUMULATION         CASH        DEATH
YEAR      PER YEAR         VALUE(2)      VALUE(2)   BENEFIT(2)     VALUE(2)         VALUE(2)   BENEFIT(2)
----      --------         --------      --------   ----------     --------         --------   ----------
   1       15,645           15,337        14,592    2,000,000       15,334          14,589     2,000,000
   2       32,072           32,264        31,668    2,000,000       32,251          31,655     2,000,000
   3       49,321           50,947        50,500    2,000,000       50,915          50,468     2,000,000
   4       67,432           71,565        71,267    2,000,000       71,504          71,206     2,000,000
   5       86,449           94,320        94,171    2,000,000       94,215          94,066     2,000,000

   6      106,416          119,432       119,432   12,000,000      119,267         119,267     2,000,000
   7      127,382          147,145       147,145   12,000,000      146,899         146,899     2,000,000
   8      149,396          177,738       177,738   12,000,000      177,384         177,384     2,000,000
   9      172,511          211,546       211,546   22,000,000      211,055         211,055     2,000,000
  10      196,781          248,908       248,908   22,000,000      248,242         248,242     2,000,000

  11      222,265          290,196       290,196   22,000,000      289,312         289,312     2,000,000
  12      249,023          335,823       335,823   32,000,000      334,669         334,669     2,000,000
  13      277,120          386,243       386,243   32,000,000      384,762         384,762     2,000,000
  14      306,621          441,692       441,692   42,000,000      440,083         440,083     2,000,000
  15      337,597          503,534       503,534   52,000,000      501,181         501,181     2,000,000

  16      370,121          571,575       571,575   52,091,965(3)    568,655        568,655     2,081,277(3)
  17      404,273          646,737       646,737   62,282,982(3)    643,113        643,113     2,270,188(3)
  18      440,131          729,751       729,751   72,473,854(3)    725,240        725,240     2,458,562(3)
  19      477,783          821,418       821,418   82,686,037(3)    815,787        815,787     2,667,624(3)
  20      517,317          922,629       922,629   92,897,056(3)    915,591        915,591     2,874,955(3)

  25      746,690        1,609,454     1,609,454    4,200,675(3)   1,587,989     1,587,989     4,144,652(3)
  30    1,039,436        2,728,466     2,728,466    5,948,057(3)   2,665,333     2,665,333     5,810,426(3)
  35    1,413,061        4,533,136     4,533,136    8,340,970(3)   4,352,448     4,352,448     8,008,504(3)
  40    1,889,912        7,397,452     7,397,452    11,687,97(3)   6,916,094     6,916,094    10,927,429(3)
  45    2,498,509       11,832,445    11,832,445    16,447,09(3)  10,626,948    10,626,948    14,771,457(3)
  50    3,275,249       18,496,137    18,496,137    23,305,13(3)  15,801,984    15,801,984    19,910,500(3)
  55    4,266,589       28,265,393    28,265,393    33,353,16(3)  22,712,362    22,712,362    26,800,587(3)
  60    5,531,817       42,772,458    42,772,458    47,477,42(3)  32,244,683    32,244,683    35,791,598(3)
  65    7,146,605       66,348,540    66,348,540    69,002,48(3)  45,328,559    45,328,559    47,141,702(3)

________________
(1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
    GUIDELINE PREMIUM TEST                     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                       ANNUAL RATE OF RETURN:                         6% (4.40% net)
FEMALE NON-SMOKER ISSUE AGE 35                 ASSUMED ANNUAL PREMIUM (1)                                $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT

           PREMIUMS
END       ACCUMULATED         ASSUMING CURRENT COSTS                            ASSUMING GUARANTEED COSTS
                         ------------------------------------       -------------------------------------------------
OF       AT 5% INTEREST   ACCUMULATION    CASH       DEATH           ACCUMULATION           CASH            DEATH
YEAR        PER YEAR       VALUE(2)      VALUE(2) BENEFIT(2)           VALUE(2)            VALUE(2)        BENEFIT(2)
----        --------       --------      -------- ----------           --------            --------        ----------
   1          15,645       14,503        13,758  2,000,000             14,500              13,755          2,000,000
   2          32,072       29,640        29,044  2,000,000             29,628              29,032          2,000,000
   3          49,321       45,438        44,991  2,000,000             45,408              44,961          2,000,000
   4          67,432       61,924        61,626  2,000,000             61,868              61,570          2,000,000
   5          86,449       79,128        78,979  2,000,000             79,033              78,884          2,000,000

   6         106,416       97,080        97,080  2,000,000             96,932              96,932          2,000,000
   7         127,382      115,810       115,810  2,000,000            115,592             115,592          2,000,000
   8         149,396      135,351       135,351  2,000,000            135,044             135,044          2,000,000
   9         172,511      155,738       155,738  2,000,000            155,316             155,316          2,000,000
  10         196,781      177,028       177,028  2,000,000            176,464             176,464          2,000,000

  11         222,265      199,268       199,268  2,000,000            198,528             198,528          2,000,000
  12         249,023      222,498       222,498  2,000,000            221,544             221,544          2,000,000
  13         277,120      246,759       246,759  2,000,000            245,546             245,546          2,000,000
  14         306,621      272,094       272,094  2,000,000            270,571             270,571          2,000,000
  15         337,597      298,548       298,548  2,000,000            296,654             296,654          2,000,000

  16         370,121      326,166       326,166  2,000,000            323,832             323,832          2,000,000
  17         404,273      354,993       354,993  2,000,000            352,139             352,139          2,000,000
  18         440,131      385,078       385,078  2,000,000            381,606             381,606          2,000,000
  19         477,783      416,466       416,466  2,000,000            412,263             412,263          2,000,000
  20         517,317      449,206       449,206  2,000,000            444,142             444,142          2,000,000

  25         746,690      635,030       635,030  2,000,000            622,958             622,958          2,000,000
  30       1,039,436      862,707       862,707  2,000,000            836,346             836,346          2,000,000
  35       1,413,061    1,139,133     1,139,133  2,000,000          1,084,120           1,084,120          2,000,000
  40       1,889,912    1,473,708     1,473,708  2,000,000          1,367,245           1,367,245          2,000,000
  45       2,498,509    1,890,373     1,890,373  2,000,000          1,697,174           1,697,174          2,000,000
  50       3,275,249    2,417,383     2,417,383  2,538,252 (3)      2,142,593           2,142,593          2,249,722 (3)
  55       4,266,589    3,041,266     3,041,266  3,193,330 (3)      2,666,260           2,666,260          2,799,573 (3)
  60       5,531,817    3,812,826     3,812,826  3,850,954 (3)      3,312,144           3,312,144          3,345,266 (3)
  65       7,146,605    4,841,925     4,841,925  4,841,925 (3)      4,216,384           4,216,384          4,216,384 (3)

__________________
   (1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
   (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
   (3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
    CASH VALUE ACCUMULATION TEST                            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                                    ANNUAL RATE OF RETURN:                         6% (4.40% net)
FEMALE NON-SMOKER ISSUE AGE 35                              ASSUMED ANNUAL PREMIUM (1)                               $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT


            PREMIUMS
  END     ACCUMULATED                ASSUMING CURRENT COSTS                            ASSUMING GUARANTEED COSTS
                           --------------------------------------------       -----------------------------------------------
  OF      AT 5% INTEREST     ACCUMULATION       CASH           DEATH            ACCUMULATION        CASH              DEATH
 YEAR        PER YEAR          VALUE(2)        VALUE(2)      BENEFIT(2)           VALUE(2)         VALUE(2)         BENEFIT(2)
 ----        --------          --------        --------      ----------           --------         --------         ----------
   1          15,645             14,503        13,758        2,000,000             14,500           13,755          2,000,000
   2          32,072             29,640        29,044        2,000,000             29,628           29,032          2,000,000
   3          49,321             45,438        44,991        2,000,000             45,408           44,961          2,000,000
   4          67,432             61,924        61,626        2,000,000             61,868           61,570          2,000,000
   5          86,449             79,128        78,979        2,000,000             79,033           78,884          2,000,000

   6         106,416             97,080        97,080        2,000,000             96,932           96,932          2,000,000
   7         127,382            115,810       115,810        2,000,000            115,592          115,592          2,000,000
   8         149,396            135,351       135,351        2,000,000            135,044          135,044          2,000,000
   9         172,511            155,738       155,738        2,000,000            155,316          155,316          2,000,000
  10         196,781            177,028       177,028        2,000,000            176,464          176,464          2,000,000

  11         222,265            199,268       199,268        2,000,000            198,528          198,528          2,000,000
  12         249,023            222,498       222,498        2,000,000            221,544          221,544          2,000,000
  13         277,120            246,759       246,759        2,000,000            245,546          245,546          2,000,000
  14         306,621            272,094       272,094        2,000,000            270,571          270,571          2,000,000
  15         337,597            298,548       298,548        2,000,000            296,654          296,654          2,000,000

  16         370,121            326,166       326,166        2,000,000            323,832          323,832          2,000,000
  17         404,273            354,993       354,993        2,000,000            352,139          352,139          2,000,000
  18         440,131            385,078       385,078        2,000,000            381,606          381,606          2,000,000
  19         477,783            416,466       416,466        2,000,000            412,263          412,263          2,000,000
  20         517,317            449,206       449,206        2,000,000            444,142          444,142          2,000,000

  25         746,690            635,030       635,030        2,000,000            622,958          622,958          2,000,000
  30       1,039,436            862,707       862,707        2,000,000            836,346          836,346          2,000,000
  35       1,413,061          1,138,862     1,138,862        2,095,505 (3)      1,084,120        1,084,120          2,000,000
  40       1,889,912          1,465,262     1,465,262        2,315,115 (3)      1,361,441        1,361,441          2,151,076 (3)
  45       2,498,509          1,835,378     1,835,378        2,551,175 (3)      1,643,407        1,643,407          2,284,336 (3)
  50       3,275,249          2,234,820     2,234,820        2,815,873 (3)      1,911,135        1,911,135          2,408,030 (3)
  55       4,266,589          2,649,424     2,649,424        3,126,321 (3)      2,141,436        2,141,436          2,526,894 (3)
  60       5,531,817          3,100,309     3,100,309        3,441,342 (3)      2,364,711        2,364,711          2,624,829 (3)
  65       7,146,605          3,708,166     3,708,166        3,856,493 (3)      2,580,357        2,580,357          2,683,571 (3)

___________________
  (1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
  (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
  (3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION I;
    GUIDELINE PREMIUM TEST                                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                                    ANNUAL RATE OF RETURN:                     0% (-1.60% net)
FEMALE NON-SMOKER ISSUE AGE 35                              ASSUMED ANNUAL PREMIUM (1)                            $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT


              PREMIUMS
  END       ACCUMULATED              ASSUMING CURRENT COSTS                               ASSUMING GUARANTEED COSTS
                             -----------------------------------------       ---------------------------------------------
  OF        AT 5% INTEREST     ACCUMULATION      CASH         DEATH            ACCUMULATION      CASH             DEATH
 YEAR          PER YEAR           VALUE(2)      VALUE(2)    BENEFIT(2)           VALUE(2)       VALUE(2)        BENEFIT(2)
 ----          --------           --------      --------    ----------           --------       --------        ----------
   1            15,645             13,670        12,925     2,000,000             13,667         12,922         2,000,000
   2            32,072             27,116        26,520     2,000,000             27,105         26,509         2,000,000
   3            49,321             40,343        39,896     2,000,000             40,315         39,868         2,000,000
   4            67,432             53,351        53,053     2,000,000             53,299         53,001         2,000,000
   5            86,449             66,144        65,995     2,000,000             66,057         65,908         2,000,000

   6           106,416             78,722        78,722     2,000,000             78,590         78,590         2,000,000
   7           127,382             91,089        91,089     2,000,000             90,897         90,897         2,000,000
   8           149,396            103,245       103,245     2,000,000            102,977        102,977         2,000,000
   9           172,511            115,191       115,191     2,000,000            114,828        114,828         2,000,000
  10           196,781            126,929       126,929     2,000,000            126,449        126,449         2,000,000

  11           222,265            138,458       138,458     2,000,000            137,837        137,837         2,000,000
  12           249,023            149,780       149,780     2,000,000            148,987        148,987         2,000,000
  13           277,120            160,907       160,907     2,000,000            159,907        159,907         2,000,000
  14           306,621            171,840       171,840     2,000,000            170,594        170,594         2,000,000
  15           337,597            182,576       182,576     2,000,000            181,039        181,039         2,000,000

  16           370,121            193,112       193,112     2,000,000            191,230        191,230         2,000,000
  17           404,273            203,442       203,442     2,000,000            201,151        201,151         2,000,000
  18           440,131            213,558       213,558     2,000,000            210,783        210,783         2,000,000
  19           477,783            223,451       223,451     2,000,000            220,099        220,099         2,000,000
  20           517,317            233,109       233,109     2,000,000            229,072        229,072         2,000,000

  25           746,690            277,380       277,380     2,000,000            267,615        267,615         2,000,000
  30         1,039,436            312,459       312,459     2,000,000            289,982        289,982         2,000,000
  35         1,413,061            330,555       330,555     2,000,000            277,924        277,924         2,000,000
  40         1,889,912            312,381       312,381     2,000,000            190,302        190,302         2,000,000
  45         2,498,509            206,902       206,902     2,000,000                  0              0                 0
  50                 0                  0             0             0                  0              0                 0
  55                 0                  0             0             0                  0              0                 0
  60                 0                  0             0             0                  0              0                 0
  65                 0                  0             0             0                  0              0                 0

______________________
 (1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
     CASH VALUE ACCUMULATION TEST                 ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                           ANNUAL RATE OF RETURN:                          0% (-1.60% net)
FEMALE NON-SMOKER ISSUE AGE 35                    ASSUMED ANNUAL PREMIUM (1):                                 $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT

              PREMIUMS
END         ACCUMULATED              ASSUMING CURRENT COSTS                         ASSUMING GUARANTEED COSTS
                              ----------------------------------------     ---------------------------------------------
 OF       AT 5% INTEREST      ACCUMULATION        CASH        DEATH         ACCUMULATION         CASH           DEATH
YEAR         PER YEAR           VALUE(2)        VALUE(2)    BENEFIT(2)        VALUE(2)         VALUE(2)       BENEFIT(2)
----         --------           --------        --------    ----------        --------         --------       ----------
  1            15,645            13,670           12,925    2,000,000          13,667           12,922        2,000,000
  2            32,072            27,116           26,520    2,000,000          27,105           26,509        2,000,000
  3            49,321            40,343           39,896    2,000,000          40,315           39,868        2,000,000
  4            67,432            53,351           53,053    2,000,000          53,299           53,001        2,000,000
  5            86,449            66,144           65,995    2,000,000          66,057           65,908        2,000,000

  6           106,416            78,722           78,722    2,000,000          78,590           78,590        2,000,000
  7           127,382            91,089           91,089    2,000,000          90,897           90,897        2,000,000
  8           149,396           103,245          103,245    2,000,000         102,977          102,977        2,000,000
  9           172,511           115,191          115,191    2,000,000         114,828          114,828        2,000,000
 10           196,781           126,929          126,929    2,000,000         126,449          126,449        2,000,000

 11           222,265           138,458          138,458    2,000,000         137,837          137,837        2,000,000
 12           249,023           149,780          149,780    2,000,000         148,987          148,987        2,000,000
 13           277,120           160,907          160,907    2,000,000         159,907          159,907        2,000,000
 14           306,621           171,840          171,840    2,000,000         170,594          170,594        2,000,000
 15           337,597           182,576          182,576    2,000,000         181,039          181,039        2,000,000

 16           370,121           193,112          193,112    2,000,000         191,230          191,230        2,000,000
 17           404,273           203,442          203,442    2,000,000         201,151          201,151        2,000,000
 18           440,131           213,558          213,558    2,000,000         210,783          210,783        2,000,000
 19           477,783           223,451          223,451    2,000,000         220,099          220,099        2,000,000
 20           517,317           233,109          233,109    2,000,000         229,072          229,072        2,000,000

 25           746,690           277,380          277,380    2,000,000         267,615          267,615        2,000,000
 30         1,039,436           312,459          312,459    2,000,000         289,982          289,982        2,000,000
 35         1,413,061           330,555          330,555    2,000,000         277,924          277,924        2,000,000
 40         1,889,912           312,381          312,381    2,000,000         190,302          190,302        2,000,000
 45         2,498,509           206,902          206,902    2,000,000               0                0                0
 50                 0                 0                0            0               0                0                0
 55                 0                 0                0            0               0                0                0
 60                 0                 0                0            0               0                0                0
 65                 0                 0                0            0               0                0                0

________________
 (1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
     GUIDELINE PREMIUM TEST                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                      ANNUAL RATE OF RETURN:             12% (10.40% net)
FEMALE NON-SMOKER ISSUE AGE 35               ASSUMED ANNUAL PREMIUM (1):                     $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT

              PREMIUMS
END         ACCUMULATED                   ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
                                   ------------------------------------         -------------------------------------
 OF       AT 5% INTEREST           ACCUMULATION     CASH       DEATH            ACCUMULATION     CASH        DEATH
YEAR         PER YEAR                VALUE(2)     VALUE(2)   BENEFIT(2)           VALUE(2)      VALUE(2)   BENEFIT(2)
----         --------                --------     --------   ----------           --------      --------   ----------
 1            15,645                  15,337        14,592    2,015,337            15,334         14,589    2,015,334
 2            32,072                  32,264        31,668    2,032,264            32,251         31,655    2,032,251
 3            49,321                  50,946        50,499    2,050,946            50,914         50,467    2,050,914
 4            67,432                  71,564        71,266    2,071,564            71,501         71,203    2,071,501
 5            86,449                  94,317        94,168    2,094,317            94,209         94,060    2,094,209

 6           106,416                 119,427       119,427    2,119,427           119,256        119,256    2,119,256
 7           127,382                 147,135       147,135    2,147,135           146,877        146,877    2,146,877
 8           149,396                 177,722       177,722    2,177,722           177,348        177,348    2,177,348
 9           172,511                 211,521       211,521    2,211,521           210,995        210,995    2,210,995
10           196,781                 248,868       248,868    2,248,868           248,147        248,147    2,248,147

11           222,265                 290,134       290,134    2,290,134           289,166        289,166    2,289,166
12           249,023                 335,729       335,729    2,335,729           334,450        334,450    2,334,450
13           277,120                 386,105       386,105    2,386,105           384,439        384,439    2,384,439
14           306,621                 441,761       441,761    2,441,761           439,616        439,616    2,439,616
15           337,597                 503,247       503,247    2,503,247           500,513        500,513    2,500,513

16           370,121                 571,172       571,172    2,571,172           567,716        567,716    2,567,716
17           404,273                 646,203       646,203    2,646,203           641,866        641,866    2,641,866
18           440,131                 729,078       729,078    2,729,078           723,667        723,667    2,723,667
19           477,783                 820,608       820,608    2,820,608           813,888        813,888    2,813,888
20           517,317                 921,689       921,689    2,921,689           913,380        913,380    2,913,380

25           746,690               1,608,738     1,608,738    3,608,738         1,586,046      1,586,046    3,586,046
30         1,039,436               2,734,179     2,734,179    4,734,179         2,676,510      2,676,510    4,676,510
35         1,413,061               4,570,410     4,570,410    6,570,410         4,427,697      4,427,697    6,427,697
40         1,889,912               7,549,593     7,549,593    9,549,593         7,210,778      7,210,778    9,210,778
45         2,498,509              12,343,277    12,343,277   14,343,277        11,557,292     11,557,292   13,557,292
50         3,275,249              19,984,710    19,984,710   21,984,710        18,265,095     18,265,095   20,265,095
55         4,266,589              32,123,482    32,123,482   34,123,482        28,525,040     28,525,040   30,525,040
60         5,531,817              51,512,123    51,512,123   53,512,123        44,364,807     44,364,807   46,364,807
65         7,146,605              82,828,095    82,828,095   84,828,095        66,914,721     66,914,721   68,914,721

_________________
 (1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
    CASH VALUE ACCUMULATION TEST                  ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                          ANNUAL RATE OF RETURN:                      12% (10.40% net)
FEMALE NON-SMOKER ISSUE AGE 35                   ASSUMED ANNUAL PREMIUM (1):                               $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS
END     ACCUMULATED                ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
                         ----------------------------------------    ---------------------------------------------
 OF    AT 5% INTEREST     ACCUMULATION     CASH         DEATH         ACCUMULATION      CASH               DEATH
YEAR     PER YEAR           VALUE(2)      VALUE(2)    BENEFIT(2)        VALUE(2)      VALUE(2)          BENEFIT(2)
----     --------           --------      --------    ----------        --------      --------          ----------
   1       15,645           15,337        14,592      2,015,337           15,334       14,589            2,015,334
   2       32,072           32,264        31,668      2,032,264           32,251       31,655            2,032,251
   3       49,321           50,946        50,499      2,050,946           50,914       50,467            2,050,914
   4       67,432           71,564        71,266      2,071,564           71,501       71,203            2,071,501
   5       86,449           94,317        94,168      2,094,317           94,209       94,060            2,094,209

   6      106,416          119,427       119,427      2,119,427          119,256      119,256            2,119,256
   7      127,382          147,135       147,135      2,147,135          146,877      146,877            2,146,877
   8      149,396          177,722       177,722      2,177,722          177,348      177,348            2,177,348
   9      172,511          211,521       211,521      2,211,521          210,995      210,995            2,210,995
  10      196,781          248,868       248,868      2,248,868          248,147      248,147            2,248,147

  11      222,265          290,134       290,134      2,290,134          289,166      289,166            2,289,166
  12      249,023          335,729       335,729      2,335,729          334,450      334,450            2,334,450
  13      277,120          386,105       386,105      2,386,105          384,439      384,439            2,384,439
  14      306,621          441,761       441,761      2,441,761          439,616      439,616            2,439,616
  15      337,597          503,247       503,247      2,503,247          500,513      500,513            2,500,513

  16      370,121          571,172       571,172      2,571,172          567,716      567,716            2,567,716
  17      404,273          646,203       646,203      2,646,203          641,866      641,866            2,641,866
  18      440,131          729,078       729,078      2,729,078          723,667      723,667            2,723,667
  19      477,783          820,608       820,608      2,820,608          813,888      813,888            2,813,888
  20      517,317          921,689       921,689      2,921,689          913,380      913,380            2,913,380

  25      746,690        1,607,890     1,607,890     4,196,594 (3)     1,584,317    1,584,317            4,135,068 (3)
  30    1,039,436        2,725,905     2,725,905     5,942,474 (3)     2,659,383    2,659,383            5,797,455 (3)
  35    1,413,061        4,528,968     4,528,968     8,333,301 (3)     4,342,935    4,342,935            7,991,001 (3)
  40    1,889,912        7,390,735     7,390,735    11,677,361 (3)     6,901,176    6,901,176           10,903,858 (3)
  45    2,498,509       11,821,783    11,821,783    16,432,278 (3)    10,604,215   10,604,215           14,739,859 (3)
  50    3,275,249       18,479,551    18,479,551    23,284,234 (3)    15,768,367   15,768,367           19,868,143 (3)
  55    4,266,589       28,240,125    28,240,125    33,323,348 (3)    22,664,225   22,664,225           26,743,785 (3)
  60    5,531,817       42,734,301    42,734,301    47,435,075 (3)    32,176,523   32,176,523           35,715,940 (3)
  65    7,146,605       66,289,432    66,289,432    68,941,009 (3)    44,964,944   44,964,944           46,964,944 (3)

_____________________
   (1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
   (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
   (3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II;
    GUIDELINE PREMIUM TEST                              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                                ANNUAL RATE OF RETURN:    6% (4.40% net)
FEMALE NON-SMOKER ISSUE AGE 35                         ASSUMED ANNUAL PREMIUM (1):           $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS
 END    ACCUMULATED             ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
                        -------------------------------------   -------------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION     CASH         DEATH      ACCUMULATION       CASH           DEATH
YEAR      PER YEAR        VALUE(2)      VALUE(2)    BENEFIT(2)      VALUE(2)       VALUE(2)      BENEFIT(2)
----      --------        --------      --------    ----------      --------       --------      ----------
   1        15,645        14,503        13,758      2,014,503       14,500         13,755        2,014,500
   2        32,072        29,640        29,044      2,029,640       29,628         29,032        2,029,628
   3        49,321        45,438        44,991      2,045,438       45,407         44,960        2,045,407
   4        67,432        61,923        61,625      2,061,923       61,865         61,567        2,061,865
   5        86,449        79,126        78,977      2,079,126       79,028         78,879        2,079,028

   6       106,416        97,076        97,076      2,097,076       96,922         96,922        2,096,922
   7       127,382       115,803       115,803      2,115,803      115,576        115,576        2,115,576
   8       149,396       135,340       135,340      2,135,340      135,017        135,017        2,135,017
   9       172,511       155,720       155,720      2,155,720      155,274        155,274        2,155,274
  10       196,781       177,000       177,000      2,177,000      176,399        176,399        2,176,399

  11       222,265       199,227       199,227      2,199,227      198,432        198,432        2,198,432
  12       249,023       222,439       222,439      2,222,439      221,405        221,405        2,221,405
  13       277,120       246,675       246,675      2,246,675      245,350        245,350        2,245,350
  14       306,621       271,977       271,977      2,271,977      270,297        270,297        2,270,297
  15       337,597       298,386       298,386      2,298,386      296,279        296,279        2,296,279

  16       370,121       325,946       325,946      2,325,946      323,323        323,323        2,323,323
  17       404,273       354,698       354,698      2,354,698      351,454        351,454        2,351,454
  18       440,131       384,683       384,683      2,384,683      380,693        380,693        2,380,693
  19       477,783       415,941       415,941      2,415,941      411,055        411,055        2,411,055
  20       517,317       448,513       448,513      2,448,513      442,549        442,549        2,442,549

  25       746,690       632,453       632,453      2,632,453      617,138        617,138        2,617,138
  30     1,039,436       853,958       853,958      2,853,958      817,086        817,086        2,817,086
  35     1,413,061     1,110,630     1,110,630      3,110,630    1,022,828      1,022,828        3,022,828
  40     1,889,912     1,383,529     1,383,529      3,383,529    1,182,809      1,182,809        3,182,809
  45     2,498,509     1,610,755     1,610,755      3,610,755    1,159,693      1,159,693        3,159,693
  50     3,275,249     1,645,067     1,645,067      3,645,067      705,706        705,706        2,705,706
  55     4,266,589     1,242,874     1,242,874      3,242,874            0              0                0
  60     5,531,817       102,605       102,605      2,102,605            0              0                0
  65             0             0             0              0            0              0                0

_________________
(1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
     CASH VALUE ACCUMULATION TEST                 ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                           ANNUAL RATE OF RETURN:             6% (4.40% net)
FEMALE NON-SMOKER ISSUE AGE 35                    ASSUMED ANNUAL PREMIUM (1):                   $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT

              PREMIUMS
END         ACCUMULATED            ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
                              ----------------------------------------     ----------------------------------------
 OF       AT 5% INTEREST      ACCUMULATION        CASH        DEATH        ACCUMULATION        CASH        DEATH
YEAR         PER YEAR           VALUE(2)        VALUE(2)    BENEFIT(2)       VALUE(2)        VALUE(2)    BENEFIT(2)
----         --------           --------        --------    ----------       --------        --------    ----------
  1           15,645             14,503           13,758    2,014,503          14,500          13,755    2,014,500
  2           32,072             29,640           29,044    2,029,640          29,628          29,032    2,029,628
  3           49,321             45,438           44,991    2,045,438          45,407          44,960    2,045,407
  4           67,432             61,923           61,625    2,061,923          61,865          61,567    2,061,865
  5           86,449             79,126           78,977    2,079,126          79,028          78,879    2,079,028

  6          106,416             97,076           97,076    2,097,076          96,922          96,922    2,096,922
  7          127,382            115,803          115,803    2,115,803         115,576         115,576    2,115,576
  8          149,396            135,340          135,340    2,135,340         135,017         135,017    2,135,017
  9          172,511            155,720          155,720    2,155,720         155,274         155,274    2,155,274
 10          196,781            177,000          177,000    2,177,000         176,399         176,399    2,176,399

 11          222,265            199,227           199,227   2,199,227         198,432         198,432    2,198,432
 12          249,023            222,439           222,439   2,222,439         221,405         221,405    2,221,405
 13          277,120            246,675           246,675   2,246,675         245,350         245,350    2,245,350
 14          306,621            271,977           271,977   2,271,977         270,297         270,297    2,270,297
 15          337,597            298,386           298,386   2,298,386         296,279         296,279    2,296,279

 16          370,121            325,946           325,946   2,325,946         323,323         323,323    2,323,323
 17          404,273            354,698           354,698   2,354,698         351,454         351,454    2,351,454
 18          440,131            384,683           384,683   2,384,683         380,693         380,693    2,380,693
 19          477,783            415,941           415,941   2,415,941         411,055         411,055    2,411,055
 20          517,317            448,513           448,513   2,448,513         442,549         442,549    2,442,549

 25          746,690            632,453           632,453   2,632,453         617,138         617,138    2,617,138
 30        1,039,436            853,958           853,958   2,853,958         817,086         817,086    2,817,086
 35        1,413,061          1,110,630         1,110,630   3,110,630       1,022,828       1,022,828    3,022,828
 40        1,889,912          1,383,529         1,383,529   3,383,529       1,182,809       1,182,809    3,182,809
 45        2,498,509          1,610,755         1,610,755   3,610,755       1,159,693       1,159,693    3,159,693
 50        3,275,249          1,645,067         1,645,067   3,645,067         705,706         705,706    2,705,706
 55        4,266,589          1,242,874         1,242,874   3,242,874               0               0            0
 60        5,531,817            102,605           102,605   2,102,605               0               0            0
 65                0                  0                 0           0               0               0            0

_________________
 (1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
     GUIDELINE PREMIUM TEST                       ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                           ANNUAL RATE OF RETURN:             0% (-1.60% net)
FEMALE NON-SMOKER ISSUE AGE 35                    ASSUMED ANNUAL PREMIUM (1):                    $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT

              PREMIUMS
END         ACCUMULATED                 ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
                              --------------------------------------       ----------------------------------------
OF        AT 5% INTEREST      ACCUMULATION      CASH        DEATH          ACCUMULATION        CASH         DEATH
YEAR         PER YEAR           VALUE(2)      VALUE(2)    BENEFIT(2)         VALUE(2)         VALUE(2)    BENEFIT(2)
----         --------           --------      --------    ---------          --------         --------    ----------
  1            15,645             13,670        12,925    2,013,670           13,667            12,922     2,013,667
  2            32,072             27,116        26,520    2,027,116           27,104            26,508     2,027,104
  3            49,321             40,342        39,895    2,040,342           40,314            39,867     2,040,314
  4            67,432             53,350        53,052    2,053,350           53,297            52,999     2,053,297
  5            86,449             66,142        65,993    2,066,142           66,053            65,904     2,066,053

  6           106,416             78,719        78,719    2,078,719           78,583            78,583     2,078,583
  7           127,382             91,084        91,084    2,091,084           90,884            90,884     2,090,884
  8           149,396            103,236       103,236    2,103,236          102,957           102,957     2,102,957
  9           172,511            115,178       115,178    2,115,178          114,798           114,798     2,114,798
 10           196,781            126,910       126,910    2,126,910          126,405           126,405     2,126,405

 11           222,265            138,432       138,432    2,138,432          137,774           137,774     2,137,774
 12           249,023            149,743       149,743    2,149,743          148,899           148,899     2,148,899
 13           277,120            160,855       160,855    2,160,855          159,787           159,787     2,159,787
 14           306,621            171,771       171,771    2,171,771          170,433           170,433     2,170,433
 15           337,597            182,484       182,484    2,182,484          180,825           180,825     2,180,825

 16           370,121            192,992       192,992    2,192,992          190,950           190,950     2,190,950
 17           404,273            203,285       203,285    2,203,285          200,789           200,789     2,200,789
 18           440,131            213,356       213,356    2,213,356          210,317           210,317     2,210,317
 19           477,783            223,192       223,192    2,223,192          219,503           219,503     2,219,503
 20           517,317            232,778       232,778    2,232,778          228,315           228,315     2,228,315

 25           746,690            276,352       276,352    2,276,352          265,317           265,317     2,265,317
 30         1,039,436            309,560       309,560    2,309,560          283,753           283,753     2,283,753
 35         1,413,061            322,826       322,826    2,322,826          262,283           262,283     2,262,283
 40         1,889,912            293,192       293,192    2,293,192          157,097           157,097     2,157,097
 45         2,498,509            165,723       165,723    2,165,723                0                 0             0
 50                 0                  0             0            0                0                 0             0
 55                 0                  0             0            0                0                 0             0
 60                 0                  0             0            0                0                 0             0
 65                 0                  0             0            0                0                 0             0

_________________
 (1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               JP FINANCIAL HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION II;
    CASH VALUE ACCUMULATION TEST                         ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35                             ANNUAL RATE OF RETURN:              0% (-1.60% net)
FEMALE NON-SMOKER ISSUE AGE 35                           ASSUMED ANNUAL PREMIUM (1)                 $14,900
$2,000,000 INITIAL SPECIFIED AMOUNT

             PREMIUMS
END        ACCUMULATED             ASSUMING CURRENT COSTS                       ASSUMING GUARANTEED COSTS
                            --------------------------------------        --------------------------------------------
OF         AT 5% INTEREST   ACCUMULATION     CASH        DEATH             ACCUMULATION         CASH        DEATH
YEAR          PER YEAR      VALUE(2)        VALUE(2)    BENEFIT(2)            VALUE(2)         VALUE(2)    BENEFIT(2)
-----        ---------      --------        --------    ----------            -------          -------     ----------
   1           15,645       13,670           12,925      2,013,670             13,667           12,922     2,013,667
   2           32,072       27,116           26,520      2,027,116             27,104           26,508     2,027,104
   3           49,321       40,342           39,895      2,040,342             40,314           39,867     2,040,314
   4           67,432       53,350           53,052      2,053,350             53,297           52,999     2,053,297
   5           86,449       66,142           65,993      2,066,142             66,053           65,904     2,066,053

   6          106,416       78,719           78,719      2,078,719             78,583           78,583     2,078,583
   7          127,382       91,084           91,084      2,091,084             90,884           90,884     2,090,884
   8          149,396      103,236          103,236      2,103,236            102,957          102,957     2,102,957
   9          172,511      115,178          115,178      2,115,178            114,798          114,798     2,114,798
  10          196,781      126,910          126,910      2,126,910            126,405          126,405     2,126,405

  11          222,265      138,432          138,432      2,138,432            137,774          137,774     2,137,774
  12          249,023      149,743          149,743      2,149,743            148,899          148,899     2,148,899
  13          277,120      160,855          160,855      2,160,855            159,787          159,787     2,159,787
  14          306,621      171,771          171,771      2,171,771            170,433          170,433     2,170,433
  15          337,597      182,484          182,484      2,182,484            180,825          180,825     2,180,825

  16          370,121      192,992          192,992      2,192,992            190,950          190,950     2,190,950
  17          404,273      203,285          203,285      2,203,285            200,789          200,789     2,200,789
  18          440,131      213,356          213,356      2,213,356            210,317          210,317     2,210,317
  19          477,783      223,192          223,192      2,223,192            219,503          219,503     2,219,503
  20          517,317      232,778          232,778      2,232,778            228,315          228,315     2,228,315

  25           746,690     276,352          276,352      2,276,352            265,317          265,317     2,265,317
  30         1,039,436     309,560          309,560      2,309,560            283,753          283,753     2,283,753
  35         1,413,061     322,826          322,826      2,322,826            262,283          262,283     2,262,283
  40         1,889,912     293,192          293,192      2,293,192            157,097          157,097     2,157,097
  45         2,498,509     165,723          165,723      2,165,723                  0                0             0
  50                 0           0                0              0                  0                0             0
  55                 0           0                0              0                  0                0             0
  60                 0           0                0              0                  0                0             0
  65                 0           0                0              0                  0                0             0

__________________
 (1) Assumes a $14,900 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
 (2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

 THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR J.P. MORGAN SERIES TRUST II. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR J.P. MORGAN TRUST II THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    PART II

                          UNDERTAKINGS TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Rule 484(b)(1) of the Securities Act of 1933, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the option of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Chubb Life Insurance Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following pages and documents:

     The facing sheet

     The prospectus consisting of 84 pages

     The undertaking to file reports

     The undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 regarding indemnification/2/

     The representations regarding fees and charges

     The signatures

     Written consents of the following persons:

         (a) Richard Dielensnyder, FSA, MAAA, contained in Exhibit 6 below.

         (b) Ernst & Young LLP

     The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified Copy of Resolution of the Executive Committee of the Board of Directors of Chubb Life Insurance Company of America establishing Chubb Separate Account C./3/ (Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

     (b) Not Applicable

     (c) (i) Form of Distribution Agreement among Chubb Life Insurance Company of America, Chubb Separate Account C, and Chubb Securities Corporation./3/ (Incorporated by reference to Exhibit 1(c)(i) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (ii) Specimen Variable Contracts Selling Agreement between Chubb Securities Corporation and Selling Broker-Dealers./3/ (Incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation./3/ (Incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (iv) Specimen Registered Representative's Agreement of Chubb Securities Corporation./3/ (Incorporated by reference to Exhibit 1(c)(iv) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (v) Schedule of Commissions./3/ (Incorporated by reference to Exhibit 1(c)(v) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

     (d) Not Applicable

     (e) (i) Specimen flexible premium variable life insurance policy./3/ (Incorporated by reference to Exhibit 1(e)(i) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (ii) Specimen joint and last survivor flexible premium variable life insurance policy./3/ (Incorporated by reference to Exhibit 1(e)(ii) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (iii) Forms of Riders/3/ (Incorporated by reference to Exhibit 1(e)(iii) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

     (f) (i) Amended and Restated Charter, with all amendments, of Chubb Life Insurance Company of America (incorporated by reference to Exhibit 1(f)(i) of Chubb Separate Account A's Post Effective Amendment No. 6 to the Registration Statement on Form S-6, filed February 28, 1992, Registration No. 33-7734).

         (ii) By-Laws of Chubb Life Insurance Company of America (incorporated by reference to Exhibit 1(f)(ii) of Chubb Separate Account A's Post Effective Amendment No. 6 to the Registration Statement on Form S-6, filed February 28, 1992, Registration No. 33-7734).

     (g) Not Applicable

     (h)
         (i) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Treasury Money Market Portfolio./1/

         (ii) Investment Management Agreement tetween Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Bond Portfolio./1/

         (iii) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Equity Portfolio./1/

         (iv) Investment Management Agreement tetween Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Small Company Portfolio./1/

         (v) Form of Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute International Equity Portfolio./1/

         (vi) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Treasury Money Market Portfolio./1/

         (vii) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Bond Portfolio./1/

         (viii) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Equity Portfolio./1/

         (ix) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Small Company Portfolio./1/

         (x) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New Yoerk with respect to the Resolute International Equity Portfolio./1/

         (xi) Custodial Services Agreement between Chubb Series Trust, and Morgan Guaranty Trust Company of New York./2/

     (i) Not applicable

     (j) Application /2/

     2. Specimen Policy (Same as 1(e))./3/

     3. Opinion of counsel as to securities being registered./3/

     4. Not applicable.

     5. Not applicable.

     6. Actuarial opinions and consents of Michael J. LeBoeuf, FSA, MAAA./3/

     7. Consent of Ernst & Young LLP

     8. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed April 29, 1997, File No. 33-72830).

     9. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T)(b)(13)(iii)(F)./3/

    10. Form of Reinsurance Agreement./3/

    11. Powers of Attorney./3/

    12. Memorandum regarding reliance on Order of the Commission./3/
-------------
/1/ Incorporated by reference to Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A, of Chubb Series Trust filed on July 22, 1994, File No. 33-72834.

/2/ Incorporated by reference to the Registration Statement on Form N-1A of Chubb Series Trust, filed on December 10, 1993, File No. 33-72834.

/3/ Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on form S-6 of Chubb Separate Account C, filed February 28, 1996, File No. 33-72830.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account C, certifies that is meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 6 to the Registration Statement and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire, on the 22nd day of April, 1998.


(Seal)
                                         JPF Separate Account C
                                         (Registrant)
                                         Jefferson Pilot Financial
                                         Life Insurance Company
                                         (Depositor)



                                         By: /s/ Charles C. Cornelio
                                            ---------------------------------
                                             Charles C. Cornelio


                                         Title: Executive Vice President
                                               ------------------------------

Attest:


 /s/ Ronald R. Angarella
 ----------------------------------------
     Ronald R. Angarella
     Senior Vice President

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Jefferson
Pilot Life Insurance Company has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 22nd day of April, 1998.


                                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY


                                  By: /s/ Charles C. Cornelio
                                     -----------------------------------------
                                          Charles C. Cornelio

                                  Title: Executive Vice President
                                         -------------------------------------


ATTEST:

/s/ Ronald R. Angarella
------------------------------------------
Ronald R. Angarella
Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     Signatures                         Title                  Date
     ----------                         -----                  ----


/s/ Dennis R. Glass
------------------------------------    Director           April 22, 1998
    Dennis R. Glass


/s/ Kenneth C. Mlekush
------------------------------------    Director           April 22, 1998
    Kenneth C. Mlekush


/s/ David A. Stonecipher
------------------------------------    Director           April 22, 1998
    David A. Stonecipher


/s/ E. Jay Yelton
------------------------------------    Director           April 22, 1998
    E. Jay Yelton

                               EXHIBIT INDEX

7.           Consent of Ernst & Young LLP
             Independent Auditors.......................................